   As filed with the Securities and Exchange Commission on January 12, 1996
                                                   File Nos. 33-8021; 811-4801
______________________________________________________________________________
______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                       [_]

                           Pre-Effective Amendment No.               [_]

                         Post-Effective Amendment No. 17             [X]

                                      and/or
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                       [_]

                                 Amendment No. 16                    [X]
                        (Check appropriate box or boxes)

                            SUNAMERICA EQUITY FUNDS
               (Exact Name of Registrant as Specified in Charter)
                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                            New York, NY  10017-3204
               (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                                Robert M. Zakem
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                            New York, NY  10017-3204
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Margery K. Neale, Esq.
                   Shereff, Friedman, Hoffman, & Goodman LLP
                                919 Third Avenue
                              New York, NY  10022

             Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b) of Rule 485       [_] on (date) pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a) of Rule 485         [_] on (date) pursuant to paragraph (a) of Rule 485

                             ____________________
       Registrant has elected to register an indefinite number of shares of beneficial interest, par value $.01 per share, under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended September 30, 1995 was filed on November 14, 1995.
______________________________________________________________________________
______________________________________________________________________________

                            SUNAMERICA EQUITY FUNDS

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)
                       Under the Securities Act of 1933
                       --------------------------------

PART A
Item No.       Registration Statement Caption          Caption in Prospectus
--------       ------------------------------          ---------------------
      1        Cover Page                              Cover Page

      2        Synopsis                                Summary of Fund Expenses

      3        Condensed Financial Information         Financial Highlights; Performance Data

      4        General Description of Registrant       Investment Objective and Policies;
                                                       Investment Techniques and Risk Factors;
                                                       Investment Restrictions; General Information

      5        Management of the Fund                  Management of the Trust; Portfolio
                                                       Transactions and Brokerage

      5A       Management's Discussion of Fund Performance        *

      6        Capital Stock and Other                 Dividends, Distributions and Taxes;
               Securities                              General Information

      7        Purchase of Securities Being            Purchase of Shares; Determination
               Offered                                 of Net Asset Value

      8        Redemption or Repurchase                Redemption of Shares; Exchange Privilege

      9        Pending Legal Proceedings               Inapplicable

PART B                                                 Caption in Statement
Item No.       Registration Statement Caption          of Additional Information
-------        ------------------------------          -------------------------

     10        Cover Page                              Cover Page

     11        Table of Contents                       Cover Page

     12        General Information and History         History of the Funds

     13        Investment Objectives and               Investment Objective and Policies;
               Policies                                Investment Restrictions; Portfolio
                                                       Turnover; Appendix

     14        Management of the Fund                  Trustees and Officers

     15        Contact Persons and Principal Holders   Inapplicable
               of Securities

     16        Investment Advisory and Other           Adviser, Distributor and Administrator;
               Services                                Additional Information

     17        Brokerage Allocation                    Portfolio Transactions and Brokerage

     18        Capital Stock and Other Securities      Dividends, Distributions and Taxes;
                                                       Description of Shares; Additional Information

     19        Purchase, Redemption and Pricing        Additional Information Regarding Purchase
               of Securities Being Offered             of Shares; Additional Information Regarding
                                                       Redemption of Shares; Determination of Net
                                                       Asset Value; Retirement Plans

     20        Tax Status                              Dividends, Distributions and Taxes

     21        Underwriters                            Adviser, Distributor and Administrator

     22        Calculation of Performance Data         Performance Data

     23        Financial Statements                    Financial Statements



PART C
     The information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

-------------------------

     * Included in the Annual Shareholders Report with respect to Registrant's fiscal period ended September 30, 1995.

                            SUNAMERICA EQUITY FUNDS

     THE SUNAMERICA CENTER, 733 THIRD AVENUE, NEW YORK, NY 10017-3204

                 GENERAL MARKETING AND SHAREHOLDER INFORMATION

                                (800) 858-8850

  SunAmerica Equity Funds is an open-end management investment company organized as a Massachusetts business trust (the "Trust") with six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser"). AIG Global Investment Corp. ("AIG Global") serves as sub-adviser for the foreign equity component and Goldman Sachs Asset Management International ("GSAM") serves as sub-adviser for the global bond component of the SunAmerica Global Balanced Fund. (AIG Global and GSAM are collectively referred to hereinafter as the "Sub-Advisers"). An investor may invest in one or more of the following Funds:

  SunAmerica Balanced Assets Fund ("Balanced Assets Fund")--seeks to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.

  SunAmerica Global Balanced Fund ("Global Balanced Fund")--seeks capital appreciation while conserving principal by maintaining at all times a balanced portfolio of domestic and foreign stocks and bonds.

  SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund")--seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations.

  SunAmerica Mid-Cap Growth Fund ("Mid-Cap Growth Fund")--seeks capital appreciation by investing primarily in equity securities of medium-sized companies.

  SunAmerica Small Company Growth Fund ("Small Company Growth Fund")--seeks capital appreciation by investing primarily in equity securities of small capitalization growth companies.

  SunAmerica Growth and Income Fund ("Growth and Income Fund")--seeks capital appreciation and current income by investing primarily in common stocks.

  Each Fund currently offers Class A shares and Class B shares. The offering price is the next-determined net asset value per share, plus for each class a sales charge which, at the investor's option, may be (i) imposed at the time of purchase (Class A shares) or (ii) deferred (Class B shares and purchases of Class A shares in excess of $1 million). Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Purchase of Shares."

  Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank through which such shares may be sold, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

  This Prospectus explains concisely what you should know before investing in any of the Funds. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Funds in the Statement of Additional Information dated January 12, 1996, which is incorporated by reference into this Prospectus, and further information about the performance of the Funds in the Trust's Annual Report to Shareholders. The Statement of Additional Information and Annual Report to Shareholders may be obtained without charge by contacting the Trust at the address or telephone number listed above.

-------------------------------------------------------------------------------
THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION NOR  HAS THE SECURI-
  TIES AND EXCHANGE  COMMISSION OR ANY STATE SECURITIES  COM- MISSION PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                    PROSPECTUS DATED JANUARY 12, 1996

                            SUMMARY OF FUND EXPENSES

  A general comparison of the sales arrangements and other non-recurring expenses applicable to Class A shares and Class B shares follows:

                                                                              SMALL
                          BALANCED      GLOBAL      BLUE CHIP    MID-CAP     COMPANY   GROWTH AND
                         ASSETS FUND BALANCED FUND GROWTH FUND GROWTH FUND GROWTH FUND INCOME FUND
                         ----------- ------------- ----------- ----------- ----------- -----------
                         CLASS CLASS CLASS  CLASS  CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS
                           A     B     A      B      A     B     A     B     A     B     A     B
                         ----- ----- ------ ------ ----- ----- ----- ----- ----- ----- ----- -----
Shareholder Transaction Expenses
 Maximum Initial Sales
  Load(/1/)............. 5.75%  None  5.75%   None 5.75%  None 5.75%  None 5.75%  None 5.75%  None
 Maximum Sales Load on
  Reinvested Dividends..  None  None   None   None  None  None  None  None  None  None  None  None
 Maximum Deferred Sales
  Load(/2/).............  None 4.00%   None  4.00%  None 4.00%  None 4.00%  None 4.00%  None 4.00%
 Redemption Fees(/3/)...  None  None   None   None  None  None  None  None  None  None  None  None
 Exchange Fees..........  None  None   None   None  None  None  None  None  None  None  None  None
Annual Fund Operating Expenses (net
 of fee waivers/expense reimburse-
 ments)(/4/)
  (as a percentage of average net assets)
 Management Fees........ 0.75% 0.75%  0.57%  0.57% 0.75% 0.75% 0.75% 0.75% 0.75% 0.75%  None  None
 12b-1 Fees(/5/)........ 0.35% 1.00%  0.35%  1.00% 0.35% 1.00% 0.35% 1.00% 0.35% 1.00% 0.35% 1.00%
 Other Expenses......... 0.40% 0.37%  1.23%  1.23% 0.48% 0.47% 0.57% 0.56% 0.47% 0.47% 0.65% 0.65%
                         ----- ----- ------ ------ ----- ----- ----- ----- ----- ----- ----- -----
Total Operating
 Expenses(/6/).......... 1.50% 2.12%  2.15%  2.80% 1.58% 2.22% 1.66% 2.31% 1.57% 2.22% 1.00% 1.65%
                         ===== ===== ====== ====== ===== ===== ===== ===== ===== ===== ===== =====

-------
(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See "Purchase of Shares."
(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. The contingent deferred sales charge on Class B shares applies only if a redemption occurs within six years from their purchase date.
(3) A $15.00 fee may be imposed for wire redemptions.

(4) The information provided is based on data for the fiscal year ended September 30, 1995, with the exception of Growth and Income Fund Class A and Class B, which represents estimated expenses for the current fiscal year. The Growth and Income Fund's expenses for the year ended September 30, 1995 were .46% for Class A and .30% for Class B, net of expenses waivers and reimbursements.
(5) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is allocated to member firms of the National Association of Securities Dealers, Inc. for continuous personal service by such members to investors in the Funds, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

(6) For the fiscal year ended September 30, 1995, the total operating expenses (on a gross basis) for Global Balanced Fund Class A and Class B, Blue Chip Growth Fund Class A, Mid-Cap Growth Fund Class B, and Growth and Income Fund Class A and Class B were: 2.55%, 3.25%, 1.69%, 2.48%, 3.42% and 5.37%, respectively.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The 5% return and the expenses used in this example should not be considered indicative of actual or expected performance or expenses both of which will vary:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
BALANCED ASSETS FUND
 (Class A shares)..............................  $72    $102    $135     $226
 (Class B shares)*.............................  $62    $ 96    $134     $222
GLOBAL BALANCED FUND
 (Class A shares)..............................  $78    $121    $166     $291
 (Class B shares)*.............................  $68    $117    $168     $290
BLUE CHIP GROWTH FUND
 (Class A shares)..............................  $73    $105    $139     $235
 (Class B shares)*.............................  $63    $ 99    $139     $231
MID-CAP GROWTH FUND
 (Class A shares)..............................  $73    $107    $143     $243
 (Class B shares)*.............................  $63    $102    $144     $247
SMALL COMPANY GROWTH FUND
 (Class A shares)..............................  $73    $104    $138     $233
 (Class B shares)*.............................  $63    $ 99    $139     $231
GROWTH AND INCOME FUND
 (Class A shares)..............................  $67    $ 88    $110     $173
 (Class B shares)*.............................  $57    $ 82    $110     $170

  You would pay the following expenses on the same investment, assuming no redemption:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
BALANCED ASSETS FUND
 (Class A shares)..............................  $72    $102    $135     $226
 (Class B shares)*.............................  $22    $ 66    $114     $222
GLOBAL BALANCED FUND
 (Class A shares)..............................  $78    $121    $166     $291
 (Class B shares)*.............................  $28    $ 87    $148     $290
BLUE CHIP GROWTH FUND
 (Class A shares)..............................  $73    $105    $139     $235
 (Class B shares)*.............................  $23    $ 69    $119     $231
MID-CAP GROWTH FUND
 (Class A shares)..............................  $73    $107    $143     $243
 (Class B shares)*.............................  $23    $ 72    $124     $241
SMALL COMPANY GROWTH FUND
 (Class A shares)..............................  $73    $104    $138     $233
 (Class B shares)*.............................  $23    $ 69    $119     $231
GROWTH AND INCOME FUND
 (Class A shares)..............................  $67    $ 88    $110     $173
 (Class B shares)*.............................  $17    $ 52    $ 90     $170

  The foregoing examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

-------
* Class B shares convert to Class A shares on the first business day of the month following the seventh anniversary of the purchase of such Class B shares. Therefore, with respect to the 10-year expense information, years 8, 9 and 10 reflect the expenses attributable to ownership of Class A shares.

                              FINANCIAL HIGHLIGHTS

  The following financial highlights for each of the two years ended September 30, 1995 and for the period July 1, 1993 through September 30, 1993 and for the three years in the period ended June 30, 1993 for the Balanced Assets Fund and the periods through September 30, 1995 for the Blue Chip Growth Fund, has been audited by Price Waterhouse LLP, each Fund's independent accountants, whose report on the financial statements containing such information for the five years in the period ended September 30, 1995 is included in the Annual Report to Shareholders. These Financial Highlights should be read in conjunction with each Fund's financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.

                                                  NET
                                              GAIN (LOSS)
                                                  ON
                                              INVESTMENTS   TOTAL    DIVIDENDS DISTRI-            NET                 NET
                   NET ASSET    NET              (BOTH       FROM    FROM NET  BUTIONS           ASSET               ASSETS
                     VALUE    INVEST-          REALIZED    INVEST-    INVEST-   FROM     TOTAL   VALUE,              END OF
PERIOD             BEGINNING    MENT              AND        MENT      MENT    CAPITAL  DISTRI-  END OF    TOTAL     PERIOD
ENDED              OF PERIOD   INCOME         UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS  PERIOD RETURN(/2/)  (000'S)
----------------------------------------------------------------------------------------------------------------------------
                                          RATIO
                                          OF NET
                   RATIO OF              INVEST-
                   EXPENSES                MENT
                      TO                  INCOME
                   AVERAGE                  TO
PERIOD               NET                 AVERAGE               PORTFOLIO
ENDED               ASSETS              NET ASSETS             TURNOVER
----------------------------------------------------------------------------------------------------------------------------
                              BALANCED ASSETS FUND

                                    CLASS A
09/24/93-
 09/30/93(/1//1/)   $15.07   $      --          $ 0.06      $ 0.06    $  --     $ --    $   --   $15.13     0.40%   $ 33,381
09/30/94             15.13    0.30(/1/)          (0.23)       0.07     (0.28)   (0.30)   (0.58)   14.62     0.50      52,098
09/30/95             14.62    0.32(/1/)           2.51        2.83     (0.45)   (0.58)   (1.03)   16.42    20.68     119,916
09/24/93-
 09/30/93(/1//1/)    1.54%(3)              0.46%(3)                25%
09/30/94             1.58                  2.00                   141
09/30/95             1.50                  2.13                   130

                                   CLASS B(8)
                                     ----
06/30/86            $10.63   $0.18(/1/)         $ 3.48      $ 3.66    $(0.08)  $(0.22)  $(0.30)  $13.99    34.64%   $ 60,656
06/30/87             13.99    0.14(/1/)           1.32        1.46     (0.11)   (0.62)   (0.73)   14.72     9.87     141,055
06/30/88             14.72    0.23(/1/)          (0.52)      (0.29)    (0.23)   (0.72)   (0.95)   13.48    (1.49)    151,924
06/30/89             13.48    0.37(/1/)           0.70        1.07     (0.38)     --     (0.38)   14.17     8.22     131,317
06/30/90             14.17    0.53(/1/)           1.26        1.79     (0.53)     --     (0.53)   15.43    12.89     123,611
06/30/91             15.43    0.39(/1/)           0.18        0.57     (0.25)     --     (0.25)   15.75     4.41      90,239
06/30/92             15.75    0.33(/1/)           0.98        1.31     (0.42)   (1.01)   (1.43)   15.63     7.51      83,234
06/30/93             15.63    0.30(/1/)           2.63        2.93     (0.30)   (2.40)   (2.70)   15.86    20.29     113,871
07/01/93-
 09/30/93            15.86    0.05(/1/)           0.49        0.54     (0.06)   (1.21)   (1.27)   15.13     3.44     137,456
09/30/94             15.13    0.20(/1/)          (0.23)      (0.03)    (0.18)   (0.30)   (0.48)   14.62    (0.14)    180,655
09/30/95             14.62    0.23(/1/)           2.51        2.74     (0.36)   (0.58)   (0.94)   16.42    19.96     162,115
06/30/86             1.92%                 1.32%                   69%
06/30/87             2.13                  0.95                    76
06/30/88             2.01                  1.65                    58
06/30/89             2.02                  2.74                    59
06/30/90             1.92                  3.55                    33
06/30/91             1.94(/4/)             2.65(/4/)               56
06/30/92             1.93(/5/)             2.04(/5/)              151
06/30/93             1.91(/6/)             1.94(/6/)              251
07/01/93-
 09/30/93            2.10(3)(7)            1.36(3)(7)              25
09/30/94             2.21                  1.36                   141
09/30/95             2.12                  1.59                   130

                            BLUE CHIP GROWTH FUND(9)

                                    CLASS A
10/08/93-
 09/30/94(/1//1/)   $16.24        $0.09(/1/)    $(0.26)     $(0.17)   $  --    $(0.65)  $(0.65)  $15.42    (1.05)%  $  3,207
09/30/95             15.42         0.02(/1/)      2.99        3.01       --     (1.09)   (1.09)   17.34    21.29      42,407
10/08/93-
 09/30/94(/1//1/)    1.64%(/3/)(/1//2/)    0.65%(/3/)(/1//2/)     170%
09/30/95             1.58(13)              0.11(13)               251

                                    CLASS B
12/31/86            $11.81        $0.05         $ 1.92      $ 1.97    $(0.29)  $(0.35)  $(0.64)  $13.14    16.75%   $144,971
12/31/87             13.14         0.03          (1.05)      (1.02)    (0.03)   (1.56)   (1.59)   10.53    (7.48)    185,939
12/31/88             10.53         0.16           2.91        3.07     (0.17)   (0.60)   (0.77)   12.83    29.34     216,582
12/31/89             12.83         0.17           1.47        1.64     (0.17)   (1.35)   (1.52)   12.95    12.76     207,549
12/31/90             12.95         0.04          (3.29)      (3.25)    (0.05)     --     (0.05)    9.65   (25.11)    123,379
12/31/91              9.65        (0.06)          2.94        2.88       --       --       --     12.53    29.84     105,734
12/31/92             12.53        (0.13)          1.19        1.06       --       --       --     13.59     8.46      83,237
01/01/93-
 09/30/93            13.59        (0.02)(/1/)     2.71        2.69       --       --       --     16.28    19.79      79,774
09/30/94             16.28        (0.01)(/1/)    (0.28)      (0.29)      --     (0.65)   (0.65)   15.34    (1.81)     71,749
09/30/95             15.34        (0.01)(/1/)     2.89        2.88       --     (1.09)   (1.09)   17.13    20.51      39,533
12/31/86             2.40%                 0.80%                   60%
12/31/87             2.41(/1//0/)          3.32(/1//0/)            41
12/31/88             2.35                  1.20                    47
12/31/89             2.36                  1.12                    67
12/31/90             2.51                  3.36                    90
12/31/91             2.50                 (0.42)                   79
12/31/92             2.53                 (0.75)                  192
01/01/93-
 09/30/93            2.46(/3/)            (0.14)(/3/)             171
09/30/94             2.28                 (0.05)                  170
09/30/95             2.22                 (0.09)                  251

-------
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Annualized.
(4) Net of expense reimbursement equivalent to .29% of average net assets in fiscal 1991.
(5) Net of expense reimbursement equivalent to .12% of average net assets in fiscal 1992.
(6) Net of expense reimbursement equivalent to .05% of average net assets in fiscal 1993.
(7) Net of expense reimbursement equivalent to .04% of average net assets for the period ended September 30, 1993.

(8) Shares of the SunAmerica Balanced Assets Fund series of SunAmerica Fund Group were redesignated as Class B shares of SunAmerica Balanced Assets Fund. In addition, the Fund changed its fiscal year end to September 30, effective September 24, 1993.
(9) Blue Chip Growth Fund changed its fiscal year end to September 30, effective September 24, 1993.
(10) Net of fee waiver equivalent to .05% of average net assets in fiscal 1987.
(11) Commencement of sale of respective class of shares.
(12) Net of expense reimbursement equivalent to 1.66% of average net assets for the period ended September 30, 1994.

(13) Net of fee waiver/expense reimbursement equivalent to .11% of average net assets for the fiscal year ended September 30, 1995.

  The following financial highlights for the periods through September 30, 1995, has been audited by Price Waterhouse LLP, each Fund's independent accountants, whose report on the financial statements containing such information for the five years in the period ended September 30, 1995 is included in the Annual Report to Shareholders. These Financial Highlights should be read in conjunction with each Fund's financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.

                                            NET
                                        GAIN (LOSS)
                                            ON
                                        INVESTMENTS   TOTAL    DIVIDENDS DISTRI-            NET                 NET
                NET ASSET   NET            (BOTH       FROM    FROM NET  BUTIONS           ASSET              ASSETS,
                  VALUE   INVEST-        REALIZED    INVEST-    INVEST-   FROM     TOTAL   VALUE,             END OF
PERIOD          BEGINNING  MENT             AND        MENT      MENT    CAPITAL  DISTRI-  END OF    TOTAL    PERIOD
ENDED           OF PERIOD INCOME        UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS  PERIOD RETURN(/1/) (000'S)
---------------------------------------------------------------------------------------------------------------------
                                    RATIO
                                    OF NET
                RATIO OF           INVEST-
                EXPENSES             MENT
                   TO               INCOME
                AVERAGE               TO
PERIOD            NET              AVERAGE             PORTFOLIO
ENDED            ASSETS           NET ASSETS           TURNOVER
---------------------------------------------------------------------------------------------------------------------
                             MID-CAP GROWTH FUND(6)

                                    CLASS A

11/30/87(/2/)    $11.91   $  .07          $(1.44)     $(1.37)   $(0.04)     --    $(0.04)  $10.50   (11.61)%  $18,429
11/30/88          10.50      .47            2.36        2.83      (.08)     --      (.08)   13.25    26.97     28,082
11/30/89          13.25      .17            4.42        4.59      (.29)  $ (.54)    (.83)   17.01    36.39     48,188
11/30/90          17.01      .30           (3.08)      (2.78)     (.24)   (1.09)   (1.33)   12.90   (17.62)    27,460
11/30/91          12.90      .16            3.09        3.25      (.25)   (2.60)   (2.85)   13.30    31.13     29,142
11/30/92          13.30     (.07)           2.87        2.80      (.02)    (.44)    (.46)   15.64    21.42     30,024
12/01/92-
09/30/93          15.64    (0.09)(/5/)      3.17        3.08       --     (0.69)   (0.69)   18.03    20.42     34,918
09/30/94          18.03    (0.04)(/5/)     (1.64)      (1.60)      --     (2.65)   (2.65)   13.78    (9.60)    32,906
09/30/95          13.78    (0.08)(/5/)      4.14        4.06     (0.04)     --     (0.04)   17.80    29.51     37,714
11/30/87(/2/)     1.30%(/3/)(/4/)    1.10%(/3/)(/4/)      202%
11/30/88          1.84               3.47                  89
11/30/89          1.83                .85                  54
11/30/90          1.84               1.72                  65
11/30/91          1.76               1.20                 225
11/30/92          1.76               (.46)                 98
12/01/92-
09/30/93          1.81(3)            1.18(/3/)            231
09/30/94          1.76               0.28                 555
09/30/95          1.66              (0.51)                392

                                    CLASS B
10/04/93-
09/30/94(/8/)    $18.12    $0.03(/5/)     $(1.80)     $(1.77)   $  --    $(2.65)  $(2.65)  $13.70   (10.56)%  $ 4,039
09/30/95          13.70    (0.18)(/5/)      4.08        3.90     (0.02)     --     (0.02)   17.58    28.55      9,544
10/04/93-
09/30/94(/8/)     2.43%(3)(9)       (0.20)%(/3/)(/9/)     555%
09/30/95          2.31(10)          (0.17)(10)            392


                          SMALL COMPANY GROWTH FUND(6)

                                    CLASS A

11/30/87(2)(7)   $12.10   $(0.12)(/5/)    $(3.13)     $(3.25)   $  --    $  --    $  --    $ 8.85    26.87%   $ 8,326
11/30/88(7)        8.85    (0.11)(/5/)      5.18        5.07       --       --       --     13.92    57.29     22,180
11/30/89(7)       13.92    (0.01)(/5/)      4.03        4.02       --     (0.29)   (0.29)   17.65    29.41     48,956
11/30/90(7)       17.65    (0.04)(/5/)     (5.19)      (5.23)      --     (0.54)   (0.54)   11.88   (30.58)    23,548
11/30/91(7)       11.88    (0.01)(/5/)      4.92        4.91       --     (2.91)   (2.91)   13.88    52.05     27,832
11/30/92(7)       13.88    (0.12)(/5/)      3.39        3.27       --     (0.69)   (0.69)   16.46    24.31     32,056
12/01/92-
09/30/93(/7/)     16.46    (0.02)(/5/)      4.07        4.05       --     (0.73)   (0.73)   19.78    25.68     39,238
09/30/94          19.78    (0.10)(/5/)     (1.40)      (1.50)      --     (1.46)   (1.46)   16.82    (7.74)    38,570
09/30/95          16.82    (0.04)(/5/)      8.28        8.24       --     (0.41)   (0.41)   24.65    50.00     89,510
11/30/87(2)(7)    1.84%(/3/)(/4/)   (1.06)%(/3/)(/4/)      98%
11/30/88(7)       2.16              (0.80)                 54
11/30/89(7)       1.82              (0.04)                 32
11/30/90(7)       2.05              (0.26)                 27
11/30/91(7)       1.86              (0.06)                110
11/30/92(7)       1.90              (0.88)                209
12/01/92-
09/30/93(/7/)     1.83(3)           (0.15)(3)             216
09/30/94          1.67              (0.60)                411
09/30/95          1.57              (0.22)                351

                                    CLASS B
09/24/93-
09/30/93(/8/)    $19.66   $  --            $0.12       $0.12    $  --    $  --    $  --    $19.78     0.61%   $38,898
09/30/94          19.78    (0.20)(/5/)     (1.42)      (1.62)      --     (1.46)   (1.46)   16.70    (8.40)    52,208
09/30/95          16.70    (0.16)(/5/)      8.19        8.03       --     (0.41)   (0.41)   24.32    49.08     68,313
09/24/93-
09/30/93(/8/)     2.34%(3)          (1.70)%(3)            216%
09/30/94          2.31              (1.23)                411
09/30/95          2.22              (0.84)                351

-------
 (1)  Does not reflect sales load.
 (2) For the period January 28, 1987 (commencement of operations) to November 30, 1987.
 (3) Annualized.
 (4) Net of fee waiver equivalent to .82% and .51% of average net assets of the Mid-Cap Growth Fund and Small Company Growth Fund, respectively, in fiscal 1987.
 (5) Calculated based upon average shares outstanding.
 (6) Mid-Cap Growth Fund and Small Company Growth Fund both changed their fiscal year ends to September 30, effective September 24, 1993.
 (7) Restated to reflect a 0.984460367 for 1.00 stock split effective September 24, 1993.
 (8) Commencement of sale of respective class of shares.
 (9) Net of expense reimbursement equivalent to .48% of average net assets for the period ended September 30, 1994.

(10) Net of fee waiver/expense reimbursement equivalent to .17% of average net assets for the year ended September 30, 1995.

  The following financial highlights for each of the periods ended September 30, 1995 for the Global Balanced Fund and the Growth and Income Fund, has been audited by Price Waterhouse LLP, each Fund's independent accountants, whose report on the financial statements containing such information is included in the Annual Report to Shareholders. These Financial Highlights should be read in conjunction with each Fund's financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.

                                           NET
                                       GAIN (LOSS)
                                           ON
                                       INVESTMENTS   TOTAL    DIVIDENDS DISTRI-           NET                 NET
                 NET ASSET     NET        (BOTH       FROM    FROM NET  BUTIONS          ASSET              ASSETS,
                  VALUE,     INVEST-    REALIZED    INVEST-    INVEST-   FROM    TOTAL   VALUE,             END OF
PERIOD           BEGINNING    MENT         AND        MENT      MENT    CAPITAL DISTRI-  END OF    TOTAL    PERIOD
ENDED            OF PERIOD INCOME(/1/) UNREALIZED) OPERATIONS  INCOME    GAINS  BUTIONS  PERIOD RETURN(/2/) (000'S)
-------------------------------------------------------------------------------------------------------------------
                                     RATIO
                                     OF NET
                 RATIO OF           INVEST-
                 EXPENSES             MENT
                    TO               INCOME
                 AVERAGE               TO
PERIOD             NET              AVERAGE           PORTFOLIO
ENDED             ASSETS           NET ASSETS         TURNOVER
-------------------------------------------------------------------------------------------------------------------
                              GLOBAL BALANCED FUND

                                    CLASS A

6/15/94-
 9/30/94(/3/)      $6.94      $0.02      $(0.05)     $(0.03)   $  --     $ --   $  --    $6.91     (0.43)%  $13,100
9/30/95.........    6.91       0.10        0.36        0.46     (0.01)     --    (0.01)   7.36      6.72      9,615
6/15/94-
 9/30/94(/3/)      2.15%(/4/)(/5/)    0.93%(/4/)(/5/)     18%
9/30/95.........   2.15(/5/)          1.36(/5/)          169

                                    CLASS B
6/16/94-
9/30/94(/3/)       $6.94      $0.01      $(0.05)     $(0.04)   $  --     $ --   $  --    $6.90     (0.58)%  $13,532
9/30/95.........    6.90       0.05        0.36        0.41     (0.01)     --    (0.01)   7.30      5.91     13,976
6/16/94-
9/30/94(/3/)       2.80%(4)(5)        0.33%(/4/)(/5/)     18%
9/30/95.........   2.80(/5/)          0.75(/5/)          169

                             GROWTH AND INCOME FUND

                                    CLASS A

7/01/94-
 9/30/94(3)        $7.33      $0.07      $ 0.10       $0.17    $(0.06)   $ --   $(0.06)  $7.44      2.34%   $ 3,098
9/30/95.........    7.44       0.32        1.08        1.40     (0.30)   (0.15)  (0.45)   8.39     19.53      3,532
7/01/94-
 9/30/94(3)        1.50%(/4/)(/5/)    3.48%(/4/)(/5/)      8%
9/30/95.........   0.46(/5/)          4.16(/5/)          230

                                    CLASS B
7/06/94-
9/30/94(/3/)       $7.33      $0.05       $0.11       $0.16    $(0.05)   $ --   $(0.05)  $7.44      2.19%   $   229
9/30/95.........    7.44       0.35        1.03        1.38     (0.28)   (0.15)  (0.43)   8.39     19.19      2,538
7/06/94-
9/30/94(/3/)       2.15%(4)(5)        2.86%(4)(5)          8%
9/30/95.........   0.30(/5/)          4.48(/5/)          230

--------

(1) Calculated based upon average shares outstanding.

(2)Total return is not annualized and does not reflect sales load.

(3)Commencement of sale of respective class of shares.

(4)Annualized.

(5)Net of the following fee waivers/expense reimbursements (based on average net assets):

                                                                 9/30/94 9/30/95
                                                                 ------- -------
  Global Balanced Class A.......................................   1.14%   .40%
  Global Balanced Class B.......................................    .93    .45
  Growth and Income Class A.....................................   4.48   2.96
  Growth and Income Class B.....................................  20.35   5.07

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of the Balanced Assets Fund is to conserve princi-pal by maintaining at all times a balanced portfolio of stocks and bonds. The investment objective of the Global Balanced Fund is to seek capital apprecia-tion while conserving principal by investing in a balanced portfolio of domes-tic and foreign stocks and bonds. The investment objective of the Blue Chip Growth Fund, the Mid-Cap Growth Fund and the Small Company Growth Fund is cap-ital appreciation. Each seeks to achieve this objective through investment primarily in equity securities (common stock and securities convertible into common stock), as described below. Under normal market conditions, at least 65% of the total assets of the Blue Chip Growth Fund, the Mid-Cap Growth Fund and the Small Company Growth Fund will be invested in such securities. The in-vestment objectives of the Growth and Income Fund are capital appreciation and current income. There can be no assurance that the investment objective of a Fund will be achieved. See "Investment Techniques and Risk Factors" for a full discussion of the types of securities in which the Funds may invest and the risks attendant thereto.

  Except as specifically indicated, the investment policies and strategies de-scribed herein are not fundamental policies of the Funds and may be changed by the Board of Trustees (the "Trustees") without the approval of shareholders. Each Fund's respective investment objective and fundamental investment re-strictions, however, may not be changed without approval of shareholders of the affected Fund. See "Investment Restrictions."

                             BALANCED ASSETS FUND

  In seeking to achieve the investment objective of the Balanced Assets Fund, the Adviser has the flexibility to select among different types of investments for capital growth and income and may alter the composition of the portfolio as economic and market trends change. This investment approach, designated by the Adviser as a "fully managed" investment policy, distinguishes the Balanced Assets Fund from many other investment companies, which often seek either cap-ital appreciation or current income.

  The Adviser considers both the opportunity for gain and the risk of loss in making investments. While the Adviser anticipates that, over the long term, the portfolio will consist primarily of equity investments, in the form of common and preferred stocks, it may also invest in long-term bonds and other debt securities such as convertible securities, short-term investments, U.S. government securities and warrants and other rights. The Balanced Assets Fund will normally invest at least 25% of its assets in fixed-income senior securi-ties; however, the fixed income component will exceed 25% when the Adviser be-lieves such an adjustment in portfolio mix to be necessary in order to con-serve principal, such as in anticipation of a decline in the equities market.

  Flexibility to choose among various kinds of investments is a principal fea-ture of the Adviser's fully managed investment approach. The Adviser shifts its emphasis among these different types of investments, as well as among var-ious industry sectors, as financial trends and economic conditions change. For example, one strategy is to increase the investments in equity securities when the Adviser anticipates a generally rising stock market. A corresponding strategy is to reduce investments in equity securities when the Adviser fore-sees a declining stock market or when it believes that the total return from debt or convertible securities and short-term investments can be expected to exceed returns from equity investments.

  In selecting equity investments, the Adviser typically seeks companies of medium to large capitalizations (generally $800 million or more) that, based on their future prospects or opportunities, it believes are undervalued in the marketplace; however, the Fund intends to limit its investments in companies with market capitalizations of less than $800 million to 20% of its total as-sets. Consistent with the Adviser's approach to equity selection, the Adviser will direct the sale of equity investments that it judges to be overpriced or when it believes other investments offer better values. Investments in compa-nies with market capitalizations of less than $800 million may be more vola-tile than investments in companies with larger market capitalizations.

  In selecting debt investments, the Adviser is primarily concerned with de-termining the most appropriate time to buy and sell debt securities. The Ad-viser seeks debt securities with longer maturities during periods of antici-pated lower interest rates and shorter-term debt securities when interest rates are expected to rise. The Adviser generally selects long-term debt secu-rities from high-quality bonds (rated "AA" or higher by Standard & Poor's Rat-ings Servic es, a Division of The McGraw-Hill Companies Inc. ("S&P"), "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), or determined by the Adviser to be of equivalent quality if unrated) to achieve income and capital gains. The Adviser may also invest the Fund's assets in high-quality, short-term debt se-curities (such as commercial paper rated "A-1" by S&P or "P-1" by Moody's or determined by the Adviser to be of equivalent quality if unrated). However, the Adviser may invest up to 10% of the value of the Fund's total assets (mea-sured at the time of investment) in securities rated as low as "BBB" by S&P or "Baa" by Moody's (or determined by the Adviser to be of equivalent quality if unrated). See "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities. See also the Appendix to the Statement of Additional Information for a description of securities ratings.

                             GLOBAL BALANCED FUND

  In seeking to achieve the investment objective of the Global Balanced Fund, the Adviser and the Sub-Advisers have the flexibility to select among a combi-nation of domestic and foreign equity and debt securities designed for capital growth and/or income, which will be varied from time to time both with respect to types of securities and markets in response to changing markets and eco-nomic trends. This investment approach, designated by the Adviser as a "fully managed" investment policy, distinguishes the Global Balanced Fund from many other investment companies, which often seek either capital appreciation or current income. In addition, the Fund may employ a variety of instruments and techniques to enhance performance and to hedge against market and currency risks as described further below. Investment in foreign securities involves risks not generally associated with investment in domestic securities. See "Investment Techniques and Risk Factors" below and the Statement of Additional Information for a full discussion of the risks associated with investment in foreign securities.

  The Adviser and Sub-Advisers consider both the opportunity for gain and the risk of loss in making investments. While it is anticipated that, over the long term, the portfolio will consist primarily of foreign and domestic equity securities, in the form of common and preferred stocks, the Fund may also in-vest in global bonds and other global debt securities such as convertible se-curities, short-term instruments, securities of U.S. and foreign governments and warrants and other rights. Under normal circumstances, the Fund will in-vest at least (i) 25% of its assets in global fixed-income senior securities;
(ii) 10% of its assets in domestic equity securities; and (iii) 45% of its as-sets in foreign equity securities. Each component may exceed its designated minimum when it is believed that such an adjustment in portfolio mix is neces-sary in order to enhance performance or conserve principal. In addition, it is anticipated that, under normal circumstances, the Fund will invest its assets in at least 10 countries at any time, although it is only required, under such circumstances, to maintain investments in at least three countries (one of which may be the United States). Notwithstanding the foregoing, the number of countries in which the Fund actually invests may vary from time to time when, in the opinion of the Adviser and/or Sub-Advisers, economic or political con-ditions warrant investment in a greater or lesser number of countries. Fur-thermore, the Fund reserves the right to invest substantially all of its as-sets in U.S. markets or U.S. dollar-denominated obligations when market condi-tions warrant such an investment decision. The allocation among the components will be reviewed by the Adviser and Sub-Advisers on at least a monthly basis.

  In determining the allocation of assets among countries and/or capital mar-kets, the Adviser and Sub-Advisers will consider, among other factors, the relative valuation, condition and growth potential of the various economies, including interest rates, monetary and fiscal policy, current and anticipated changes in the rates of economic growth, rates of inflation, corporate prof-its, capital reinvestment resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other pertinent financial, social and political factors which may affect such markets. In allocating between equity and debt securities within each market, consideration will also be given to the relative opportunity for capital appreciation of equity and debt securi-ties, dividend yields, and the level of interest rates paid on debt securities of various maturities.

  In selecting securities denominated in foreign currencies, each Sub-Adviser will consider, among other factors, the effect of movement in currency ex-change rates on the U.S. dollar value of such securities. An increase in the value of a currency can be expected to increase the value of the Fund's secu-rities denominated in such currency, while a decline in the value of the currency could produce the opposite effect. A Sub-Adviser may seek to hedge all or a portion of the Fund's foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon. The Fund will also engage in such transactions to enhance returns. See "Investment Techniques and Risk Factors" below.

  It is expected that the Fund will employ certain active currency and inter-est-rate management techniques involving risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. Such active management techniques include transactions in options (including yield curve options), futures, op-tions on futures, forward foreign currency exchange contracts, currency op-tions and futures, currency and interest rate swaps, mortgage swaps, caps, collars and floors. The aggregate amount of the Fund's net currency exposure will not exceed its total asset value. However, to the extent that the Fund is fully invested in securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may ex-pose it to risks independent of its securities positions. See "Risks and Con-siderations Applicable to Investment in Securities of Foreign Issuers" and "Foreign Currency Transactions" in "Investment Techniques and Risk Factors" below.

  While there are no prescribed limits on the geographical allocation of the Fund's assets, the Adviser anticipates that investment of the Fund's assets will be subject to the following guidelines, which may be revised from time to time as market conditions warrant:

                                                            MAXIMUM INVESTMENT
REGION                                                    (AS A % OF NET ASSETS)
------                                                    ----------------------
Europe...................................................          70%
Japan....................................................          50%
Asia/Pacific (excluding Japan)...........................          60%
Latin America............................................          20%
Canada...................................................          30%
United States............................................          40%
Other....................................................          10%

  In addition, no more than 20% of the Fund's total assets will be invested in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth ("emerging markets"). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to middle-income econo-mies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or
(iv) determined by the Adviser or a Sub-Advisers to be an emerging market as defined above. The Fund may invest in securities of: (i) companies the princi-pal securities trading market for which is located in an emerging market coun-try; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market. None of the Fund's fixed income investments will be in emerging markets or countries. See "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investments in emerging markets.

  Within the portion of the Fund's portfolio allocated to equity securities, the Adviser, with respect to the domestic equity component of the Fund, and AIG Global, with respect to the foreign equity component of the Fund, will each seek to identify the securities of companies and industry sectors which are expected to provide high total return relative to alternative equity in-vestments. The Fund generally will seek to invest in securities which are be-lieved to be undervalued. Undervalued issues include securities selling at a discount from the price-to-book value ratios and price/earnings ratios com-puted with respect to the relevant stock market averages. The Fund may also consider as undervalued, securities selling at a discount from their historic price-to-book value or price/earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities' historic yield may also be considered to be undervalued. The Fund may also invest in the securities of small and emerging growth compa-nies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique at-tributes. The Adviser and AIG Global will seek to identify small and emerging growth companies that pos sess superior management, marketing ability, research and product development skills and sound balance sheets. See "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investments in small com-panies.

  The debt securities in which the Fund may invest include securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt obligations issued by U.S. and foreign corporations. Such securities may include mortgage-backed securi-ties issued or guaranteed by governmental entities or by private issuers. In addition, the Fund may invest in debt securities issued or guaranteed by in-ternational organizations designed or supported by multiple governmental enti-ties (which are not obligations of the U.S. government or foreign governments) to promote economic reconstruction or development ("supranational entities") such as the World Bank. The Fund may also invest in certificates of deposit, bankers' acceptances, time deposits of certain size banks, commercial paper and asset-backed securities, and enter into dollar rolls. Under normal circum-stances, GSAM expects that at least 30% of the fixed income component, ad-justed to reflect such component's net exposure after giving effect to cur-rency transactions and positions, will be denominated in U.S. dollars. Fur-ther, because the securities markets in each of Canada, Germany, Japan and the United Kingdom are highly developed, liquid and subject to extensive regula-tions, GSAM may invest more than 25% of the fixed income component in the se-curities of corporate and government issuers located in any of one of such countries. Allocation of investments in such issuers could subject the Fund to the risks of adverse social, political or economic events which may occur in those countries.

  The obligations of foreign governmental entities have various kinds of gov-ernment support and include obligations issued or guaranteed by foreign gov-ernmental entities with taxing power. These obligations may or may not be sup-ported by the full faith and credit of a foreign government. The Fund will in-vest in foreign government securities of issuers considered stable by GSAM. GSAM does not believe that the credit risk inherent in the obligations of sta-ble foreign governments is significantly greater than that of U.S. government securities.

  The Fund may invest the portion of its assets allocated to debt obligations in the securities of governmental issuers and in corporate debt securities, including convertible debt securities, rated "BBB" or better by S&P or "Baa" or better by Moody's or which, in GSAM's judgement, possess similar credit characteristics ("investment grade bonds"). Notwithstanding the foregoing, it is expected that the Fund will generally invest a significant portion of such component in securities having the highest applicable credit quality rating or, if unrated, determined by GSAM at the time of investment to be of compara-ble quality, with the remainder of such component invested in securities rated of high quality by S&P or Moody's (i.e., "AA" or "Aa") or of comparable quali-ty. However, with respect to obligations of a government issuer, the Fund may invest in such obligations if rated "A" or better by S&P or Moody's, or if unrated, determined by GSAM to be of comparable credit quality; provided that the obligations are denominated in the issuer's own currency. See "Fixed In-come Securities" in "Investment Techniques and Risk Factors" below for a dis-cussion of the risks associated with investing in debt securities rated in the fourth highest rating category. See also the Statement of Additional Informa-tion for more information regarding ratings of debt securities. The ratings assigned by S&P and Moody's are considered as one of several factors in GSAM's independent credit analysis of issuers.

  The average maturity of the Fund's portfolio of debt securities will vary based on GSAM's assessment of pertinent economic market conditions. As with all debt securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do the prices of shorter-term securities. The Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its fixed income portfolio, including the acquisition of debt obligations at a premium or discount, transactions in op-tions, futures contracts and options on futures and interest rate swaps, mort-gage swaps, caps and floors. Under normal circumstances, the Fund will main-tain a dollar-weighted average duration of not more than 7.5 years. However, the Fund is not subject to any limitation with respect to the average maturity of its portfolio or the individual securities in which the Fund may invest. See "Hedging and Income Enhancement Strategies" and "Special Risks of Hedging and Income Enhancement Strategies" in

"Investment Techniques and Risk Factors" below for more information concerning the use of these investment techniques.

                             BLUE CHIP GROWTH FUND

  The Blue Chip Growth Fund will invest, under normal circumstances, at least 65% of its total assets in equity securities of companies with large market capitalizations, and which have conducted operations for at least five years. A "blue chip" or "large-cap" stock is one which the Adviser considers compara-ble to the stocks included in the Standard & Poor's 500 Index ("S&P 500") at the time of purchase, and which has a minimum market capitalization of $5 bil-lion, and that is traded on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or on other national exchanges or on foreign ex-changes. The Fund may also invest in equity securities that are (i) issued by small companies which are believed by the Adviser to have significant growth potential; (ii) issued by companies considered by the Adviser to be underval-ued or overlooked and that have above-average earnings growth or value; or
(iii) unlisted, but these will generally be securities that have an estab-lished over-the-counter market, although the depth and liquidity of that mar-ket may vary from time to time and from security to security. In pursuing its investment objective, the Fund may, under normal circumstances, invest up to 35% of its total assets in debt securities that have the potential for capital appreciation due to anticipated market conditions. The Fund may invest in se-curities rated as low as "BBB" or "Baa." See "Fixed Income Securities" in "In-vestment Techniques and Risk Factors" below for a discussion of the risks as-sociated with investing in such securities.

                              MID-CAP GROWTH FUND

  The Mid-Cap Growth Fund will invest, under normal circumstances, at least 65% of its total assets in the equity securities of medium-sized companies ("Mid-Cap Companies") with market capitalizations of $1 billion to $5 billion, which have conducted operations for at least five years. The Fund may also in-vest in equity securities that are issued by (i) small companies which are be-lieved by the Adviser to have significant growth potential, or (ii) companies considered by the Adviser to have above-average earnings growth or value. A significant portion of the Fund's equity investments are in securities listed on the NYSE or other national securities exchanges or on foreign exchanges. The Fund will also invest in unlisted securities, but these will generally be securities that have an established over-the-counter market, although the depth and liquidity of that market may vary from time to time and from secu-rity to security. In pursuing its investment objective, the Fund may, under normal circumstances, invest up to 35% of its total assets in debt securities that have the potential for capital appreciation due to anticipated market conditions. The Fund may invest in securities rated as low as "BBB" or "Baa." See "Fixed Income Securities" in "Investment Techniques and Risk Factors" be-low for a discussion of the risks associated with investing in such securi-ties.

                           SMALL COMPANY GROWTH FUND

  The Small Company Growth Fund pursues its investment objective by investing, under normal circumstances, at least 65% of its total assets in the equity se-curities of small, lesser known or new growth companies or industries, such as telecommunications, media and biotechnology. Such "Small Cap" companies will typically have market capitalizations of under $1 billion and have achieved, or are expected to achieve, growth or earnings over various major business cy-cles. The Fund may invest in securities issued by well known and established domestic or foreign companies, as well as in newer and less-seasoned compa-nies. Such securities may be listed on an exchange or traded over-the-counter. See "Investment in Small Companies" in "Investment Techniques and Risk Fac-tors" below for a discussion of the risks associated with investing in small companies. In pursuing its investment objectives, the Fund may, under normal circumstances, invest up to 35% of its total assets in debt securities that have the potential for capital appreciation due to anticipated market condi-tions. The Fund may invest in securities rated as low as "BBB" or "Baa." See "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities.

                            GROWTH AND INCOME FUND

  The Growth and Income Fund will invest primarily in common stocks that offer potential for cap-ital appreciation, current income, or both. The Fund may also purchase corpo-rate bonds, notes, debentures, preferred stocks, convertible securities (both debt securities and preferred stocks) or U.S. government securities, if the Adviser determines that their purchase would help further the achievement of the Fund's investment objectives. In addition, the Fund may invest in equity securities that are (i) issued by small companies which are believed by the Adviser to have significant growth potential; (ii) issued by companies consid-ered by the Adviser to be undervalued or overlooked and that have above-aver-age earnings growth or value; or (iii) unlisted, but these will generally be securities that have an established over-the-counter market, although the depth and liquidity of that market may vary from time to time and from secu-rity to security. The types of securities held by the Fund may vary from time to time in light of the Fund's investment objectives, changes in interest rates, and economic and other factors. The Fund may also hold a portion of its assets in cash or money market instruments. At times, when market conditions warrant, the Fund may, as a temporary defensive measure, invest without limi-tation in debt securities or preferred stocks, or invest in any other securi-ties which the Adviser considers consistent with a defensive posture. See "In-vestment in Small Companies" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investment in small companies.

  The Fund is authorized to invest a portion of its debt portfolio in fixed income securities rated below investment grade by a nationally recognized statistical rating organization or in unrated securities which, in the Adviser's judgment, possess similar credit characteristics ("high yield bonds"). The Adviser has adopted a policy that the Fund will not invest more than 15% of the Fund's total assets in obligations rated below "BBB" or "Baa." Investment in high yield bonds (which are commonly referred to as "junk" bonds) involves substantial risk. Investments in high yield bonds will be made only when, in the judgment of the Adviser, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. Securities rated "BB" or lower by S&P or "Ba" or lower by Moody's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although high yield bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. The Fund generally will not invest in debt securities in the lowest rating categories ("CC" or lower for S&P or "Ca" or lower for Moody's) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is down-graded below the lowest rating category deemed by the Adviser to be acceptable for the Fund's investments, the Adviser will determine on a case-by-case basis the appropriate action to best serve the interest of shareholders, including disposition of the security. See the Statement of Additional Information for additional information regarding high yield bonds.

  High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are par-ticularly vulnerable to adverse changes in the issuer's industry and in gen-eral economic conditions. High yield bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high yield bonds will be satisfied only after satisfaction of the claims of senior security-holders. While the high yield bonds in which the Fund may invest normally do not include securities which, at the time of in-vestment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

  High yield bonds tend to be more volatile than higher rated fixed income se-curities so that adverse economic events may have a greater impact on the prices of high yield bonds than on higher rated fixed income securities. Like higher rated fixed income securities, high yield bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield bond market which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. Also, there may be significant dispari-ties in the prices quoted for high yield bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fun-damentals) may impair the liquidity of this market and may cause the prices the Fund receives for its high yield bonds to be reduced, or the Fund may ex-perience difficulty in liquidating a portion of its portfolio. Under such con-ditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

                    INVESTMENT TECHNIQUES AND RISK FACTORS

  ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities), and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, that have a readily available market are not considered illiquid for purposes of a Fund's 10% limitation on purchases of illiquid securities. Because it is not possible to predict with assurance how the market for restricted securities will develop, the Adviser (or Sub-Advisers) will monitor the liquidity of such restricted securities under the supervision of the Trustees. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period. See "Illiquid Securities" in the Statement of Additional Information for a discussion of the risks associated with investments in such securities.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements in order to generate income while providing liquidity. When a Fund acquires a security from a bank or securities dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, which is not tied to the coupon rate or maturity of the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Fund might also incur disposition costs in liquidating the security. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

  SHORT-TERM AND TEMPORARY DEFENSIVE INVESTMENTS. In addition to their primary investments, each Fund may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser or Sub-Advisers to be of equivalent quality). Money market instruments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. See the Appendix to the Statement of Additional Information for a description of securities ratings.

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

  Mortgage-backed Government Securities. The Balanced Assets Fund and the Global Balanced Fund may, in addition to the securities noted above, invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation Certificates. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of interest and principal payments from the mortgages underlying the certificate, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. In addition, the Fund may invest in collaterized mortgage obligations and stripped mortgage-backed securities, including interest-only and principal-only securities. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid not subject to a Fund's limitation on investment in illiquid securities. See "U.S. Government Securities" in the Statement of Additional Information for a further discussion of those types of securities.

  FIXED INCOME SECURITIES. In addition to U.S. government securities, each Fund may invest, subject to the percentage and credit quality limitations stated in the prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and money market instruments, without regard to the maturities of such securities. Those debt securities which are rated "BBB" or "Baa", while considered to be "investment grade", may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a conse-quence of the foregoing, the opportunities for income and gain may be limited. While the Funds have no stated policy with respect to the disposition of secu-rities whose ratings fall below investment grade, each occurrence is examined by the Adviser or Sub-Advisers to determine the appropriate course of action.




  ASSET-BACKED SECURITIES. The Global Balanced Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the Statement of Additional Information for further information on these securities.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which the Global Balanced Fund and Growth and Income Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

  WARRANTS. Each Fund may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. A Fund may not invest more than 5% of its total assets in such warrants, and, of such amount, no more than 2% of total assets in warrants not listed on the NYSE or AMEX.

  INVESTMENT IN SMALL COMPANIES. The Small Company Growth Fund will invest, and the other Funds may each invest, in small companies having market capitalizations of under $1 billion. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. A risk of investing in smaller, emerging companies is that they often have limited product lines, markets or financial resources, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain issuers in which these Funds may invest may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the Fund's investment.

  WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will maintain in a segregated account of the Fund liquid assets having a value equal to or greater than the Fund's purchase commitments. The Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis. Subject to this requirement, each Fund may purchase securities on such basis without limitation.

  FOREIGN SECURITIES. Although foreign securities are generally not expected to constitute a significant portion of any Fund's investment portfolio (other than the Global Balanced Fund), each Fund is authorized to invest, without limitation, in foreign securities. A Fund may purchase securities issued by issuers in any country; provided, that a Fund (other than the Global Balanced
Fund) may not invest more than 25% of its total assets in the securities is-sued by entities domiciled in any one foreign country. Foreign investments may be affected favorably or unfavorably by changes in currency rates and ex-change-control regulations and costs will be incurred in connection with con-versions between various currencies. The value of a security may fluctuate as a result of currency exchange rates in a manner unrelated to the underlying value of the security. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are gen-erally higher than in the

U.S. In addition, there is generally less governmental regulation of stock ex-changes, brokers and listed companies abroad than in the U.S. Investments in foreign securities may also be subject to other risks, different from those affecting U.S. investments, including local political or economic develop-ments, expropriation or nationalization of assets and imposition of withhold-ing taxes on dividend or interest payments.

  Each Fund may also invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. EDRs, GDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Each Fund also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. The specific amount of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets." See "Foreign Securities" in the Statement of Additional Information for a further discussion of these types of securities.

  Emerging Markets. Investment may be made from time to time in issuers domi-ciled in, or governments of, developing countries or emerging markets as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross na-tional product. Historical experience indicates that the markets of developing countries or emerging markets have been more volatile than the markets of de-veloped countries; however, such markets can provide higher rates of return to investors. Investment in an emerging market country may involve certain risks, including a less diverse and mature economic structure, a less stable politi-cal system, an economy based on only a few industries or dependent on interna-tional aid or development assistance, the vulnerability to local or global trade conditions, extreme debt burdens, or volatile inflation rates.

  Risks and Considerations Applicable to Investment in Securities of Foreign Issuers. Elements of risk and opportunity when investments in foreign issuers are made include trade imbalances and related economic policies; currency fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitation on the removal of funds or other assets; political or so-cial instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possi-ble nationalization of their industries; and other specific local political and economic considerations. Foreign companies and foreign investment prac-tices are generally not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those of U.S. companies. There may by less information publicly available about foreign companies. Investment decisions made in the context of the Funds' objectives and policies involve the evaluation of opportunities and risks presented by probable future currency relationships, especially during periods of broad adjustments in such relationships.

  The performance of investments in securities denominated in a foreign cur-rency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate en-vironment in the country issuing the foreign currency. Absent other events which could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of funda-mental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

  Foreign Currency Transactions. Currency exchange rate fluctuations are a ma-jor area of risk and opportunity for the Global Balanced Fund. The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. It may also purchase and sell exchange-traded futures contracts relating to foreign currency and pur-chase and sell put and call options on currencies and futures contracts. A significant portion of the Fund's currency transactions will be over-the-counter transactions.

  The Global Balanced Fund may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctua-tions in the prices of the Fund's portfolio securities. For example, purchas-ing (selling) a currency forward limits the Fund's exposure to risk of loss from a rise (decline) in the U.S. dollar value of the currency, but also lim-its its potential for gain from a decline (rise) in the currency's U.S. dollar value.

  The Global Balanced Fund may purchase and write put and call options on cur-rencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on currency will constitute only a partial hedge, up to an amount of the premium received. The Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may for-feit the entire amount of the premium plus related transaction costs.

  The Global Balanced Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when a Sub-Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attrac-tive investment opportunities or are not included in the Fund. The Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high-grade obligations in an amount sufficient to meet its payment obligations in these transactions. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund's total assets in the case of non-bona fide hedging transactions.

  The Global Balanced Fund may enter into currency swaps. Currency swaps in-volve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. There-fore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery ob-ligations. The Fund will maintain in a segregated account with the Fund's cus-todian cash and liquid high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with re-spect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash and liquid, high grade debt securities, the Fund, the Adviser and Sub-Advisers believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restriction. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Sub-Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable that it would have been if this investment tech-nique were not used.

  LOANS OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities in amounts up to 33% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Fund will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the secu-rities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser (or Sub-Advisers) to be credit-worthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.

  LEVERAGE. In seeking to enhance investment performance, the Global Balanced Fund, Small Company Growth Fund and Growth and Income Fund may borrow money for investment purposes and may each pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help a Fund increase the net asset value of its shares in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of bor-rowed monies does not fully recover the costs of such borrowing, the net asset value of the Fund's shares would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to a Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the net asset value of a Fund's shares would be reduced due to the added expense of interest on borrowed mon-ies. Each Fund is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Fund may employ leverage will be determined by the Adviser (or Sub-Advisers) in light of changing facts and circumstances, including general economic and market condi-tions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board. The Funds' policies regarding the use of leverage are fundamental policies which may not be changed without the ap-proval of shareholders of the respective Fund.

  Under the 1940 Act, the value of a Fund's assets less liabilities, other than borrowings, must be at least three times all of the Fund's borrowings, including the proposed borrowing. If for any reason the value of a Fund's as-sets falls below the 1940 Act requirement, the Fund must within three business days reduce its borrowings to satisfy such requirement. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvanta-geous to do so.

  HEDGING AND INCOME ENHANCEMENT STRATEGIES. Each Fund may write covered calls to enhance income. For hedging purposes as a temporary defensive maneuver, each Fund may use interest rate futures and stock and bond index futures (to-gether, "Futures"); forward contracts on foreign currencies; and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all of the foregoing are referred to as "Hedging Instru-ments"). A call or put may be purchased only if, after such purchase, the value of all call and put options held by the Fund would not exceed 5% of the Fund's total assets. A Fund will not use Futures and options on Futures for speculation. All puts and calls on securities, interest rate futures or stock and bond index futures or options on such Futures purchased or sold by the Fund will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. The Global Balanced Fund may invest up to 5% of its total assets in yield curve options. See "Foreign Securities--Foreign Cur-rency Transactions."

  Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's (or Sub-Adviser's) pre-dictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and Futures contracts and options on Futures contracts include (1) dependence on the Adviser's (or Sub-Adviser's) ability to predict correctly movements in the direction of in-terest rates, securities prices and currency markets; (2) imperfect correla-tion between the price of options and Futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid second-ary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio se-curity at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securi-ties in connection with hedging transactions. A transaction is "covered" when the Fund owns the security subject to the option on such security, or some other security acceptable for applicable escrow requirements. See the State-ment of Additional Information for further information concerning income en-hancement and hedging strategies and the regulation requirements relating thereto.

  SHORT SALES. Each Fund may make "short sales against the box." A short sale is effected by selling a security which the Fund does not own. A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Fund may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales.

  OTHER INVESTMENTS. Each Fund may enter into reverse repurchase agreements. In addition, the Global Balanced Fund may enter into dollar rolls, interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Global Balanced Fund may also invest in leveraged inverse floating rate debt instruments. See the Statement of Additional Information for further information concerning these investment techniques.

  SPECIAL SITUATIONS. Each Fund may invest, subject to its particular invest-ment limitations described above, up to 25% of its assets in "special situa-tions" that the Adviser (or Sub-Advisers) believes present opportunities for capital growth, or in the case of the Balanced Assets Fund, Global Balanced Fund, and Growth and Income Fund, for total return. A "special situation" may involve a merger, reorganization, or other unusual development that is ex-pected to occur which, in the opinion of the Adviser (or Sub-Advisers), may prompt an increase in the value of an issuer's securities regardless of gen-eral business conditions or the movement of the market as a whole. A risk is present that the price of the security may decline if the anticipated develop-ment fails to occur.

  FUTURE DEVELOPMENTS. Each Fund may invest in securities and other instru-ments which do not presently exist but may be developed in the future, pro-vided that each such investment is consistent with the Fund's investment ob-jectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as ap-propriate to discuss any such new investments.

                            INVESTMENT RESTRICTIONS

  Each Fund (other than the Global Balanced Fund) has adopted certain funda-mental policies designed to maintain the diversity of its portfolio and reduce investment risk. With respect to 75% of each such a Fund's total assets, the Fund may not invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and in-strumentalities) or purchase more than 10% of an issuer's voting securities or more than 10% of any class of an issuer's outstanding securities. In addition, none of the Funds may purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities) if as a result of such purchase more than 25% of a Fund's total assets would be in-vested in any one industry. See the Statement of Additional Information for information concerning other fundamental policies.

  The Global Balanced Fund is classified as non- diversified within the mean-ing of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets which may be invested in the securities of any one issuer. However, the Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer (other than obligations of the U.S. government, its agencies and instrumentalities), and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that the Fund assumes large positions in the securities of a small number of is-suers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests.

                            MANAGEMENT OF THE TRUST

  TRUSTEES. The Trustees of the Trust are responsible for the overall supervi-sion of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and by the Common-wealth of Massachusetts.

  THE ADVISER. The Adviser selects and/or manages the investments of each Fund, provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees. The Adviser is an indirect wholly owned subsidiary of SunAmerica Inc. ("SunAmerica"), an invest-ment-grade financial services company which has total capital of approximately $1.8 billion. SunAmerica's principal executive offices are located at 1 SunAmerica Center, Century City, Los Angeles, CA 90067-6022. In addition to serving as adviser to the Funds, the Adviser and its affiliates serve as ad-viser, manager and/or administrator for Anchor Pathway Fund, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Anchor Series Trust and SunAmerica Series Trust. The Adviser and its affiliates managed, advised and/or adminis-tered assets of approximately 7.6 billion as of December 31, 1996 for invest-ment companies, individuals, pension accounts, and corporate and trust ac-counts.

  Pursuant to the Investment Advisory and Management Agreement entered into between the Adviser and the Trust, on behalf of each Fund, each Fund (other than the Global Balanced Fund) pays the Adviser a fee, payable monthly, com-puted daily at the annual rate of .75% on the first $350 million of the Fund's average daily net assets, .70% on the next $350 million of net assets and .65% on net assets over $700 million for the services performed, on behalf of the Fund and the facilities furnished by the Adviser. The Global Balanced Fund pays the Adviser a fee, payable monthly, computed daily at the annual rate of 1.00% on the first $350 million of the Fund's average daily net assets, .90% on the next $350 million of net assets and .85% on net assets over $700 mil-lion. These advisory fee rates are higher than those paid by most other in-vestment companies. For the fiscal year ended September 30, 1995, each Fund paid the Adviser a fee equal to the following percentage of average daily net assets: Balanced Assets Fund -- .75%; Blue Chip Growth Fund -- .75%; Global Balanced Fund -- 1.00%; Growth and Income Fund -- .75%; Mid-Cap Growth Fund -- .75% and Small Company Growth Fund -- .75%. For the fiscal year ended September 30, 1995, the Adviser waived its fees with respect to the Global Balanced Fund and Growth and Income Fund amounting to $115,214 and $32,455, respectively.

  THE SUB-ADVISERS. The Adviser has entered into sub-advisory agreements with AIG Global and GSAM pursuant to which the Sub-Advisers provide the Global Bal-anced Fund with investment advisory services, including the continuous review and administration of the Fund's foreign equity (AIG Global) and global bond
(GSAM) investment programs. The Sub-Advisers discharge their responsibilities subject to the direction and control of the Trustees and the oversight and re-view of the Adviser.

  AIG Global serves as sub-adviser for the foreign equity component of the Global Balanced Fund. AIG Global's principal offices are located at 70 Pine Street, New York, NY 10270. In providing sub-advisory services to the foreign equity component of the Fund with respect to European, Japanese and Southeast Asian securities and markets, AIG Global will utilize the services of certain of its affiliates. Each of AIG Global and its affiliated companies providing services on behalf of the foreign equity component of the Fund is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is an international insurance organization whose member companies write insurance in approximately 130 countries and jurisdictions and are engaged in a range of financial services businesses. As of December 31, 1995, AIG Global Investment Corp., and its foreign affiliates advised on approximately $60 billion of as-sets, of which more than $10 billion represented assets of non-affiliated cli-ents. The Adviser pays AIG Global a monthly fee with respect to those net as-sets of the Global Balanced Fund actually managed by AIG Global and its affil-iates (as described above), computed on average daily net assets at the fol-lowing annual rates: .50% on the first $50 million of such assets, .40% of the next $100 million of such assets, .30% on the next $150 million of such assets, and
 .25% of such assets in excess of $300 million. For the fiscal year ended Sep-tember 30, 1995, the Adviser paid to AIG Global a fee equal to .50% of the Global Balanced Fund's average daily net assets. The foregoing fees are paid from the management fee paid to the Adviser and do not increase Fund expenses.

  GSAM serves as sub-adviser for the global bond component of the Global Balanced Fund. GSAM, an affiliate of Goldman, Sachs & Co., a Delaware limited partnership, is located at 140 Sleet Street, London EC 4A-B, England. GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. GSAM was organized in 1990. As a company with limited liability under the laws of England, it is authorized to conduct investment advisory business in the United Kingdom as a member of IMRO. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management. In performing its investment advisory services, GSAM, while remaining ultimately responsible for management of the global bond component of the Global Balanced Fund, is able to draw on the research and market expertise of its affiliate offices, including Goldman Sachs (Asia) L.L.C., its Hong Kong affiliate, for portfolio decisions and management. As of December 31, 1995, GSAM, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $55.3 billion in assets. The Adviser pays GSAM a monthly fee with respect to those net assets of the Global Balanced Fund actually managed by GSAM, computed on average daily net assets, at the following annual rates:
 .40% on the first $50 million of such assets, .30% on the next $100 million of such assets, .25% on the next $100 million of such assets, and .20% of such assets in excess of $250 million. For the fiscal year ended September 30, 1995, the Adviser paid to GSAM a fee equal to .40% of the Global Balanced Fund's average daily net assets. The foregoing fees are paid from the management fee paid to the Adviser and do not increase Fund expenses.

  PORTFOLIO MANAGERS. There are eight portfolio managers of the Funds. The following individuals are primarily responsible for the day-to-day management of the particular Funds indicated:

  Stanton J. Feeley has served as 1) portfolio manager of the Balanced Assets Fund and Blue Chip Growth Fund since February 1992, 2) portfolio manager of the domestic equity component of the Global Balanced Fund since the inception date of June 15, 1994 and 3) portfolio manager of the Growth and Income Fund since the inception date of July 1, 1994. Mr. Feeley is an Executive Vice President of the Adviser and serves as the firm's Chief Investment Officer. Mr. Feeley has 31 years experience in the investment industry, including expe-rience in institutional sales management.

  P. Christopher Leary has served as assistant portfolio manager of the Balanced Assets Fund since June 1991. Mr. Leary is a Senior Vice President of the Adviser and has been a portfolio manager with the firm since 1990. Previously, Mr. Leary was an investment manager with Equitable Capital Management.

  Francis D. Gannon has served as assistant portfolio manager of the Balanced Assets Fund since December 1995. Mr. Gannon is an Assistant Vice President of the Adviser and has been an equity analyst with the firm since 1993.

  Audrey L. Snell has served as portfolio manager of the Small Company Growth Fund since November 1991 and portfolio manager of the Mid-Cap Growth Fund since February 1993. Ms. Snell is a Vice President of the Adviser and has been a portfolio manager with the firm since 1991.

  Gerald P. Sullivan has served as assistant portfolio manager of the Growth and Income Fund since December 1995. Mr. Sullivan has been an equity analyst for the Adviser since February 1995. Prior to joining the Adviser, Mr. Sullivan spent two years as a portfolio manager for Texas Commerce Investment Management. Prior to his time at Texas Commerce, he spent four years as a director for the Southmore Foundation, Inc. and as an adjunct professor at Rice University in Houston, Texas.

  Stephen Fitzgerald has served as the portfolio manager for the global bond component of the Global Balanced Fund since the inception date of

June 15, 1994. Mr. Fitzgerald is Vice President in GSAM's London office, and joined GSAM in 1992. Prior to 1992, he spent two years managing multi-currency fixed income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group.

  Andrew F. Wilson has served as co-portfolio manager for the global bond com-ponent of the Global Balanced Fund since joining GSAM in December 1995. Mr. Wilson is a Senior International Fixed Income Portfolio Manager in GSAM's Lon-don office. Prior to joining GSAM, Mr. Wilson spent two years as an Assistant Director of Rothschild Asset Management, where he was responsible for economic and bond market forecasts for the U.S. and Canadian economies. Prior to his time at Rothschild, he spent a year as a Trading Manager at the Reserve Bank of New Zealand, where he oversaw the bank's four portfolio managers. Prior to that, he spent two years as an Investment Manager in the Foreign Exchange Di-vision at the Bank of England, on secondment from the Reserve Bank of New Zea-land.

  Peter G. Wignall has served as co-portfolio manager for the foreign equity component of the Global Balanced Fund since the inception date of June 15, 1994. Mr. Wignall, Managing Director and Chief Executive of AIG Global Invest-ment Corp. (Europe) Ltd., is responsible for asset allocation, strategy and currency management. Previously, Mr. Wignall was a senior portfolio manager at Citibank Investment Management in Australia and London.

  THE DISTRIBUTOR. SunAmerica Capital Services, Inc. (the "Distributor"), an indirect wholly owned subsidiary of SunAmerica, acts as distributor of the shares of each Fund pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of each Fund. The Distributor receives all initial and deferred sales charges in connection with the sale of Fund shares, all or a portion of which it may reallow to other broker-dealers. The Distributor and other broker-dealers pay commissions to salespersons, as well as the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred by them in connection with their distribution of Fund shares.

  The Distributor, at its expense, may from time-to-time, provide additional compensation to broker-dealers (including in some instances, exclusively to Royal Alliance Associates, Inc., SunAmerica Securities, Inc. and/or Advantage Capital Management Corporation, affiliates of the Distributor) in connection with sales of shares of the Fund. Such compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class B shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer spon-sored special events. In some instances, this compensation will be made avail-able only to certain broker-dealers whose representatives have sold a signifi-cant amount of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be of-fered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or
(iii) merchandise (such as clothing, trophies, clocks, pens or other elec-tronic equipment). Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by the laws of any state or any self-regulatory agency, such as, for example, the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

  Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of the Adviser based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to in-vestment companies of the type contemplated by the Distribution Plans (as de-scribed below). The Trustees will consider appropriate modifications to the operations of the Funds, including discontinuance of payments under the Dis-tribution Plans to banks and other depository institutions, in the event such institutions can no longer provide the services called for under their agree-ments. Banks and other financial services firms may be subject to various state laws regarding services described, and may be required to register as dealers pursuant to state law.

  DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan" and the "Class B Plan." In adopting the Class A Plan and the Class B Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for pro-viding sales and promotional activities for distributing that class of shares. Under the Class B Plan, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesal-ers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan or Class B Plan may exceed the Distributor's distribu-tion costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing ac-count maintenance. In this regard, some payments are used to compensate bro-ker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

  For the fiscal year ended September 30, 1995, under the Class A Plan, each Fund paid the Distributor a fee equal to the following percentages of average daily net assets: Balanced Assets Fund -- .35%; Blue Chip Growth Fund -- .35%; Global Balanced Fund -- .35%; Mid-Cap Growth Fund -- .35% and Small Company Growth Fund -- .35%. For the same period, under the Class B Plan, each Fund paid the Distributor a fee equal to the following percentages of average daily net assets: Balanced Assets Fund --1.00%; Blue Chip Growth Fund -- 1.00%; Global Balanced Fund -- 1.00%; Mid-Cap Growth Fund --1.00% and Small Company Growth Fund -- 1.00%. For the fiscal year ended September 30, 1995, the Growth and Income Fund (Class A and Class B shares) paid the Distributor a fee equal to .12% and .16%, respectively, of the Fund's average daily net assets, pursu-ant to a voluntary fee waiver by the Distributor.

  ADMINISTRATOR. The Trust has entered into a Service Agreement under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica, assists the Transfer Agent in providing shareholder service and may receive reimbursement from the Trust of its costs in providing such services through a fee approved annually by the Trustees.

                              PURCHASE OF SHARES

  GENERAL. Shares of each of the Funds are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B shares and certain Class A shares).

  The minimum initial investment in each Fund is $500 and the minimum subse-quent investment is $100. However, for Individual Retirement Accounts ("IRAs"), Keogh Plan accounts and accounts for other qualified plans, the min-imum initial investment is $250 and the minimum subsequent investment is $25.

  The decision as to which class is most beneficial to an investor depends on the amount and intended length of the investment. Investors making large in-vestments, qualifying for a reduced initial sales charge, might consider Class A shares because there is a lower distribution fee than Class B shares (prior to conversion). Investors making small investments might consider Class B shares because 100% of the purchase price is invested immediately. Sharehold-ers who purchase $1,000,000 or more of shares of the Funds should only pur-chase Class A shares. Dealers may receive different levels of compensation de-pending on which class of shares they sell.

  Upon making an investment in shares of a Fund, an open account will be established under which shares of the applicable Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by State Street Bank and Trust Company ("State Street") and its affiliate, National Financial Data Services ("NFDS") (collectively, the "Transfer Agent"). Shareholders will not be issued certificates for their shares unless they specifically so request in writing. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

  CLASS A SHARES. Class A shares are offered at net asset value plus an initial sales charge, which varies with the size of the purchase as follows:

                                                                      CONCESSION
                                                      SALES CHARGE    TO DEALERS
                                                    ----------------- ----------
                                                      % OF   % OF NET    % OF
                                                    OFFERING  AMOUNT   OFFERING
                 SIZE OF PURCHASE                    PRICE   INVESTED   PRICE
                 ----------------                   -------- -------- ----------
Less than $50,000..................................  5.75%    6.10%       5.00%
$50,000 but less than $100,000.....................  4.75%    4.99%       4.00%
$100,000 but less than $250,000....................  3.75%    3.90%       3.00%
$250,000 but less than $500,000....................  3.00%    3.09%       2.25%
$500,000 but less than $1,000,000..................  2.10%    2.15%       1.35%
$1,000,000 or more.................................   None     None   see below

  No sales charge is payable at the time of purchase on investments of $1 mil-lion or more. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of 1.00% of the amount invested. Redemptions of such shares within the twelve months following their purchase will be subject to a contingent deferred sales charge at the rate of 1.00% of the lesser of the net asset value of the shares being redeemed (exclusive of reinvested dividends and distributions) or the total cost of such shares. This contingent deferred sales charge is paid to the Distributor. Redemptions of such shares held longer than twelve months would not be subject to a contingent deferred sales charge. However, one-half of the commission paid with respect to such a purchase is subject to forfei-ture by the dealer in the event the redemption occurs during the second year from the date of purchase. In determining whether a deferred sales charge is payable, it is assumed that shares purchased with reinvested dividends and distributions and then other shares held the longest are redeemed first.

  To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by the Distributor. Shares purchased under this waiver are subject to certain limitations described in the Statement of Additional Information. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting Shareholder/Dealer Services at
(800) 858-8850.

  There are certain special purchase plans for Class A shares which can reduce the amount of the initial sales charge to investors in the Funds. For more in-formation about "Rights of Accumulation," the "Letter of Intent," "Combined Purchase Privilege," "Reduced Sales Charges for Group Purchases" and the "Net Asset Value Transfer Program," see the Statement of Additional Information.

  CLASS B SHARES. Class B shares are offered at net asset value. Certain redemptions of Class B shares within the first six years of the date of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the then-current market value or the purchase price of the shares being redeemed. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining whether the CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any Class A shares, second of any shares in the shareholder's Fund account that are not subject to a CDSC (i.e., shares representing reinvested dividends and distributions), third of shares held for more than six years and fourth of shares held the longest during the six-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value of the shares being redeemed since the time of purchase of such redeemed shares. The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC.

                                                       CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                       DOLLARS INVESTED OR
PAYMENT WAS MADE                                          REDEMPTION PROCEEDS
-------------------                                    -------------------------
First.................................................              4%
Second................................................              4%
Third.................................................              3%
Fourth................................................              3%
Fifth.................................................              2%
Sixth.................................................              1%
Seventh and thereafter................................              0%

  The CDSC will be waived in connection with redemptions which are (a) re-quested within one year of the death or the initial determination of disabil-ity of a shareholder; (b) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which the Adviser serves as fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made; (c) made pursuant to a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Fund shares; and (d) made of shares in accounts consisting of assets which were originally individually managed by the Adviser and had paid an investment advisory fee to the Adviser. See the Statement of Additional Information for further information concerning conditions with respect to (a) above. For Fed-eral income tax purposes, the amount of the CDSC will reduce the amount real-ized on the redemption of shares, concomitantly reducing gain or increasing loss. For information on the imposition and waiver of the CDSC contact Shareholder/Dealer Services at (800) 858-8850.

  Shareholders of a Fund that acquired their Class B shares pursuant to a reorganization effected with another SunAmerica mutual fund will remain subject to the terms of the CDSC in effect for the previous fund at the time of such reorganization. For additional information, see "Additional Information Regarding Purchase of Shares" in the Statement of Additional Information.

  Conversion Feature. Class B shares (including a pro-rata portion of the Class B shares purchased through the reinvestment of dividends and distribu-tions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Subsequent to the conversion of a Class B share to a Class A share, such share will no longer be subject to the higher distribution fee of Class B shares. Such conversion will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.

  ADDITIONAL PURCHASE INFORMATION. All purchases are confirmed to each share-holder. The Trust reserves the right to reject any purchase order and may at any time discontinue the sale of any class of shares of any Fund. Share cer-tificates are issued upon written request, but no certificate is issued for fractional shares.

  Shares of the Funds may be purchased through the Distributor or SAFS, by check or federal funds wire and through a dollar cost averaging program. Shares will be priced at the net asset value next determined after the order is placed with the Distributor or SAFS. See "Additional Information Regarding Purchase of Shares" in the Statement of Additional Information for more information regarding these services and the procedures involved and when orders are deemed to be placed.

  Investors may purchase Class A shares of a Fund at net asset value to the extent that the investment represents the proceeds from a redemption of shares of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to or paid a CDSC on the redemption proceeds. See " Net Asset Value Transfer Program" in the Statement of Additional Information for more details regarding this privilege.

                             REDEMPTION OF SHARES

  Shares of any Fund may be redeemed at any time at their net asset value next determined, less any applicable contingent deferred sales charge, after receipt by the Fund of a redemption request in proper form. Any capital gain or loss realized by a shareholder upon any redemption of shares must be recognized for federal income tax purposes. See "Dividends, Distributions and Taxes."

  REGULAR REDEMPTION. Shareholders may redeem their shares by sending a writ-ten request to SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. All written requests for redemption must be endorsed by the shareholder(s) with signature(s) guaranteed by an "eligible guarantor institution" which includes: banks, brokers, dealers, credit unions, securities and exchange associations, clearing agencies and savings associa-tions. Guarantees must be signed by an authorized signatory of the eligible guarantor and the words "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries will not be accepted. SAFS may request fur-ther documentation from corporations, executors, administrators, trustees or guardians.

  REPURCHASE THROUGH DISTRIBUTOR. The Distributor is authorized, as agent for the Funds, to offer to repurchase shares which are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the ap-plicable class of shares of a Fund next determined after the repurchase order is received, less any applicable contingent deferred sales charge. Repurchase orders received by the Distributor after 4:00 P.M., Eastern time, will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Dis-tributor imposes any charge. The offer to repurchase may be suspended at any time, as described below.

  TELEPHONE REDEMPTION. The Trust accepts telephone requests for redemption of shares with a value of less than $100,000. The proceeds of a telephone redemption may be sent by wire to the shareholder's bank account as set forth in the New Account Application Form or in a subsequent written authorization. Shareholders utilizing the redemption through the electronic funds transfer method will incur a $15.00 transaction fee. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Failure to do so may result in liability to the Trust for losses incurred due to unauthorized or fraudulent telephone instructions. Such procedures include, but are not limited to, requiring some form of personal identification prior to acting upon instructions received by telephone and/or tape recording of telephone instructions.

  A shareholder making a telephone redemption should call Shareholder/Dealer Services at (800) 858-8850, and state (i) the name of the shareholder(s) appearing on the Fund's records, (ii) his or her account number with the Fund,
(iii) the amount to be redeemed and (iv) the name of the person(s) requesting the redemption. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

  SYSTEMATIC WITHDRAWAL PLAN. Shareholders who have invested at least $5,000 in any of the Funds may provide for the periodic payment from the account pur-suant to the Systematic Withdrawal Plan. At the shareholder's election, such payment may be made directly to the shareholder or to a third party on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $50. Maintenance of a withdrawal plan concurrently with purchases of addi-tional shares may be disadvantageous to a shareholder because of the sales charge applicable to such purchases. Shareholders who have been issued share certificates will not be eligible to participate in the Systematic Withdrawal Plan and will have to comply with certain additional procedures in order to redeem shares. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

  GENERAL. Normally payment is made on the next business day for shares redeemed, but in any event, payment is made by check within seven days after receipt by the Transfer Agent of share certificates or of a redemption request, or both, in proper form. Under unusual circumstances, the Funds may suspend repurchases or postpone payment for up to seven days or longer, as permitted by the federal securities laws.

  At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the pur-chase of such shares, which will not exceed 15 days.

  Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem, on at least 60 days' written notice and without shareholder consent, any account that, due to a shareholder redemption and not to market fluctuation of the account's value, has a net asset value of less than $500 ($250 for retirement plan accounts), as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to at least $500 during such 60-day period. In the alternative, the applicable Fund may impose a $2.00 monthly charge on accounts below the minimum account size.

  If a shareholder redeems shares of any class of a Fund and then within one year from the date of redemption decides the shares should not have been re-deemed, the shareholder may use all or any part of the redemption proceeds to reinstate, free of sales charges (Class A shares) and with the crediting of any CDSC paid with respect to such reinstated shares at the time of redemption (Class B shares), all or any part of the redemption proceeds in shares of the Fund at the then-current net asset value. Reinstatement may affect the tax status of the prior redemption.

                              EXCHANGE PRIVILEGE

  GENERAL. Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other funds in the SunAmerica Family of Mutual Funds that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are sub-ject to applicable minimum initial investment requirements and can only be ef-fected if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

  If a shareholder acquires Class A shares through an exchange from another fund in the SunAmerica Family of Mutual Funds where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the pe-riod for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

  A shareholder who acquires Class B shares through an exchange from another fund in the SunAmerica Family of Mutual Funds will retain liability for any deferred sales charge which is outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

  RESTRICTIONS ON EXCHANGES. Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Ac-counts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

  In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effec-tively in accordance with its investment objective and policies, or would oth-erwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be dis-ruptive to the Fund and may therefore be refused.

  Finally, as indicated under "Purchase of Shares", the Fund and Distributor reserve the right to refuse any order for the purchase of shares.

              PORTFOLIO TRANSACTIONS, BROKERAGE AND TURNOVER

  The Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiations of commission rates. With respect to the Global Balanced Fund, AIG Global and GSAM are responsible for decisions to buy and sell foreign equity and global fixed income securities, respectively, selection of broker-dealers and negotiation of commission rates for their respective component of the portfolio. In the over-the-counter mar-ket, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwrit-ten offerings, securities are purchased at a fixed price which includes an un-derwriter's concession or discount. On occasion, certain money market securi-ties may be purchased directly from an issuer, in which case no commissions or discounts are paid.

  As a general matter, the Adviser (or Sub-Advisers) selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favora-ble security prices and reasonable commission rates. The Adviser (or Sub-Ad-viser) may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's (or Sub-Ad-viser's) view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of Fund shares by broker-dealers, subject to best price and execution. The Adviser, AIG Global and GSAM may effect portfolio transactions through an affiliated broker-dealer, acting as agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

  Each Fund has no limitation regarding its policy with respect to portfolio turnover. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities, excluding short-term securities, by the average monthly value of the Fund's long-term portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. In addi-tion, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary in-come.

                       DETERMINATION OF NET ASSET VALUE

  Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares of each class outstanding. Shares are valued each day as of the close of regular trading on the NYSE (currently, 4:00 P.M., Eastern time). Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at fair value following procedures approved by the Trustees.

                               PERFORMANCE DATA

  Each Fund may advertise performance data that reflect its total investment return. A brief summary of the computations is provided below and a detailed discussion is in the Statement of Additional Information. Both total return and yield figures are based on historical earnings and are not intended to in-dicate future performance.

  Total return performance data may be advertised by each Fund. The average annual total return may be calculated for one-, five- and ten-year periods or for the lesser period since inception. These performance data represent the average annual percentage changes of a hypothetical $1,000 investment and as-sumes the reinvestment of all dividends and distributions and includes sales charges and recurring fees that are charged to shareholder accounts. A Fund's advertisements may also reflect total return performance data calculated by means of cumulative, aggregate, aver-age, year-to-date, or other total return figures. Further, the Fund may adver-tise total return performance for periods of time in addition to those noted above.

  Yield will be calculated based on a 30-day (or one-month) period ended on the date of the applicable Fund's most recent balance sheet and for other such periods, as deemed appropriate. The net investment income per share earned during the period will be divided by the maximum offering price per share on the last day of the period and annualized to obtain the yield. For purposes of calculating yields, net income is determined by a standard formula prescribed by the Securities and Exchange Commission to facilitate comparison with yields quoted by other mutual funds.

  Although expenses for Class B shares may be higher than those for Class A shares, the performance of Class B shares may be higher than the performance of Class A shares after giving effect to the impact of the sales charges and 12b-1 fees applicable to each class of shares.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income are paid annually for the Global Balanced Fund; semi-annually for the Blue Chip Growth Fund, Mid-Cap Growth Fund and Small Company Growth Fund; and quarterly for the Balanced Assets Fund and Growth and Income Fund. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January which were declared in the previous calendar quarter will be treated as paid in December of the previous year. Dividends and distributions are paid in additional shares based on the next determined net asset value, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive such amounts in cash.

  In addition to having the dividends and distributions of a Fund reinvested in shares of such Fund, a shareholder may, if he or she so elects on the New Account Application Form, have dividends and distributions invested in the same class of shares of any other SunAmerica Mutual Fund at the then-current net asset value of such Fund(s).

  The excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed to the shareholders annually. Each Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

  TAXES. Each Fund is qualified and intends to continue to qualify and elect to be taxed as a regulated investment company under the Code. While so qualified, the Trust and each of the Funds will not be subject to U.S. Federal income tax on the portion of its investment company taxable income and net capital gains distributed to its shareholders.

  For Federal income tax purposes, dividends of net investment income and distributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as ordinary income. To the extent a Fund's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of such Fund will be eligible for the 70% dividends received deduction.

  Income and capital gains received by the Global Balanced Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service when beneficial to shareholder pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on in vestments in foreign securities held in the Fund. A shareholder that is a non-resident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such sharehold-er. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

  Under Code Section 988, foreign currency gains or losses from certain for-ward contracts, from futures contracts that are not "regulated futures con-tracts" and from unlisted non-equity options will generally be treated as or-dinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of a fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Addition-ally, if Code Section 988 losses exceed other investment company taxable in-come during a taxable year, a Fund would not be able to make any ordinary div-idend distributions, and any distributions made in the same taxable year may be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's fund shares. In certain cases, a Fund may be entitled to elect to treat foreign currency gains on forward or futures con-tracts, or options thereon, as capital gains.

  The Global Balanced Fund and Growth and Income Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

  Statements as to the tax status of distributions to shareholders of the Funds will be mailed annually. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes. Foreign shareholders are also urged to consult their own tax advisors regarding the foreign tax consequences of ownership of interests in a Fund. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

                              GENERAL INFORMATION

  REPORTS TO SHAREHOLDERS. The Trust sends to its shareholders audited annual and unaudited semi-annual reports for the Fund. The financial statements ap-pearing in annual reports are audited by independent accountants. In addition, the Transfer Agent sends to each shareholder having an account directly with the Trust a statement confirming transactions in the account.

  ORGANIZATION. The Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on June 18, 1986, is an open-end diversified management investment company, commonly referred to as a mutual fund. The Trust consists of six investment series or funds: the Balanced Assets Fund, the Global Balanced Fund, the Blue Chip Growth Fund, the Mid-Cap Growth Fund, the Small Company Growth Fund, and the Growth and Income Fund. The Trustees have the authority to issue an unlimited number of shares of beneficial inter-est of separate series, par value $.01 per share, of the Trust, and to divide each such series into one or more classes of shares.

  The Trust does not hold annual shareholder meetings. The Trustees are re-quired to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when so requested in writing by the share-holders of record holding at least 10% of the Trust's outstanding shares. Each share of each Fund has equal voting rights on each matter pertaining to that Fund or matters to be voted upon by the Trust, except as noted above. Each share of each Fund is entitled to participate equally with the other shares of that Fund in dividends and other distributions and the proceeds of any liqui-dation, except that, due to the differing expenses borne by the two classes, such dividends and proceeds are likely to be lower for Class B shares than for Class A shares. See the Statement of Additional Information for more informa-tion with respect to the distinctions among classes.

  Under Massachusetts law, shareholders of a trust, such as the Trust, in cer-tain circumstances may be held personally liable as partners for the obliga-tions of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable, as a partner for obliga-tions of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

  INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. Price Waterhouse LLP has been selected as independent accountants for the Funds. The firm of Shereff, Friedman, Hoffman & Goodman, LLP has been selected as legal counsel for the Funds.

  SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address on the cover page of this Pro-spectus. For questions concerning share ownership, dividends, transfer of own-ership or share redemption, contact SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or call Shareholder/Dealer Services at (800) 858-8850.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTA-TIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDI-TIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESEN-TATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE AD-VISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

                               ----------------
                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Prospectus................................................................ Cover
Summary of Fund Expenses..................................................     2
Financial Highlights......................................................     4
Investment Objectives and Policies........................................     7
Balanced Assets Fund......................................................     7
Global Balanced Fund......................................................     8
Blue Chip Growth Fund.....................................................    11
Mid-Cap Growth Fund.......................................................    11
Small Company Growth Fund.................................................    11
Growth and Income Fund....................................................    11
Investment Techniques.....................................................    13
Risk Factors..............................................................    13
Investment Restrictions...................................................    19
Management of the Trust...................................................    20
Purchase of Shares........................................................    23
Redemption of Shares......................................................    26
Exchange Privilege........................................................    27
Portfolio Transactions, Brokerage and Turnover............................    28
Determination of Net Asset Value..........................................    28
Performance Data..........................................................    28
Dividends, Distributions and Taxes........................................    29
General Information.......................................................    30

Investment Adviser:
SUNAMERICA ASSET MANAGEMENT CORP.

 The SunAmerica Center
 733 Third Avenue

 New York, NY 10017-3204

Sub-Advisers:
(Global Balanced Fund)

AIG GLOBAL INVESTMENT CORP.
 70 Pine Street
 New York, NY 10270
GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

 140 Sleet Street

 London EC4A-B, England

Distributor:
SUNAMERICA CAPITAL SERVICES, INC.

 The SunAmerica Center
 733 Third Avenue

 New York, NY 10017-3204

Custodian and Transfer Agent:
STATE STREET BANK AND TRUST COMPANY
 1776 Heritage Drive
 North Quincy, MA 02171

Servicing Agent:
SUNAMERICA FUND SERVICES, INC.

 The SunAmerica Center
 733 Third Avenue

 New York, NY 10017-3204


EFPRO

                            SUNAMERICA EQUITY FUNDS

                        SUNAMERICA BALANCED ASSETS FUND
                        SUNAMERICA GLOBAL BALANCED FUND
                       SUNAMERICA BLUE CHIP GROWTH FUND
                        SUNAMERICA MID-CAP GROWTH FUND
                     SUNAMERICA SMALL COMPANY GROWTH FUND
                       SUNAMERICA GROWTH AND INCOME FUND


                                  PROSPECTUS

                             JANUARY 12, 1996


                                     LOGO

                            SUNAMERICA EQUITY FUNDS
                      Statement of Additional Information
                            dated January 12, 1996


The SunAmerica Center                   General Marketing and
733 Third Avenue                        Shareholder Information
New York, NY  10017-3204                (800) 858-8850

     SunAmerica Equity Funds is a mutual fund consisting of six different investment funds: SunAmerica Balanced Assets Fund, SunAmerica Global Balanced Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Mid-Cap Growth Fund, SunAmerica Small Company Growth Fund and SunAmerica Growth and Income Fund. Each Fund has distinct investment objectives and strategies.

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Funds' Prospectus dated January 12, 1996. To obtain a Prospectus, please call the Fund at (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


                               TABLE OF CONTENTS
                                                             Page
                                                             ----

History of the Funds . . . . . . . . . . . . . . . . . . . . .B-2
Investment Objectives and Policies . . . . . . . . . . . . . .B-3
Portfolio Turnover . . . . . . . . . . . . . . . . . . . .   B-33
Investment Restrictions. . . . . . . . . . . . . . . . . . . B-34
Trustees and Officers. . . . . . . . . . . . . . . . . . . . B-37
Adviser, Sub-Advisers, Personal Trading, Distributor and
  Administrator. . . . . . . . . . . . . . . . . . . . . . . B-40
Portfolio Transactions and Brokerage . . . . . . . . . . . . B-49
Additional Information Regarding Purchase of Shares. . . . . B-52
Additional Information Regarding Redemption of Shares. . . . B-60
Determination of Net Asset Value . . . . . . . . . . . . . . B-61
Performance Data . . . . . . . . . . . . . . . . . . . . . . B-62
Dividends, Distributions and Taxes . . . . . . . . . . . . . B-67
Retirement Plans . . . . . . . . . . . . . . . . . . . . . . B-72
Description of Shares. . . . . . . . . . . . . . . . . . . . B-73
Additional Information . . . . . . . . . . . . . . . . . . . B-75
Financial Statements . . . . . . . . . . . . . . . . . . . . B-75
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . B-76

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Adviser, Sub-Advisers or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

     This Statement of Additional Information relates to the six different investment funds (each, a "Fund," and collectively, the "Funds") of SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The six Funds are: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Global Balanced Fund ("Global Balanced Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), SunAmerica Small Company Growth Fund ("Small Company Growth Fund") and SunAmerica Growth and Income Fund ("Growth and Income Fund").

                             HISTORY OF THE FUNDS

     The Trust was organized under the name "Integrated Equity Portfolios" in 1986 and subsequently renamed "SunAmerica Equity Portfolios" in 1990. On September 24, 1993, the Trust reorganized with certain funds in the SunAmerica Family of Mutual Funds (the "Reorganization") and was renamed "SunAmerica Equity Funds". In the Reorganization, all outstanding shares of the two then-existing series of the Trust, the Growth Portfolio ("Growth Portfolio") and the Aggressive Growth Portfolio ("Aggressive Growth Portfolio"), were redesignated Class A shares and renamed the SunAmerica Growth Fund ("Growth Fund") and the SunAmerica Emerging Growth Fund ("Emerging Growth Fund"), respectively. In addition, the SunAmerica Emerging Growth Fund series of SunAmerica Fund Group ("Old Emerging Growth") reorganized with, and its shareholders received Class B shares of, the Emerging Growth Fund. With regard to the Balanced Assets Fund series of the Trust, the Total Return Fund series of SunAmerica Multi-Asset Portfolios, Inc. ("Total Return") and the SunAmerica Balanced Assets Fund series of SunAmerica Fund Group ("Old Balanced Assets") reorganized with, and their shareholders received Class A and Class B shares of the Balanced Assets Fund, respectively. The SunAmerica Capital Appreciation Fund, Inc. ("Capital Appreciation") was reorganized with, and its shareholders received Class B shares of, the SunAmerica Value Fund ("Value Fund"). The Reorganization was approved by the shareholders of the Funds or their predecessors who were entitled to vote with respect thereto on September 23, 1993. On March 16, 1994, the Board of Trustees of the Trust (the "Trustees") approved changing the names of the Value Fund, Growth Fund and Emerging Growth Fund to the Blue Chip Growth Fund, Mid-Cap Growth Fund and Small Company Growth Fund, respectively, and such name changes became effective on June 7, 1994.

     On December 21, 1993, the Trustees approved the creation of the Global Balanced Fund and on March 16, 1994, the Trustees approved the creation of the Growth and Income Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each of the Funds are described in the Funds' Prospectus. Certain types of securities in which the Funds may invest and certain investment practices which the Funds may employ, which are described under "Other Investment Practices and Restrictions" in the Prospectus and in the Appendix to the Prospectus, are discussed more fully below.

Illiquid Securities. Each Fund may invest up to 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements and time deposits which have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will seek to obtain the right of registration at the expense of the issuer.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser (or Sub-Adviser) will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser (or Sub-Adviser) will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which the Funds may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser (or Sub-Adviser) has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser (or Sub-Adviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser (or Sub-Adviser) to take into account the same factors described above for other restricted securities and require the Adviser (or Sub-Adviser) to perform the same monitoring and reporting functions.

     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Trustees have established guidelines to be used by the Adviser (or Sub-Adviser) in connection with transactions in repurchase agreements and will regularly monitor each Fund's use of repurchase agreements. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security subject to the rights and obligations to repurchase such security. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. In order to minimize any risk involved, the Fund maintains, in a segregated account with the custodian, cash, cash equivalents or liquid high grade debt securities equal in value to the repurchase price. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

Risks of Investing in Lower Rated Bonds. Debt securities in which the Growth and Income Fund may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P")) (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix A. No minimum rating standard is required for a purchase by the Fund.

     It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates;
(b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

     High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

     There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired.

     Ratings assigned by Moody's and S&P to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

     Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

     The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

     As a result of all these factors, the net asset value of a Fund to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

     Asset-Backed Securities. The Global Balanced Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. The Fund may also invest in privately issued asset-backed securities.

     Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by a obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Dollar Rolls. The Global Balanced Fund may enter into "dollar rolls" in which the Fund sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon the Adviser's or Sub-Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors. In order to protect the value of the Global Balanced Fund from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Fund's investments are traded, the Fund may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. The Fund will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Fund's 10% limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser, Sub-Advisers and the Fund believe such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess if any, of the Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.

     The Fund will enter into these transactions only with banks and recognized securities dealers believed by the Adviser and Sub-Advisers to present minimal credit risk in accordance with guidelines established by the Fund's Board of Trustees. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

     Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor. The Global Balanced Fund will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Sub-Adviser.

Inverse Floaters. The Global Balanced Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities.

Short-Term and Temporary Defensive Instruments. In addition to their primary investments, each Fund may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser or Sub-Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

     Subject to the limitations described above, the following is a description of the types of money market and fixed-income securities in which the Funds may invest:

     U.S. Government Securities: See section entitled "U.S. Government Securities" below.

     Commercial Paper: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. Each Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization.

     The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1 billion or more). In addition, the Global Balanced Fund may purchase commercial paper rated in the two highest rating categories, or deemed by the Adviser (or Sub-Adviser) to be of comparable quality, without regard to the size of the issuer.

     Certificates of Deposit and Bankers' Acceptances: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

     Corporate Obligations: Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

     Repurchase Agreements: See the section entitled "Repurchase Agreements" above.

U.S. Government Securities. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     The Balanced Assets Fund and the Global Balanced Fund may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Balanced Assets Fund or Global Balanced Fund to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Balanced Assets Fund or Global Balanced Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Balanced Assets Fund or Global Balanced Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Balanced Assets Fund or Global Balanced Fund may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

     GNMA Certificates. GNMA certificates ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Balanced Assets Fund or Global Balanced Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market.

     FHLMC Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("Pcs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). Pcs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of Pcs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     FNMA Certificates. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

     Another type of mortgage-backed security in which the Balanced Assets Fund or Global Balanced Fund may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds which are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

     Certain CMOs may be deemed to be investment companies under the 1940 Act. The Balanced Assets Fund or Global Balanced Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent SEC staff interpretations, a Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

     The Balanced Assets Fund or Global Balanced Fund may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. Government securities in which a Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

Investment in Small, Unseasoned Companies. As described in the Prospectus, the Small Company Growth Fund will invest, and the other Funds Growth Fund may each invest, in the securities of small companies having market capitalizations under $800 million. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

Warrants. Each Fund may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

When-Issued and Delayed Delivery Securities. Each Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will maintain a segregated account with its custodian, consisting of cash, U.S. government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

     A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser (or Sub-Adviser) before settlement will affect the value of such securities and may cause a loss to a Fund.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Foreign Securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

     Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

     Investments in foreign securities, including securities of developing countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser (or Sub-Adviser) to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. Loans of portfolio securities will only be made to firms deemed by the Adviser (or Sub-Adviser) to be creditworthy.

     Since voting or consent rights which accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

Income Enhancement Strategies. Each Fund may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written. In addition, the Fund could experience capital losses which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

     The Balanced Assets Fund and Global Balanced Fund also may write put options ("puts") which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option which increases the Fund's return. A Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through it custodian, have deposited and maintained cash, cash equivalents, U.S. government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. Puts on Futures (defined below) will be considered "covered" if the a Fund owns an option to sell that Futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if the Fund segregates and maintains with its custodian for the term of the option cash, U.S. government securities or liquid high-grade debt obligations at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such option).

Hedging Strategies. For hedging purposes as a temporary defensive maneuver, each Fund may use interest rate futures contracts, foreign currency futures contracts, and stock and bond index futures contracts (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates);
(ii) protect a Fund's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.

     A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Funds may use is provided below.

     The Global Balanced Fund may engage in the foregoing for non-hedging purposes as well.

Options

     Options on Securities. As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities.

     When a Fund writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

     When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

     Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     Options on Foreign Currencies. Each Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Fund deposits with its custodian cash, U.S. government securities or other high-grade liquid debt securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. government securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     Options on Securities Indices. As noted above, each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

Futures and Options on Futures

     Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, each Fund may purchase and sell foreign currency futures contracts for hedging or income enhancement purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, each Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     Options on Futures. As noted above, the Funds may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Forward Contracts

     A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Fund (other than the Global Balanced Fund) will not speculate with Forward Contracts or foreign currency exchange rates.

     A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged").

     The Fund's custodian will place cash not available for investment or U.S. government securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Hedging Instruments and Their Use

     The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

     An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

Regulatory Aspects of Hedging Instruments

     Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Fund intends to engage in Futures transactions and options thereon only for hedging purposes, but the Global Balanced Fund may also engage in such transactions for non-hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Tax Aspects of Hedging Instruments

     Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of stock or securities held for less than three months. This limitation may limit the ability of a Fund to engage in options transactions and, in general, to hedge investment risk.

Possible Risk Factors in Hedging

     In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Leverage. In seeking to enhance investment performance, the Global Balanced Fund, Small Company Growth Fund, and Growth and Income Fund may increase their ownership of securities by borrowing from banks at fixed rates of interest and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks and pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. A Fund's policy regarding use of leverage is a fundamental policy which may not be changed without approval of the shareholders of the Fund.

                        PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated for each Fund by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned during the fiscal year. For purposes of this calculation, securities which at the time of purchase had a remaining maturity of one year or less are excluded from the numerator and the denominator. Transactions in Futures or the exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within a Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

     The following table sets forth the portfolio turnover rates for the fiscal years ended September 30, 1995 and 1994.



                       Portfolio Turnover

-------------------------------------------------------------------------------
              Fund                       1995                    1994
-------------------------------------------------------------------------------
Balanced Assets Fund                      130%                    141%
-------------------------------------------------------------------------------
Blue Chip Growth Fund                     251%                    170%
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------
Global Balanced Fund                          169%                  18%*
-----------------------------------------------------------------------------
Growth and Income Fund                        230%                   8%**
-----------------------------------------------------------------------------
Mid-Cap Growth Fund                           392%                 555%
-----------------------------------------------------------------------------
Small Company Growth Fund                     351%                 411%
-----------------------------------------------------------------------------

 * For the period 6/15/94 (commencement of operations) through 9/30/94 ** For the period 7/1/94 (commencement of operations) through 9/30/94

     High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by a Fund. High portfolio turnover may also involve a possible increase in short-term capital gains or losses.

                     INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions, no Fund may:

(1) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"). The foregoing restriction shall not apply to the Global Balanced Fund.

(2) Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of companies having a record, together with predecessors, of less than three years of continuous operations, except that this restriction shall not apply to U.S. government securities.

(3) Purchase securities on margin, borrow money or pledge their assets, except that the Global Balanced Fund, Small Company

     Growth Fund and Growth and Income Fund may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Further, to the extent that an investment technique engaged in by the Global Balanced Fund or Growth and Income Fund required pledging of assets, the Funds may pledge assets in connection with such transactions. For purposes of this restriction and restriction (5) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and Statement of Additional Information are not deemed to constitute a pledge or loan of assets.

(4) Invest more than 25% of each Fund's assets in the securities of issuers engaged in the same industry.

(5) Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and Statement of Additional Information, under policies developed by the Trustees and (b) purchase and sell marketable securities which are secured by real estate and marketable securities of companies which invest or deal in real estate.

(6) Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

(7) Make loans, except through (i) repurchase agreements, (ii) loans of portfolio securities, or (iii) the purchase of portfolio securities consistent with a Fund's investment objectives and policies, as described in the Prospectus.

(8) Make short sales of securities or maintain a short position, except that each Fund may effect short sales against the box.

(9) Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money from banks, as described in restriction (3), and the Global Balanced Fund may enter into dollar rolls.

     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

(10) Invest in securities of any issuer if, to the knowledge of the Trust, any officer, trustee or director of the Trust or the Adviser (or Sub-Adviser), owns more than 1/2% of the outstanding securities of such issuer and such officers, trustees and directors who own more than 1/2%, own in the aggregate, more than 5% of the outstanding securities of such issuer.

(11) Make investments for the purpose of exercising control or management.

(12) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser (or Sub-Adviser) has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 10% limitation on illiquid securities.

(13) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition.

(14) Invest in interests in oil, gas or other mineral exploration or development programs, or mineral leases, although it may invest in the common stocks of companies which invest in or sponsor such programs.

     The Trust, on behalf of each of the Funds, has undertaken with certain securities commissions not to invest (i) more than 5% of the total assets of each Fund in puts, calls, straddles, spreads or any combination thereof, (ii) in real estate limited partnerships, or (iii) more than 10% of total assets in real estate investment trusts. The Funds have also undertaken that investments in unseasoned issuers and illiquid or restricted securities, together with investments in Rule 144A securities and/or Section 4(2) commercial paper, will not exceed 15% of a Fund's total assets.


                             TRUSTEES AND OFFICERS

     The following table lists the Trustees and executive officers of the Trust, their ages, business addresses, and principal occupations during the past five years. The SunAmerica Mutual Funds consist of SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds, Inc. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.

                              Position       Principal Occupations
Name, Age and Address         with the Fund  During Past 5 Years


S. James Coppersmith, 62      Trustee        Formerly, President and
7 Elmwood Road                               General Manager, WCVB-TV, a
Marblehead, MA  01945                        division of the Hearst
                                             Corporation from 1982 to
                                             1994 (retired); Trustee/
                                             Director of the SunAmerica
                                             Mutual Fund Family and
                                             Trustee of Anchor Series
                                             Trust.

Samuel M. Eisenstat, 55       Chairman of    Attorney in private practice;
430 East 86 Street            the Board      Trustee of RPS Realty Trust
New York, NY  10028                          since December 1988;
                                             Director of Volt Information
                                             Sciences Funding, Inc., a
                                             subsidiary of Volt Information
                                             Sciences, Inc. since October 1993;
                                             Chairman of the Board of the
                                             SunAmerica Mutual Fund Family and
                                             Anchor Series Trust.

Stephen J. Gutman, 52         Trustee        Chairman of the Board, Chief
340 East 79 Street                           Operating and Executive
New York, NY  10021                          Officer of Beau Brummel
                                             Casuals Limited, Inc., a menswear
                                             specialty retailer since May 1989;
                                             Trustee/ Director of the SunAmerica
                                             Mutual Fund Family and Trustee of
                                             Anchor Series Trust.

Peter A. Harbeck*, 42         Trustee and    President, SunAmerica Asset
The SunAmerica Center         President      Management Corp. ("SAAMCo")and
733 Third Avenue                             SunAmerica Capital Services,
New York, NY 10017-3204                      Inc.("SACS") since August, 1995;
                                             Director of SAAMCo and

                                             President of SunAmerica Fund
                                             Services, Inc.,("SAFS") since May
                                             1988; President of SunAmerica
                                             Mutual Funds and Anchor Series
                                             Trust; Executive Vice President and
                                             Chief Operating Officer of SAAMCo,
                                             from May 1988 to August 1995;
                                             Executive Vice President, SACS,
                                             from November 1991 to August 1995;
                                             and Director, Resources Trust
                                             Company.

Peter McMillan III*, 38        Trustee       Executive Vice President and
1 SunAmerica Center                          Chief Investment Officer of
Century City                                 SunAmerica Investments, Inc.
Los Angeles, CA 90067                        since August 1989.

Sebastiano Sterpa, 66         Trustee        Founder of Sterpa Realty
Suite 200                                    Inc., a full service real
200 West Glenoaks Blvd                       estate firm, since 1962;
Glendale, CA  91202                          Chairman of the Sterpa Group, real
                                             estate investments and management
                                             company; Trustee/Director of the
                                             SunAmerica Mutual Fund Family.


Stanton J. Feeley, 58         Executive Vice Executive Vice President and
The SunAmerica Center         President      Chief Investment Officer, Sun-
733 Third Avenue                             America Asset Management
New York, NY  10017-3204                     Corp., since February 1992;
                                             Formerly, Senior Portfolio Manager,
                                             Delaware Management Company, Inc.
                                             from December 1987 to February
                                             1992.

Nancy Kelly, 45               Vice           Vice President and Head
The SunAmerica Center         President      Trader, SAAMCo, since April
733 Third Avenue                             1994; Formerly, Vice
New York, NY 10017-3204                      President, Whitehorne & Co.
                                             Ltd. (1991-1994); Sales
                                             Trader, Lynch Jones & Ryan
                                             (1992-1994).

Audrey L. Snell, 43           Vice           Vice President and Equity
The SunAmerica Center         President      Portfolio Manager, SAAMCo,
733 Third Avenue                             since March 1991; Formerly,
New York, NY 10017-3204                      held investment management position
                                             with Campbell Associates, Inc. from
                                             1986 to 1991.

Peter C. Sutton, 31           Controller     Vice President, SAAMCo, since
The SunAmerica Center                        September 1994; Controller,
733 Third Avenue                             SunAmerica Funds (since
New York, NY 10017-3204                      March 1993); Assistant
                                             Controller, SunAmerica Funds
                                             (1990-1993).

Robert M. Zakem, 37           Secretary and  Senior Vice President and
The SunAmerica Center         Chief Compli-  General Counsel of SAAMCo,
733 Third Avenue              ance Officer   since April 1993; Executive
New York, NY 10017-3204                      Vice President and Director,
                                             SACS, since February 1993; and
                                             Vice President of SAFS, since
                                             January 1994; Formerly, Vice
                                             President and Associate General
                                             Counsel, SAAMCo, from March 1992
                                             to April 1993; Associate, Piper
                                             & Marbury from 1989 to 1992.


     Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser, and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates of SunAmerica Inc.

     The Trust pays each Trustee who is not an interested person of the Trust or the Adviser (each a "disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each disinterested Trustee receives a pro rata portion (based upon the Trust's net Assets) aggregate of $40,000 in annual compensation for acting as director or trustee to all the retail funds in the SunAmerica Mutual Funds. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SunAmerica Mutual Funds. Officers of the Trust receive no direct remuneration in such capacity from the Trust or any of the Funds.

     In addition, each disinterested Trustee also serves on the Audit Committee of the Board of Trustees. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SunAmerica Family of Mutual Funds. With respect to the Trust, each member of the committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of disinterested Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.

     The Trustees (and Directors) of the SunAmerica Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors'

Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any of the SunAmerica Mutual Funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus
(ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

     As of January 4, 1996, the Trustees and officers of the Trust owned in the aggregate, less than 1% of the Trust's total outstanding shares.

     The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended September 30, 1995. Neither the Trustees who are interested persons of the Trust receive any compensation.


                        COMPENSATION TABLE
--------------------------------------------------------------------------------
                                        Pension or            Total
                                        Retirement            Compensation
                         Aggregate      Benefits              from Registrant
                         Compensation   Accrued as            and Fund
                         from           Part of Fund          Complex Paid to
Trustee                  Registrant     Expenses*             Trustees*
--------------------------------------------------------------------------------
S. James Coppersmith     $10,109        $39,472               $65,000
--------------------------------------------------------------------------------
Samuel M. Eisenstat      $10,590        $ 9,678               $69,000
--------------------------------------------------------------------------------
Stephen J. Gutman        $10,109        $16,460               $65,000
--------------------------------------------------------------------------------
Sebastiano Sterpa        $10,256        $14,960               $43,333**
--------------------------------------------------------------------------------

* Information is as of September 30, 1995 for the four investment companies in the complex which pay fees to these directors/trustees. The complex consists of the SunAmerica Mutual Funds and Anchor Series Trust.
**Mr. Sterpa is not a trustee of Anchor Series Trust.

ADVISER, SUB-ADVISERS, DISTRIBUTOR AND ADMINISTRATOR

The Adviser. The Adviser, organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated September 23, 1993 as amended May 20, 1994 (the "Advisory Agreement") with the Trust, on behalf of each Fund. The Adviser is an indirect wholly owned subsidiary of SunAmerica Inc. (formerly, Broad Inc.). SunAmerica Inc., is incorporated in the State of Maryland and maintains its principal executive offices at 1 SunAmerica Center, Century City, Los Angeles, CA 90067-6022, telephone (310) 772-6000.


     Under the Advisory Agreement, the Adviser manages the investment of the assets of each Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Fund. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees. The Adviser also provides certain administrative services to each Fund.

     Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

     As compensation for its services to the Funds, the Adviser receives a fee from each Fund (other than the Global Balanced Fund), payable monthly, computed daily at the annual rate of.75% on the first $350 million of such Fund's average daily assets, .70% on the next $350 million of net assets and .65% on net assets over $700 million. With respect to the Global Balanced Fund, the Adviser receives a fee, payable monthly, computed daily at the annual rate of 1.00% on the first $250 million of the Fund's average daily net assets, .90% on the next $350 million of net assets and .85% on net assets over $700 million.

     The Advisory Agreement with respect to each Fund, other than the Global Balanced Fund and Growth and Income Fund, was approved by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party, on March 31, 1993 and, with respect to the Class A shares of Mid-Cap Growth Fund and Small Company Growth Fund, by the shareholders of each Fund on September 23, 1993 and with respect to the Class A shares and Class B shares of Blue Chip Growth Fund, Class B shares of Mid-Cap Growth Fund, Class B shares of Small Company Growth Fund, and Class A and Class B shares of Balanced Assets Fund, by the Adviser, the sole initial shareholder, on September 23, 1993. The Advisory Agreement with respect to each Fund, other than the Global Balanced Fund and Growth and Income Fund, became effective on September 24, 1993. The Advisory Agreement in respect of the Global Balanced Fund and Growth and Income Fund, which became effective on June 15, 1994, was approved by the Trustees, including a majority of the disinterested Trustees, on May 20, 1994 and, with respect to the Global Balanced Fund, by its sole initial shareholder on June 14, 1994 and, with respect to the Growth and Income Fund, by its sole initial shareholder on June 30, 1994.



     The following table sets forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended September 30, 1995, 1994, and 1993.

                           Advisory Fees

-------------------------------------------------------------------------------
Fund                                1995             1994             1993
-------------------------------------------------------------------------------
Balanced Assets Fund            $1,821,586        $1,642,572        $229,811
-------------------------------------------------------------------------------
   Amount Waived                    --                --             $11,979
-------------------------------------------------------------------------------
Blue Chip Growth Fund            $565,835          $615,020         $463,678
-------------------------------------------------------------------------------
Global Balanced Fund             $269,441           $54,220*            n/a
-------------------------------------------------------------------------------
   Amount Waived                 $115,214           $48,797              --
-------------------------------------------------------------------------------
Growth and Income Fund            $32,455            $6,177**           n/a
-------------------------------------------------------------------------------
   Amount Waived                  $32,455            $6,177              --
-------------------------------------------------------------------------------
Mid-Cap Growth Fund              $294,505          $284,308         $189,944
-------------------------------------------------------------------------------
Small Company Growth Fund        $819,449          $607,020         $214,110
-------------------------------------------------------------------------------

 * For the period 6/15/94 (commencement of operations) through 9/30/94 ** For the period 7/1/94 (commencement of operations) through 9/30/94

     Certain states in which the shares of the Funds are qualified for sale impose limitations on the expenses of the Funds. The current annual expense limitations require that the Adviser reimburse each Fund in any amount necessary to prevent such Fund's aggregate ordinary operating expenses (excluding interest, taxes, distribution and brokerage fees and commissions, and extraordinary charges such as litigation costs) from exceeding, in any fiscal year, 2-1/2% of the first $30 million of the average daily net assets of each Fund, 2% of the next $70 million of such assets, plus 1-1/2% of such assets in excess of $100 million. In accordance with the terms of the Advisory Agreement, if the expenses of a Fund exceed the amount of the fees paid by the Fund to the Adviser, then the Adviser will reimburse the Fund the amount of such excess. For the fiscal year ended September 30, 1995, pursuant to the foregoing limitation, the Adviser waived its management fee in the amount of $32,455 for the Growth and Income Fund.

     The following table sets forth the fee waivers and expense reimbursements made to the Funds by the Adviser for the fiscal years ended September 30, 1995, 1994, and 1993.

              Fee Waivers and Expense Reimbursements

_______________________________________________________________________________
     Fund                  1995                1994               1993

_______________________________________________________________________________
                    Class A    Class B    Class A    Class B
_______________________________________________________________________________
Balanced
Assets Fund           --         --         --          --        $11,979
_______________________________________________________________________________
Blue Chip
Growth Fund         $13,179      --       $25,518       --            --
_______________________________________________________________________________
Global
Balanced Fund         --         --       $35,826 *   $21,221 *       n/a
_______________________________________________________________________________
Growth and
Income Fund         $64,080     $37,971   $34,720 **   $9,874 **      n/a
_______________________________________________________________________________
Mid-Cap
Growth Fund         $10,554      --       $17,806       --             --
_______________________________________________________________________________
Small Company
Growth Fund           --         --          --         --             --
_______________________________________________________________________________

  * For the period 6/15/94 (commencement of operations) through 9/30/94 ** For the period 7/1/94 (commencement of operations) through 9/30/94


     Continuance of the Advisory Agreement with respect to each Fund, other than the Global Balanced Fund and Growth and Income Fund, is subject to annual approval by vote of a majority of the Trustees or by the holders of a majority of the respective Fund's outstanding voting securities. The Advisory Agreement will continue in effect with respect to the Global Balanced Fund and the Growth and Income Fund, until June 15, 1996, and thereafter from year-to-year, if approved at least annually by vote of a majority of the Trustees or by the holders of a majority of the respective Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     Under the terms of the Advisory Agreement, the Adviser is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Sub-Advisers. The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with each of AIG Global and GSAM pursuant to which the Sub-Advisers provide the Global Balanced Fund with investment advisory services, including the continuous review and administration of such Fund's investment program. Each Sub-Adviser discharges its responsibilities subject to the direction and control of the Trustees and the oversight and review of the Adviser. AIG Global serves as sub-adviser for the foreign equity component of the Fund, and GSAM serves as sub-adviser for its global bond component. In providing sub-advisory services to the foreign equity component of the Fund with respect to European, Japanese, and Southeast Asian securities and markets, AIG Global will utilize the services of certain of its affiliates.

     Each Sub-Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and/or other institutions and individuals. AIG Global is located at 70 Pine Street, New York, NY 10270. GSAM is located at 85 Broad Street, New York, NY 10004.

     The Adviser pays each Sub-Adviser a monthly fee with respect to the actual component of the Fund for which the Sub-Adviser performs services, computed on average daily net assets, at the following annual rates:

          Sub-Adviser         Fee

          AIG Global          .50% on the first $50 million
                              .40% on the next $100 million
                              .30% on the next $150 million
                              .25% thereafter

          GSAM                .40% on the first $50 million
                              .30% on the next $100 million
                              .25% on the next $100 million
                              .20% thereafter


     The following table sets forth the fees paid to AIG Global and GSAM for the fiscal years ended September 30, 1995 and 1994.

                         Sub-Advisory Fees

-------------------------------------------------------------------------------
      Sub-Adviser                   1995                        1994
-------------------------------------------------------------------------------
AIG Global                        $75,883                     $14,947*
-------------------------------------------------------------------------------
GSAM                              $29,912                      $5,328*
-------------------------------------------------------------------------------
  *  For the period 6/15/94 (commencement of operations) through 9/30/94

     The Sub-Advisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party, on May 20, 1994, and by the sole initial shareholder on June 14, 1994. The Sub-Advisory Agreements became effective on June 15, 1994.

     The Sub-Advisory Agreements will expire on April 22, 1996. They may be renewed from year-to-year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Sub-Advisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. The Sub-Advisory Agreements may be terminated by the Fund, the Adviser or the respective Sub-Adviser upon 60 days' prior written notice.

Personal Trading. The Trust and the Adviser have adopted a written Code of Ethics (the "Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. Among the guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the Code by Access Persons of the Trust or the Adviser during the quarter.

     The Sub-Advisers have adopted a written Code of Ethics, the provisions of which are materially similar to those in the Code, and have undertaken to comply with the provisions of the Code to the extent such provisions are more restrictive. Further, the Sub-Advisers report to the Adviser on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, the Adviser reports to the Board of Trustees as to whether there were any violations of the Code by Access Persons of the Trust or the Adviser.

The Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica Inc., to act as the principal underwriter of the shares of each Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

     The Distribution Agreement with respect to each Fund, other than the Global Balanced Fund and the Growth and Income Fund, was approved by the Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, on March 31, 1993, and with respect to the Global Balanced Fund and the Growth and Income Fund on May 20, 1994. The Distribution Agreement became effective with respect to each Fund, other than the Global Balanced Fund and Growth and Income Fund, on September 24, 1993, and with respect to the Global Balanced Fund and the Growth and Income Fund on June 15, 1994. Continuance of the Distribution Agreement with respect to each Fund, other than the Global Balanced Fund and the Growth and Income Fund, is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Distribution Agreement will remain in effect until June 15, 1996 and thereafter from year-to-year with respect to the Global Balanced Fund and the Growth and Income Fund, if such continuance is approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc. and SunAmerica Securities, Inc. affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

Distribution Plans. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the "Class A Plan" and the "Class B Plan," and collectively, the "Distribution Plans"). Reference is made to "Management of the Trust - Distribution Plans" in the Prospectus for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B Plan, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan or Class B Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

     The Distribution Plans with respect to each Fund, other than the Global Balanced Fund and the Growth and Income Fund, were approved on March 31, 1993 by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans (the "Independent Trustees"), and with respect to the Class A shares of Mid-Cap Growth Fund and Small Company Growth Fund, by the shareholders of each Fund on September 23, 1993, and with respect to the Class A shares and Class B shares of Blue Chip Growth Fund, Class B shares of Mid-Cap Growth Fund, Class B shares of Small Company Growth Fund, and Class A and Class B shares of Balanced Assets Fund, by the Adviser, the sole initial shareholder, on September 23, 1993. These Distribution Plans became effective on September 24, 1993. The Distribution Plans in respect of the Global Balanced Fund and Growth and Income Fund were approved by the Trustees, including a majority of the Independent Trustees, on May 20, 1994 and with respect to the Global Balanced Fund by its sole initial shareholder on June 14, 1994 and with respect to the Growth and Income Fund, by its sole initial shareholder on June 30, 1994.



     The following table sets forth the distribution and service maintenance fees the Distributor received from the Funds for the fiscal years ended September 30, 1995, 1994, and 1993.

                   Distribution and Service Maintenance Fees

--------------------------------------------------------------------------------
 Fund                    1995                   1994                 1993
--------------------------------------------------------------------------------
                 Class A     Class B    Class A    Class B    Class A  Class B
--------------------------------------------------------------------------------
 Balanced
 Assets Fund     $237,888   $1,749,100  $158,785  $1,736,424  $1,268   $243,481
--------------------------------------------------------------------------------
 Blue Chip
 Growth Fund     $42,755     $632,288    $5,390    $804,627     $0     $706,958
--------------------------------------------------------------------------------
 Global
 Balanced Fund   $44,919     $141,100   $11,026*   $22,717*     n/a      n/a
--------------------------------------------------------------------------------
 Growth and
 Income Fund    $11,338***  $10,876***  $2,714**    $480**      n/a      n/a
--------------------------------------------------------------------------------
 Mid-Cap
 Growth Fund     $115,641    $62,270    $119,773   $36,868    $88,640     $0
--------------------------------------------------------------------------------
 Small Company
 Growth Fund     $187,524    $556,816   $132,081   $431,989   $98,420   $4,133
--------------------------------------------------------------------------------
  *  For the period 6/15/94 (commencement of operations) through 9/30/94
 **  For the period 7/1/94 (commencement of operations) through 9/30/94
*** For the fiscal year ended 9/30/95 the Distributor waived fees in the amount of $16,747 for Growth and Income Fund.

     Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

The Administrator. The Trust has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     The Trustees, including a majority of the Trustees who are not parties to the Service Agreement or "interested persons", as that term is defined in the 1940 Act, approved the Service Agreement with respect to each Fund, other than the Global Balanced Fund and Growth and Income Fund, on March 31, 1993, and with respect to the Global Balanced Fund and Growth and Income Fund on May 20, 1994. The Service Agreement will remain in effect until June 15, 1996 and from year-to-year thereafter provided its continuance is approved annually by vote of the Trustees including a majority of the disinterested Trustees.

     Pursuant to the Service Agreement, as compensation for services rendered, SAFS will receive a fee from the Trust subject to review and approval by the Trustees. This fee represents the full cost of providing shareholder and transfer agency services to the Trust. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges which would be paid by the Trust). For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. With respect to the Global Balanced Fund, AIG Global and GSAM are responsible for decisions to buy and sell foreign equity and global fixed income securities, respectively, selection of broker-dealers and negotiation of commission rates for their respective component of the portfolio. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser, AIG Global or GSAM.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Adviser's (or Sub-Adviser's) primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser (or Sub-Adviser) may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser (or Sub-Adviser) with clients other than the Trust. No specific value can be determined for research services furnished without cost to the Adviser (or Sub-Adviser) by a broker. The Adviser (and each Sub-Adviser) is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's (or Sub-Adviser's) research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's (or Sub-Adviser's) investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser (or Sub-Adviser) receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser (or Sub-Adviser) may designate the use of broker-dealers who have agreed to provide the Adviser (or Sub-Adviser) with certain statistical, research and other information.

     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

     Although the objectives of other accounts or investment companies which the Adviser (or Sub-Adviser) manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies which the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser (or Sub-Adviser). The Adviser (or Sub-Adviser) may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.



     The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions which were paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 1995, 1994, and 1993.


                          1995 Brokerage Commissions


-------------------------------------------------------------------------------
                        Aggregate         Amount paid to       Percentage paid
                        Brokerage           Affiliated          to Affiliated
        Fund           Commissions        Broker-Dealers        Broker-Dealers
-------------------------------------------------------------------------------
Balanced
Assets Fund              $758,880             $13,735                1.8%
-------------------------------------------------------------------------------
Blue Chip
Growth Fund              $479,902              $7,125                1.5%
-------------------------------------------------------------------------------
Global
Balanced Fund            $136,225              $1,500                1.1%
-------------------------------------------------------------------------------
Growth and
Income Fund               $19,916                  $0                0.0%
-------------------------------------------------------------------------------
Mid-Cap Growth
Fund                     $255,418                $250                0.1%
-------------------------------------------------------------------------------
Small Company
Growth Fund              $338,503                  $0                0.0%
-------------------------------------------------------------------------------



                          1994 Brokerage Commissions

-------------------------------------------------------------------------------
                        Aggregate         Amount paid to       Percentage paid
                        Brokerage           Affiliated          to Affiliated
        Fund           Commissions        Broker-Dealers        Broker-Dealers
-------------------------------------------------------------------------------
Balanced
Assets Fund              $715,367             $16,950                2.4%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Blue Chip
Growth Fund                  $302,994          $6,054                 2.0%
--------------------------------------------------------------------------------
Global
Balanced Fund                $58,702*          $0*                    0.0%*
--------------------------------------------------------------------------------
Growth and
Income Fund                  $3,930**          $0**                  %0.0**
--------------------------------------------------------------------------------
Mid-Cap Growth
Fund                         $443,261          $16,518                3.7%
--------------------------------------------------------------------------------
Small Company
Growth Fund                  $534,360          $20,400                3.8%
--------------------------------------------------------------------------------
  *  For the period 6/15/94 (commencement of operations) through 9/30/94
 **  For the period 7/1/94 (commencement of operations) through 9/30/94


                          1993 Brokerage Commissions

--------------------------------------------------------------------------------
                             Aggregate      Amount paid to       Percentage paid
                             Brokerage        Affiliated          to Affiliated
Fund                        Commissions     Broker-Dealers       Broker-Dealers
--------------------------------------------------------------------------------
Balanced
Assets Fund                  $94,633             $0                   0.0%
--------------------------------------------------------------------------------
Blue Chip
Growth Fund                  $264,610            $9,744               3.7%
--------------------------------------------------------------------------------
Mid-Cap Growth
Fund                         $171,251            $360                 0.2%
--------------------------------------------------------------------------------
Small Company
Growth Fund                  $177,179            $450                 0.25%
--------------------------------------------------------------------------------


              ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

     Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B shares and certain Class A shares). Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.



     The following tables set forth the front-end sales concessions with respect to Class A shares of each Fund, the amount of the front-end sales concessions which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B shares of each Fund, received by the Distributor for the fiscal years ended September 30, 1995, 1994, and 1993.


                                     1995

-----------------------------------------------------------------------------------
                           Front-End Sales   Amount Reallowed   Contingent Deferred
                             Concessions-      to Affiliated      Sales Charge-
Fund                       Class A Shares     Broker-Dealers     Class B Shares
-----------------------------------------------------------------------------------
Balanced Assets Fund         $565,677            $411,596             $367,583
-----------------------------------------------------------------------------------
Blue Chip Growth Fund        $ 33,816            $ 27,360             $ 88,628
-----------------------------------------------------------------------------------
Global Balanced Fund         $139,083            $100,770             $ 47,198
-----------------------------------------------------------------------------------
Growth and Income Fund       $ 22,142            $ 14,608             $  1,965
-----------------------------------------------------------------------------------
Mid-Cap Growth Fund          $104,245            $ 69,230             $ 40,076
-----------------------------------------------------------------------------------
Small Company Growth Fund    $602,843            $317,796             $105,710
-----------------------------------------------------------------------------------


                                     1994

-----------------------------------------------------------------------------------
                           Front-End Sales   Amount Reallowed   Contingent Deferred
                             Concessions-      to Affiliated      Sales Charge-
Fund                       Class A Shares     Broker-Dealers     Class B Shares
-----------------------------------------------------------------------------------
Balanced Assets Fund         $637,524            $447,006             $268,455
-----------------------------------------------------------------------------------
Blue Chip Growth Fund        $ 70,030            $ 55,499             $ 80,423
-----------------------------------------------------------------------------------
Global Balanced Fund         $187,819*           $138,775*            $  4,745*
-----------------------------------------------------------------------------------
Growth and Income Fund       $    715**          $    620**                --
-----------------------------------------------------------------------------------
Mid-Cap Growth Fund          $186,243            $118,270             $  6,456
-----------------------------------------------------------------------------------
Small Company Growth Fund    $295,035            $187,986             $ 54,793
-----------------------------------------------------------------------------------

  * For the period 6/15/94 (commencement of operations) through 9/30/94 ** For the period 7/1/94 (commencement of operations) through 9/30/94


                                    1993

-----------------------------------------------------------------------------------
                           Front-End Sales   Amount Reallowed   Contingent Deferred
                             Concessions-      to Affiliated      Sales Charge-
Fund                       Class A Shares     Broker-Dealers     Class B Shares
-----------------------------------------------------------------------------------
Balanced Assets Fund          $13,473            $  7,493             $31,326
-----------------------------------------------------------------------------------
Blue Chip Growth Fund            $0                 $0                $71,659
-----------------------------------------------------------------------------------

----------------------------------------------------
Mid-Cap Growth Fund         $382,025   $214,533   $0
----------------------------------------------------
Small Company Growth Fund   $266,721   $152,859   $4
----------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CERTAIN CLASS B SHARES. Class B shares of the Small Company Growth Fund and the Balanced Assets Fund issued to shareholders in exchange for shares of Old Emerging Growth and Old Balanced Assets, respectively, in the Reorganization, are subject to the CDSC schedule that applied to redemptions of shares of these funds at the time of reorganization. Upon a redemption of these shares, the shareholder will receive credit for the periods both prior to and after the Reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

=============================================================================
                                            Contingent Deferred Sales Charge
                                               as a Percentage of Dollars
Year Since Purchase Payment Was Made         Invested or Redemption Proceeds
-----------------------------------------------------------------------------
First                                                       5%
-----------------------------------------------------------------------------
Second                                                      4%
-----------------------------------------------------------------------------
Third                                                       3%
-----------------------------------------------------------------------------
Fourth                                                      2%
-----------------------------------------------------------------------------
Fifth                                                       1%
-----------------------------------------------------------------------------
Sixth and thereafter                                        0%
=============================================================================

     Any Class B shares purchased after the date of the Reorganization (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the Prospectus.

CONVERSION FEATURE APPLICABLE TO CERTAIN CLASS B SHARES. Shareholders of Class B shares of the Small Company Growth Fund and the Balanced Assets Fund issued in exchange for shares of Old Emerging Growth and Old Balanced Assets, respectively, in the Reorganization, will receive credit for the periods both prior to and after the Reorganization during which the shares were held, for purposes of computing the seven year holding period applicable to the conversion feature.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. As discussed under "Purchase of Shares" in the Prospectus, CDSCs may be waived on redemptions of Class B shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

     Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.


     Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended). To be eligible for such waiver,
(i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Purchases through the Distributor. An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the NYSE that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Shares of each Fund may be purchased directly through the Transfer Agent. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the

United States. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Redemption of Shares.")

Purchase through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to 4:00 P.M., Eastern time, on a day the NYSE is open for business, the purchase of shares of a Fund will be effected on that day. If the order is received after 4:00 P.M., Eastern time, the order will be effected on the next business day.

Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire Federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

     1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5343.


     2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at
        (800) 858-8850, extension 5125 to obtain your new account number.

     3. Instruct the bank to wire the specified amount to the Transfer Agent:
        State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to the following standards established by the
Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under "Purchase of Shares" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

     Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

     (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

     (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

     (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);

     (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including 403(b) plans);

     (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

     (vi)  group purchases as described below.

     A combined purchase currently may also include shares of other funds in the SunAmerica Mutual Funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

     Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

     Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by the Adviser which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

     Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

     Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

     Net Asset Value Transfer Program. Investors may purchase Class A shares of a Fund at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of .50% of the amount invested, subject, however, to forfeiture in the event of a redemption during the fiscal year from the date of purchase. In addition, it is essential that a NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at
(800) 858-8850.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of Fund shares.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset

Value," and such valuation will be made as of the same time the redemption price is determined.

                       DETERMINATION OF NET ASSET VALUE

     Each Fund calculates the net asset value of its shares separately by dividing the total value of each class's net assets by the shares of such class outstanding. Shares are valued each day the New York Stock Exchange ("NYSE") is open as of approximately 4:00 P.M., Eastern time. The net asset value of a Fund's shares will also be computed on each other day in which there is a sufficient degree of trading in such Fund's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Fund's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

     Securities that are actively traded over-the-counter, including listed securities for which the primary market is believed by the Adviser (or Sub-Adviser) to be over-the-counter, are valued on the basis of the bid prices provided by principal market makers. Securities listed on the NYSE or other national securities exchanges, other than those principally traded over-the-counter, are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Options traded on national securities exchanges are valued at the last sale price on such exchanges preceding the valuation, and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

     Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service.

     The above procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in the quantities owned by such Fund. Securities for which quotations are not readily available and other assets are appraised at fair value, as determined pursuant to procedures adopted in good faith by the

Trustees. Short-term debt securities are valued at their current market value or fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Trustees to be represented by amortized cost value, absent unusual circumstances. A pricing service may be utilized to value the Funds' assets under the procedures set forth above. Any use of a pricing service will be approved and monitored by the Trustees. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offered prices of such currencies against U.S. dollars last quoted by any large New York bank which is a dealer in foreign currency.

     The values of securities held by the Funds, and other assets used in computing net asset value, are determined as of the time trading in such securities is completed each day, which in the case of foreign securities may be at a time prior to 4:00 P.M., Eastern time. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and 4:00 P.M., Eastern time. When such events materially affect the values of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Trustees.


                         PERFORMANCE DATA

     Each Fund may advertise performance data that reflects various measures of total return and the Balanced Assets Fund may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A and Class B shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                         P(1 + T)/n/ = ERV

        P   =  a hypothetical initial purchase payment of $1,000
        T   =  average annual total return
        N   =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

     The above formula assumes that:

     1. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B shares) is deducted from the initial $1,000 purchase payment;

     2. All dividends and distributions are reinvested at net asset value; and

     3. Complete redemption occurs at the end of the 1-, 5-, or 10-year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

     The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended September 30, 1995, are as follows:

-------------------------------------------------------------------------------
  Class A          Since              One            Five           Ten
  Shares           Inception          Year           Years          Years
  -------          ---------          ----           -----          -----
-------------------------------------------------------------------------------
  Balanced          7.07%/1/          13.75%         N/A            N/A
  Assets Fund
-------------------------------------------------------------------------------
  Blue Chip         6.43%/1/          14.32%         N/A            N/A
  Growth Fund
-------------------------------------------------------------------------------
  Mid-Cap          11.99%/2/          22.06%         16.87%         N/A
  Growth Fund
-------------------------------------------------------------------------------
  Small Company    14.36%/2/          41.37%         25.87%         N/A
  Growth
-------------------------------------------------------------------------------
  Global            0.12%/3/           0.59%         N/A            N/A
  Balanced Fund
-------------------------------------------------------------------------------
  Growth and       12.06%/4/          12.66%         N/A            N/A
  Income Fund
-------------------------------------------------------------------------------

(1) From date of September 24, 1993.
(2) From date of inception of January 27, 1987.
(3) From date of inception of June 15, 1994.
(4) From date of inception of July 1, 1994.

-------------------------------------------------------
Class B          Since         One      Five     Ten
Shares           Inception     Year     Years    Years
-------------------------------------------------------
Balanced
Assets Fund      11.78%/1/     15.16%   13.67%   11.63%
-------------------------------------------------------
Blue Chip
Growth Fund      10.33%/1/     15.69%   14.56%   10.44%
-------------------------------------------------------
Mid-Cap
Growth Fund      5.06%/2/      23.41%   N/A      N/A
-------------------------------------------------------
Small Company
Growth           15.31%/2/     43.12%   N/A      N/A
-------------------------------------------------------
Global
Balanced Fund    0.87%/3/      1.68%    N/A      N/A
-------------------------------------------------------
Growth and
Income Fund      13.32%/4/     14.42%   N/A      N/A
-------------------------------------------------------

------------------
(1) From dates of inception of April 15, 1985 and March 13, 1985, respectively.
(2) From date of September 24, 1993.
(3) From date of inception of June 15, 1994.
(4) From date of inception of July 1, 1994.

     Each Fund may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

Comparisons
-----------

     Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:

     a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

     b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

     c) The New York Stock Exchange composite or component indices-- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

     d) Wilshire 5000 Equity Index or its component indices --represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     e) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

     f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     g) Mutual Fund Source Book, published by Morningstar, Inc. --analyzes price, risk and total return for the mutual fund industry.

     h) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses which rate mutual fund performance over specified time periods.

     i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

     j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

     k) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

     l) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

     m) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

        Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

     n) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

     o) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

     p) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

     q) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA". It is a value-weighted, total return index, including approximately 800 issues.

     r) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

     s) Salomon Brother World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

       Australian Dollars         Netherlands Guilders
       Canadian Dollars           Swiss Francs
       European Currency Units    UK Pound Sterling
       French Francs              U.S. Dollars
       Japanese Yen               German Deutsche Marks

     t) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

     u) Shearson Lehman LONG-TERM Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     v) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

     w) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

     x) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

     y) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities list on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

     z) Russell 3000 and 2000 Index -- represents the top 3,000 and the next 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. Specifically, a Fund may compare its performance to that of certain indices which include securities with government guarantees. However, a Fund's shares do not contain any such guarantees. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. The current policy of the Balanced Assets Fund and Growth and Income Fund is to pay investment income dividends quarterly. The current policy of each of the Blue Chip Growth Fund, the Mid-Cap Growth Fund and the Small Company Growth Fund is to pay investment income dividends semi-annually. The current policy of the Global Balanced Fund is to pay investment income dividends, if any, annually. Each Fund intends to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

     Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the Ex or reinvestment date, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

Taxes. Each Fund is qualified and intends to remain qualified and elects to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than 3 months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

     As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its income and capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if declared by each Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

     Distributions of net investment income and short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares, and are not eligible for the dividends received deduction for corporations.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund (other than the Global Balanced Fund) will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund. If more than 50% in value of Global Balanced Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

     A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. Government securities would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

     The Global Balanced Fund and Growth and Income Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

     A Fund may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                               RETIREMENT PLANS

     Shares of each Fund are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of a Fund by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of a Fund may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Sections 501(c)(3) of the Code, to purchase shares of a Fund and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRA's are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION. This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions and are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

                             DESCRIPTION OF SHARES

     Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

     Currently, six series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the Balanced Assets Fund, the Global Balanced Fund, the Blue Chip Growth Fund, the Mid-Cap Growth Fund, the Small Company Growth Fund and the Growth and Income Fund. Each series has been divided into two classes of shares, designated as Class A and Class B shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

     Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

     Both classes of shares of a given series are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a contingent deferred sales charge, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B Shares, (v) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vi) each class of shares will be exchangeable only into the same class of shares of any other Fund or other funds in the SunAmerica Family of Mutual Funds that offers that class. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                            ADDITIONAL INFORMATION

Computation of Offering Price per Share
---------------------------------------

     The following is the offering price calculation for Class A and Class B shares of the Funds, based on the value of each Fund's net assets as of September 30, 1995.


                        Balanced Assets Fund       Global Balanced Fund      Blue Chip Growth Fund
                     --------------------------   -----------------------   -----------------------
                       Class A       Class B       Class A       Class B     Class A      Class B
                       -------       -------       -------       -------     -------      -------
Net Assets.....      $119,916,366  $162,114,799   $9,614,966  $13,976,035   $42,407,289  $39,532,507

Number of Shares
 Outstanding.....       7,302,494     9,872,779    1,307,104    1,915,347     2,445,272    2,307,431

Net Asset Value Per
 Shares (net assets
 divided by number
 of shares).....     $      16.42  $      16.42   $     7.36  $      7.30   $     17.34  $     17.13

Sales Charge (for
 Class A Shares:
 5.75% of offering
 price (6.10% of net
 asset value per
 share))*.....       $       1.00  $     **       $      .45  $    **       $      1.06  $    **

Offering Price.....  $      17.42  $      16.42   $     7.81  $      7.30   $     18.40  $     17.13



                       Mid-Cap Growth Fund       Small Company Growth Fund   Growth and Income Fund
                     -------------------------   -------------------------   ----------------------
                       Class A      Class B        Class A      Class B       Class A     Class B
                       -------      -------        -------      -------       -------      -------
Net Assets.........  $37,714,102   $9,543,535    $89,510,083  $68,313,021   $ 3,532,261  $ 2,538,050

Number of Shares
  Outstanding.......   2,118,190      542,752      3,630,872    2,809,180   $   421,137  $   302,621

Net Asset Value Per
  Share (net assets
  divided by number
  of shares).......  $     17.80   $    17.58    $     24.65  $    24.32    $      8.39  $      8.39

Sales Charge (for
  Class A Shares:
  5.75% of offering
  price (6.10% of
  net asset value
  per share))*.....  $      1.09   $    **       $      1.50  $    **       $      .51  $    **

Offering Price.....  $     18.89   $    17.58    $     26.15  $    24.32    $     8.90  $     8.39

_______________
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable

** Class B shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

Reports to Shareholders. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. Price Waterhouse LLP serves as the Trust's independent accountants, and in that capacity, audits the annual financial statements of the Trust. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

Custodian and Transfer Agency. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

Independent Accountants and Legal Counsel. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, has been selected as legal counsel to the Trust.



                             FINANCIAL STATEMENTS

     Set forth following this Statement of Additional Information are the financial statements of SunAmerica Equity Funds with respect to Registrant's fiscal year ended September 30, 1995.

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF ASSETS AND LIABILITIES -- September 30, 1995

                            BALANCED    BLUE CHIP     MID-CAP   SMALL COMPANY   GLOBAL     GROWTH AND
                             ASSETS      GROWTH       GROWTH       GROWTH      BALANCED      INCOME
                              FUND        FUND         FUND         FUND         FUND         FUND
                          ---------------------------------------------------------------------------
ASSETS:
Investment securities,
 at value (identified
 cost $236,158,791;
 $63,392,694;
 $28,510,444;
 $94,238,597;
 $20,578,840 and
 $3,921,404,
 respectively)..........  $261,665,945 $71,589,575  $34,430,713 $118,221,556  $22,127,483  $4,274,381
Short-term securities
 (identified cost of
 $569,000 on the Global
 Balanced Fund).........            --          --           --           --      569,000          --
Joint repurchase
 agreements.............    15,638,000   4,715,000    3,059,000   19,896,000      121,000   1,881,000
Cash....................       342,333          --          548          719       93,816         732
Foreign cash............            --          --           --           --      128,425          --
Receivable for
 investments sold.......    15,015,794   6,705,700   11,356,656   23,577,696    1,271,173      52,865
Receivable for shares of
 beneficial interest
 sold...................     3,138,698      25,207       73,705      638,514       67,214      11,957
Interest and dividends
 receivable.............     1,344,687      87,275       23,633       26,798      218,994      18,901
Prepaid expenses........        11,209      32,317        6,124        7,429          840         111
Receivable from
 investment adviser.....            --          --           --           --       11,623      13,253
Unrealized appreciation
 of foreign currency
 contracts..............            --          --           --           --      283,650          --
Receivable for foreign
 currency contracts
 sold...................            --          --           --           --      521,653          --
Deferred organizational
 expenses...............            --          --           --           --        3,212       1,036
                          ------------ -----------  ----------- ------------  -----------  ----------
 Total assets...........   297,156,666  83,155,074   48,950,379  162,368,712   25,418,083   6,254,236
                          ------------ -----------  ----------- ------------  -----------  ----------
LIABILITIES:
Payable for investments
 purchased..............     8,815,756     348,800    1,535,577    1,536,032      942,954     140,000
Payable for securities
 loaned.................     5,443,750          --           --           --           --          --
Payable for shares of
 beneficial interest
 redeemed...............       289,601     113,557       50,734    2,719,806       12,710          --
Accrued expenses........       182,908      91,909       55,683      112,302       75,756      36,041
Investment advisory and
 management fees
 payable................       168,922      48,920       30,451       96,799       20,067       3,441
Distribution and service
 maintenance fees
 payable................       162,858      42,830       20,297       80,669       14,445       2,760
Dividends payable.......        61,706          --           --           --           --       1,683
Due to custodian........            --     569,262           --           --           --          --
Unrealized depreciation
 of foreign currency
 contracts..............            --          --           --           --      239,008          --
Payable for foreign
 currency contracts
 purchased..............            --          --           --           --      522,142          --
                          ------------ -----------  ----------- ------------  -----------  ----------
 Total liabilities......    15,125,501   1,215,278    1,692,742    4,545,608    1,827,082     183,925
                          ------------ -----------  ----------- ------------  -----------  ----------
    Net assets..........  $282,031,165 $81,939,796  $47,257,637 $157,823,104  $23,591,001  $6,070,311
                          ============ ===========  =========== ============  ===========  ==========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................  $    171,753 $    47,527  $    26,609 $     64,401  $    32,225  $    7,238
Paid-in capital.........   244,330,954  66,179,940   36,123,768  105,152,255   22,568,503   5,445,561
                          ------------ -----------  ----------- ------------  -----------  ----------
                           244,502,707  66,227,467   36,150,377  105,216,656   22,600,728   5,452,799
Accumulated
 undistributed net
 investment income......       243,698          --           --           --      871,462       2,915
Accumulated
 undistributed net
 realized gain (loss) on
 investments............    11,777,606   7,526,115    5,186,991   28,612,538   (3,146,792)    261,620
Accumulated net realized
 gain (loss) on foreign
 currency and other
 assets and liabilities.            --     (10,667)          --       10,951    1,671,033          --
Net unrealized
 appreciation of
 investments............    25,507,154   8,196,881    5,920,269   23,982,959    1,548,643     352,977
Net unrealized
 appreciation of foreign
 currency, other assets
 and liabilities........            --          --           --           --       45,927          --
                          ------------ -----------  ----------- ------------  -----------  ----------
    Net assets..........  $282,031,165 $81,939,796  $47,257,637 $157,823,104  $23,591,001  $6,070,311
                          ============ ===========  =========== ============  ===========  ==========
CLASS A (UNLIMITED
 SHARES AUTHORIZED):
Net asset value and
 redemption price per
 share
 ($119,916,366/7,302,494;
 $42,407,289/2,445,272;
 $37,714,102/2,118,190;
 $89,510,083/3,630,872;
 $9,614,966/1,307,104
 and $3,532,261/421,137
 net assets and shares
 of beneficial interest
 issued and outstanding,
 respectively...........  $      16.42 $     17.34  $     17.80 $      24.65  $      7.36  $     8.39
Maximum sales charge
 (5.75% of offering
 price).................          1.00        1.06         1.09         1.50         0.45        0.51
                          ------------ -----------  ----------- ------------  -----------  ----------
Maximum offering price
 to public..............  $      17.42 $     18.40  $     18.89 $      26.15  $      7.81  $     8.90
                          ============ ===========  =========== ============  ===========  ==========
CLASS B (UNLIMITED
 SHARES AUTHORIZED):
Net asset value,
 offering and redemption
 price per share
 ($162,114,799/9,872,779;
 $39,532,507/2,307,431;
 $9,543,535/542,752;
 $68,313,021/2,809,180;
 $13,976,035/1,915,347
 and $2,538,050/302,621
 net assets and shares
 of beneficial interest
 issued and outstanding,
 respectively)..........  $      16.42 $     17.13  $     17.58 $      24.32  $      7.30  $     8.39
                          ============ ===========  =========== ============  ===========  ==========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF OPERATIONS -- For the year ended September 30, 1995

                             BALANCED    BLUE CHIP     MID-CAP    SMALL COMPANY   GLOBAL    GROWTH AND
                              ASSETS      GROWTH       GROWTH        GROWTH      BALANCED     INCOME
                               FUND        FUND         FUND          FUND         FUND        FUND
                            --------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Interest (net of
  withholding taxes of
  $956 on Global Balanced
  Fund)...................  $ 4,942,478 $   253,003  $   231,890   $ 1,097,775  $  609,969   $ 96,252
 Dividends (net of
  withholding taxes of
  $27,389, $5,333, $2,899,
  $1,707, $40,293, and
  $889, respectively) ....    4,015,774   1,302,059      223,932       391,999     366,522    105,515
                            ----------- -----------  -----------   -----------  ----------   --------
 Total investment income..    8,958,252   1,555,062      455,822     1,489,774     976,491    201,767
                            ----------- -----------  -----------   -----------  ----------   --------
Expenses:
 Investment advisory and
  management fees.........    1,821,586     565,835      294,505       819,449     269,441     32,455
 Distribution and service
  maintenance fees-Class
  A.......................      237,888      42,755      115,641       187,524      44,919     11,338
 Distribution and service
  maintenance fees-Class
  B.......................    1,749,100     632,288       62,270       556,816     141,100     10,876
 Transfer agent fees and
  expenses-Class A........      193,217      47,893       93,922       155,365      31,674      8,357
 Transfer agent fees and
  expenses-Class B........      484,587     174,235       23,037       160,957      39,736      8,412
 Custodian fees and
  expenses................      117,005      67,220       61,920        91,545     196,515     48,290
 Registration fees-Class
  A.......................       12,313       8,186       12,884        19,527       9,712     10,219
 Registration fees-Class
  B.......................          --       16,918        7,908        19,315      12,594      7,609
 Audit and tax consulting
  fees....................       46,222      16,040       16,170        33,470      14,445     10,360
 Trustees' fees and
  expenses................       26,521       8,116        3,999        11,191       3,043        400
 Printing expense.........       10,665       8,560        5,345        12,530       2,281      1,340
 Insurance expense........        6,098       2,196        1,004         2,316         163         83
 Legal fees and expenses..        5,330       3,685        1,388         3,915       2,285      1,735
 Interest expense.........           --      14,080        1,645            --          --         --
 Amortization of
  organizational expenses.           --          --           --            --         876     16,343
 Miscellaneous expenses...       12,876       3,158        2,425         3,258      17,443      1,530
                            ----------- -----------  -----------   -----------  ----------   --------
 Total expenses...........    4,723,408   1,611,165      704,063     2,077,178     786,227    169,347
 Less: expenses
  waived/reimbursed by
  investment
  adviser/distributor.....           --     (13,179)     (10,554)           --    (115,214)  (151,253)
                            ----------- -----------  -----------   -----------  ----------   --------
 Net expenses.............    4,723,408   1,597,986      693,509     2,077,178     671,013     18,094
                            ----------- -----------  -----------   -----------  ----------   --------
Net investment income
 (loss)...................    4,234,844     (42,924)    (237,687)     (587,404)    305,478    183,673
                            ----------- -----------  -----------   -----------  ----------   --------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 on investments...........   13,383,399   7,615,892    7,432,643    31,433,571  (2,564,836)   346,652
Net realized gain (loss)
 on foreign currency and
 other assets and
 liabilities..............           --     (10,667)          --        10,951   1,756,424         --
Net change in unrealized
 appreciation/depreciation
 of investments...........   28,115,267   6,757,773    3,253,371    15,112,125   1,847,343    297,243
Net change in unrealized
 appreciation/depreciation
 of foreign currency and
 other assets and
 liabilities..............           --          --           --            --      42,526         --
                            ----------- -----------  -----------   -----------  ----------   --------
Net realized and
 unrealized gain (loss) on
 investments, foreign
 currency and other assets
 and liabilities..........   41,498,666  14,362,998   10,686,014    46,556,647   1,081,457    643,895
                            ----------- -----------  -----------   -----------  ----------   --------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS: .............  $45,733,510 $14,320,074  $10,448,327   $45,969,243  $1,386,935   $827,568
                            =========== ===========  ===========   ===========  ==========   ========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                             BALANCED ASSETS FUND          BLUE CHIP GROWTH FUND        MID-CAP GROWTH FUND
                          ----------------------------  --------------------------- ---------------------------
                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                              ENDED          ENDED          ENDED         ENDED         ENDED         ENDED
                          SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                              1995           1994           1995          1994          1995          1994
                          -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss)................  $  4,234,844   $  3,273,547    $   (42,924)  $   (29,169)  $  (237,687)  $   103,839
 Net realized gain
  (loss) on investments.    13,383,399     10,239,438      7,615,892     8,104,529     7,432,643      (562,925)
 Net realized loss on
  foreign currency and
  other assets and
  liabilities...........            --             --        (10,667)           --            --            --
 Net change in
  unrealized
  appreciation/
  depreciation of
  investments...........    28,115,267    (14,392,701)     6,757,773    (9,743,916)    3,253,371    (3,332,519)
                          ------------   ------------    -----------   -----------   -----------   -----------
Increase (decrease) in
 net assets resulting
 from operations........    45,733,510       (879,716)    14,320,074    (1,668,556)   10,448,327    (3,791,605)
                          ------------   ------------    -----------   -----------   -----------   -----------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income (Class A)......    (1,892,197)      (888,983)            --            --       (81,917)           --
 From net investment
  income (Class B)......    (4,315,134)    (2,111,163)            --            --       (10,723)           --
 From net realized gains
  on investments (Class
  A)....................    (2,033,487)      (701,263)      (221,327)      (15,869)           --    (5,265,913)
 From net realized gains
  on investments (Class
  B)....................    (7,043,145)    (3,102,237)    (5,263,567)   (3,262,131)           --      (617,587)
                          ------------   ------------    -----------   -----------   -----------   -----------
Total dividends and
 distributions to
 shareholders...........   (15,283,963)    (6,803,646)    (5,484,894)   (3,278,000)      (92,640)   (5,883,500)
                          ------------   ------------    -----------   -----------   -----------   -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)..    18,827,961     69,599,491     (1,851,797)      128,688       (43,053)   11,701,924
                          ------------   ------------    -----------   -----------   -----------   -----------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................    49,277,508     61,916,129      6,983,383    (4,817,868)   10,312,634     2,026,819
NET ASSETS:
Beginning of period.....   232,753,657    170,837,528     74,956,413    79,774,281    36,945,003    34,918,184
                          ------------   ------------    -----------   -----------   -----------   -----------
End of period [including
 undistributed net
 investment income
 (loss) for September
 30, 1995 and September
 30, 1994 of $243,698,
 $2,216,185; $0, $0; $0
 and $92,829,
 respectively]..........  $282,031,165   $232,753,657    $81,939,796   $74,956,413   $47,257,637   $36,945,003
                          ============   ============    ===========   ===========   ===========   ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                             SMALL COMPANY GROWTH FUND       GLOBAL BALANCED FUND       GROWTH AND INCOME FUND
                            ---------------------------- ---------------------------- ---------------------------
                                                                                                       FOR THE
                            FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE PERIOD FOR THE YEAR     PERIOD
                                ENDED          ENDED         ENDED         ENDED          ENDED         ENDED
                            SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                1995           1994          1995         1994 (a)        1995        1994 (a)
                            -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
 Net investment income
  (loss)..................  $   (587,404)   $  (758,937)  $   305,478   $    36,678    $  183,673    $   28,400
 Net realized gain (loss)
  on investments..........    31,433,571      2,130,417    (2,564,836)       (8,690)      346,652        (8,242)
 Net realized gain (loss)
  on foreign currency and
  other assets and
  liabilities.............        10,951             --     1,756,424       (85,391)           --            --
 Net change in unrealized
  appreciation/depreciation
  of investments..........    15,112,125     (7,542,139)    1,847,343      (298,700)      297,243        55,734
 Net change in unrealized
  appreciation/depreciation
  of foreign currency and
  other assets and
  liabilities.............            --             --        42,526         3,401            --            --
                            ------------    -----------   -----------   -----------    ----------    ----------
Increase (decrease) in net
 assets resulting from
 operations...............    45,969,243     (6,170,659)    1,386,935      (352,702)      827,568        75,892
                            ------------    -----------   -----------   -----------    ----------    ----------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income (Class A)........            --             --       (24,601)           --      (127,668)      (25,414)
 From net investment
  income (Class B)........            --             --       (12,084)           --       (54,591)       (1,485)
 From net realized gains
  on investments (Class
  A)......................      (985,792)    (3,220,794)       (3,604)           --       (63,470)           --
 From net realized gains
  on investments (Class
  B)......................    (1,122,738)    (3,913,206)       (3,671)           --       (13,320)           --
                            ------------    -----------   -----------   -----------    ----------    ----------
Total dividends and
 distributions to
 shareholders.............    (2,108,530)    (7,134,000)      (43,960)           --      (259,049)      (26,899)
                            ------------    -----------   -----------   -----------    ----------    ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE
 TRANSACTIONS (NOTE 8)....    23,184,310     25,945,929    (4,383,749)   26,984,477     2,174,079     3,278,720
                            ------------    -----------   -----------   -----------    ----------    ----------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS............    67,045,023     12,641,270    (3,040,774)   26,631,775     2,742,598     3,327,713
NET ASSETS:
Beginning of period.......    90,778,081     78,136,811    26,631,775            --     3,327,713            --
                            ------------    -----------   -----------   -----------    ----------    ----------
End of period [including
 undistributed net
 investment income for
 September 30, 1995 and
 September 30, 1994 $0,
 $0; $871,462, $36,678;
 $2,915 and $1,501,
 respectively]............  $157,823,104    $90,778,081   $23,591,001   $26,631,775    $6,070,311    $3,327,713
                            ============    ===========   ===========   ===========    ==========    ==========

------------
(a) For the periods beginning June 15, 1994 and July 1, 1994 for the Global Balanced Fund and Growth and Income Fund, respectively.

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 FINANCIAL HIGHLIGHTS

BALANCED ASSETS FUND

                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET           NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,               END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL     PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)  (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                    CLASS A

09/24/93-
 09/30/93(3)....  $15.07     $  --     $ 0.06      $ 0.06    $   --   $   --   $   --    $15.13      0.40%   $ 33,381
09/30/94........   15.13      0.30      (0.23)       0.07     (0.28)   (0.30)   (0.58)    14.62      0.50      52,098
09/30/95........   14.62      0.32       2.51        2.83     (0.45)   (0.58)   (1.03)    16.42     20.68     119,916

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                  EXPENSES        INCOME
     PERIOD      TO AVERAGE     TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS     NET ASSETS    TURNOVER
---------------- ------------- -------------- ---------
09/24/93-
 09/30/93(3)....   1.54%(4)       0.46%(4)        25%
09/30/94........   1.58           2.00           141
09/30/95........   1.50           2.13           130


                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET           NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,               END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL     PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)  (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                    CLASS B

06/30/92(5).....  $15.75     $0.33     $ 0.98      $ 1.31    $(0.42)  $(1.01)  $(1.43)   $15.63      7.51%   $ 83,234
06/30/93(5).....   15.63      0.30       2.63        2.93     (0.30)   (2.40)   (2.70)    15.86     20.29     113,871
07/01/93-
 09/30/93(5)....   15.86      0.05       0.49        0.54     (0.06)   (1.21)   (1.27)    15.13      3.44     137,456
09/30/94........   15.13      0.20      (0.23)      (0.03)    (0.18)   (0.30)   (0.48)    14.62     (0.14)    180,655
09/30/95........   14.62      0.23       2.51        2.74     (0.36)   (0.58)   (0.94)    16.42     19.96     162,115

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                  EXPENSES        INCOME
     PERIOD      TO AVERAGE     TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS     NET ASSETS    TURNOVER
---------------- ------------- -------------- ---------
06/30/92(5).....   1.93%(6)       2.04%(6)       151%
06/30/93(5).....   1.91(6)        1.94(6)        251
07/01/93-
 09/30/93(5)....   2.10(4)(6)     1.36(4)(6)      25
09/30/94........   2.21           1.36           141
09/30/95........   2.12           1.59           130

--------------------------------------------------------------------------------

BLUE CHIP GROWTH FUND

                                           NET
                                       GAIN(LOSS)
                                       ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET   NET       MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET           NET ASSETS
                  VALUE,   INVEST-      REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,               END OF
     PERIOD      BEGINNING  MENT           AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL     PERIOD
     ENDED       OF PERIOD INCOME      UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)  (000'S)
---------------- --------- -------     ----------- ---------- --------- -------  -------  --------- --------- ----------
                                    CLASS A

10/08/93-
 9/30/94(3).....  $16.24   $ 0.09(1)     $(0.26)     $(0.17)    $ --    $(0.65)  $(0.65)   $15.42     (1.05)%  $  3,207
09/30/95........   15.42     0.02(1)       2.99        3.01       --     (1.09)   (1.09)    17.34     21.29      42,407

                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS    TURNOVER
---------------- -------------- -------------- ---------
10/08/93-
 9/30/94(3).....   1.64%(4)(6)     0.65%(4)(6)    170%
09/30/95........   1.58(6)         0.11(6)        251

                                           NET
                                       GAIN(LOSS)
                                       ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET   NET       MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET           NET ASSETS
                  VALUE,   INVEST-      REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,               END OF
     PERIOD      BEGINNING  MENT           AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL     PERIOD
     ENDED       OF PERIOD INCOME      UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)  (000'S)
---------------- --------- -------     ----------- ---------- --------- -------  -------  --------- --------- ----------
                                    CLASS B

12/31/91(5).....  $ 9.65   $(0.06)       $ 2.94      $ 2.88     $ --    $   --   $   --    $12.53     29.84%   $105,734
12/31/92(5).....   12.53    (0.13)         1.19        1.06       --        --       --     13.59      8.46      83,237
1/01/93-
 9/30/93(5).....   13.59    (0.02)(1)      2.71        2.69       --        --       --     16.28     19.79      79,774
9/30/94.........   16.28    (0.01)(1)     (0.28)      (0.29)      --     (0.65)   (0.65)    15.34     (1.81)     71,749
9/30/95.........   15.34    (0.01)(1)      2.89        2.88       --     (1.09)   (1.09)    17.13     20.51      39,533

                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS    TURNOVER
---------------- -------------- -------------- ---------
12/31/91(5).....   2.50%          (0.42) %         79%
12/31/92(5).....   2.53           (0.75)          192
1/01/93-
 9/30/93(5).....   2.46(4)        (0.14) (4)      171
9/30/94.........   2.28           (0.05)          170
9/30/95.........   2.22           (0.09)          251

------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Pursuant to a reorganization of the SunAmerica Mutual Funds, the Equity Funds fiscal year ends were changed to September 30
(6) Net of the following expense reimbursements (based on average net assets):

                                         6/30/92 6/30/93 9/30/93 9/30/94 9/30/95
                                         ------- ------- ------- ------- -------
   Balanced Assets Class B..............  .12%    .05%    .04%     --      --
   Blue Chip Growth Class A.............   --      --      --     1.66%   .11%

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND

                                           NET
                                       GAIN(LOSS)
                                       ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET   NET       MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,   INVEST-      REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING  MENT           AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME      UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(1)   (000'S)
---------------- --------- -------     ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                    CLASS A

11/30/91(4).....  $12.90   $ 0.16        $ 3.09      $ 3.25    $(0.25)  $(2.60)  $(2.85)   $13.30     31.13%    $29,142
11/30/92(4).....   13.30    (0.07)         2.87        2.80     (0.02)   (0.44)   (0.46)    15.64     21.42      30,024
12/01/92-
 9/30/93(4).....   15.64    (0.09)(2)      3.17        3.08        --    (0.69)   (0.69)    18.03     20.42      34,918
9/30/94.........   18.03     0.04 (2)     (1.64)      (1.60)       --    (2.65)   (2.65)    13.78     (9.60)     32,906
9/30/95.........   13.78    (0.08)(2)      4.14        4.06     (0.04)      --    (0.04)    17.80     29.51      37,714

                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE      PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS      TURNOVER
---------------- -------------- ---------------- ---------
11/30/91(4).....   1.76%           1.20 %           225%
11/30/92(4).....   1.76           (0.46)             98
12/01/92-
 9/30/93(4).....   1.81(3)         1.18  (3)        231
9/30/94.........   1.76            0.28             555
9/30/95.........   1.66           (0.51)            392

                                           NET
                                       GAIN(LOSS)
                                       ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET   NET       MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,   INVEST-      REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING  MENT           AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME      UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(1)   (000'S)
---------------- --------- -------     ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                    CLASS B
10/04/93-
 9/30/94(5).....  $18.12   $ 0.03 (2)    $(1.80)     $(1.77)   $   --   $(2.65)  $(2.65)   $13.70    (10.56)%   $ 4,039
9/30/95.........   13.70   (0.18) (2)      4.08        3.90     (0.02)      --    (0.02)    17.58     28.55       9,544

                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE      PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS      TURNOVER
---------------- -------------- ---------------- ---------
10/04/93-
 9/30/94(5).....   2.43%(3)(6)     0.20 %(3)(6)     555%
9/30/95.........   2.31(7)        (0.17)(7)         392

-------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND

                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET           NET ASSETS  RATIO OF
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,               END OF    EXPENSES
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL     PERIOD   TO AVERAGE
     ENDED       OF PERIOD INCOME(2) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(1)  (000'S)   NET ASSETS
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ---------- ----------
                                    CLASS A

11/30/91(4)(8)..  $11.88    $(0.01)    $ 4.92      $ 4.91     $ --    $(2.91)  $(2.91)   $13.88     52.05%   $27,832     1.86%
11/30/92(4)(8)..   13.88     (0.12)      3.39        3.27       --     (0.69)   (0.69)    16.46     24.31     32,056     1.90
12/01/92-
 9/30/93(4)(8)..   16.46     (0.02)      4.07        4.05       --     (0.73)   (0.73)    19.78     25.68     39,238     1.83(3)
9/30/94.........   19.78     (0.10)     (1.40)      (1.50)      --     (1.46)   (1.46)    16.82     (7.74)    38,570     1.67
9/30/95.........   16.82     (0.04)      8.28        8.24       --     (0.41)   (0.41)    24.65     50.00     89,510     1.57

                 RATIO OF NET
                  INVESTMENT
                    INCOME
     PERIOD       TO AVERAGE   PORTFOLIO
     ENDED        NET ASSETS   TURNOVER
---------------- ------------- ---------
11/30/91(4)(8)..   (0.06)%        110%
11/30/92(4)(8)..   (0.88)         209
12/01/92-
 9/30/93(4)(8)..   (0.15)(3)      216
9/30/94.........   (0.60)         411
9/30/95.........   (0.22)         351

                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET           NET ASSETS  RATIO OF
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,               END OF    EXPENSES
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL     PERIOD   TO AVERAGE
     ENDED       OF PERIOD INCOME(2) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(1)  (000'S)   NET ASSETS
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ---------- ----------
                                    CLASS B

9/24/93-
 9/30/93(5).....  $19.66    $   --     $ 0.12      $ 0.12     $ --    $   --   $   --    $19.78      0.61%   $38,898     2.34%(3)
9/30/94.........   19.78     (0.20)     (1.42)      (1.62)      --     (1.46)   (1.46)    16.70     (8.40)    52,208     2.31
9/30/95.........   16.70     (0.16)      8.19        8.03       --     (0.41)   (0.41)    24.32     49.08     68,313     2.22

                 RATIO OF NET
                  INVESTMENT
                    INCOME
     PERIOD       TO AVERAGE   PORTFOLIO
     ENDED        NET ASSETS   TURNOVER
---------------- ------------- ---------
9/24/93-
 9/30/93(5).....   (1.70)%(3)     216%
9/30/94.........   (1.23)         411
9/30/95.........   (0.84)         351

-----------
(1) Total return is not annualized and does not reflect sales load
(2) Calculated based upon average shares outstanding
(3) Annualized
(4) Pursuant to a reorganization of the SunAmerica Mutual Funds, the Equity Funds fiscal year ends were changed to September 30
(5) Commencement of sale of respective class of shares
(6) Net of expense reimbursement equivalent to .48% of average net assets for the period ended 9/30/94
(7) Net of expense reimbursement equivalent to .17% of average net assets for the year ended 9/30/95
(8) Restated to reflect a 0.984460367 for 1.00 stock split effective September 24, 1993

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 FINANCIAL HIGHLIGHTS

GLOBAL BALANCED FUND

                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS          NET ASSET           NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM    TOTAL    VALUE,               END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL DISTRI-   END OF     TOTAL     PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS  BUTIONS   PERIOD   RETURN(2)  (000'S)
---------------- --------- --------- ----------- ---------- --------- ------- -------  --------- --------- ----------
                                    CLASS A

6/15/94-
 9/30/94(3).....   $6.94     $0.02     $(0.05)     $(0.03)   $   --    $ --   $   --     $6.91     (0.43)%  $13,100
9/30/95.........    6.91      0.10       0.36        0.46     (0.01)     --    (0.01)     7.36      6.72      9,615

                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE     PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS     TURNOVER
---------------- -------------- --------------- ---------
6/15/94-
 9/30/94(3).....   2.15%(4)(5)     0.93%(4)(5)      18%
9/30/95.........   2.15(5)         1.36(5)         169

                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS          NET ASSET           NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM    TOTAL    VALUE,               END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL DISTRI-   END OF     TOTAL     PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS  BUTIONS   PERIOD   RETURN(2)  (000'S)
---------------- --------- --------- ----------- ---------- --------- ------- -------  --------- --------- ----------
                                    CLASS B
6/16/94-
 9/30/94(3).....   $6.94     $0.01     $(0.05)     $(0.04)   $   --    $ --   $   --     $6.90     (0.58)%  $13,532
9/30/95.........    6.90      0.05       0.36        0.41     (0.01)     --    (0.01)     7.30      5.91     13,976

                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE     PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS     TURNOVER
---------------- -------------- --------------- ---------
6/16/94-
 9/30/94(3).....   2.80%(4)(5)     0.33%(4)(5)      18%
9/30/95.........   2.80(5)         0.75(5)         169

--------------------------------------------------------------------------------

GROWTH AND INCOME FUND

                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET           NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,               END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL     PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)  (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                    CLASS A

7/01/94-
 9/30/94(3).....   $7.33     $0.07      $0.10      $0.17     $(0.06)  $   --   $(0.06)    $7.44      2.34%    $3,098
9/30/95.........    7.44      0.32       1.08       1.40      (0.30)   (0.15)   (0.45)     8.39     19.53      3,532

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                  EXPENSES        INCOME
     PERIOD      TO AVERAGE     TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS     NET ASSETS    TURNOVER
---------------- ------------- -------------- ---------
7/01/94-
 9/30/94(3).....  1.50%(4)(5)    3.48%(4)(5)       8%
9/30/95.........  0.46(5)        4.16(5)         230

                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET           NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,               END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL     PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)  (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                    CLASS B
7/06/94-
 9/30/94(3).....   $7.33     $0.05      $0.11      $0.16     $(0.05)  $   --   $(0.05)    $7.44      2.19%    $  229
9/30/95.........    7.44      0.35       1.03       1.38      (0.28)   (0.15)   (0.43)     8.39     19.19      2,538

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                  EXPENSES        INCOME
     PERIOD      TO AVERAGE     TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS     NET ASSETS    TURNOVER
---------------- ------------- -------------- ---------
7/06/94-
 9/30/94(3).....  2.15%(4)(5)    2.86%(4)(5)       8%
9/30/95.........  0.30(5)        4.48(5)         230

------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                                                 9/30/94 9/30/95
                                                                 ------- -------
   Global Balanced Class A......................................   1.14%   .40%
   Global Balanced Class B......................................    .93    .45
   Growth and Income Class A....................................   4.48   2.96
   Growth and Income Class B....................................  20.35   5.07

See Notes to Financial Statements

 SUNAMERICA BALANCED ASSETS FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995

                                                                      VALUE
                   SECURITY DESCRIPTION                    SHARES   (NOTE 2)
------------------------------------------------------------------------------
COMMON STOCK--65.8%
AEROSPACE & MILITARY TECHNOLOGY--0.6%
 Boeing Co. ..............................................  25,000 $ 1,706,250
                                                                   -----------
APPAREL & TEXTILES--1.8%
 NIKE, Inc. ..............................................  20,000   2,222,500
 Reebok International Ltd. ...............................  30,000   1,031,250
 Warnaco Group, Inc.......................................  75,000   1,800,000
                                                                   -----------
                                                                     5,053,750
                                                                   -----------
AUTOMOTIVE--2.8%
 Chrysler Corp. ..........................................  70,000   3,710,000
 Ford Motor Co. ..........................................  30,000     933,750
 General Motors Corp. ....................................  30,000   1,406,250
 Goodyear Tire & Rubber Co. ..............................  50,000   1,968,750
                                                                   -----------
                                                                     8,018,750
                                                                   -----------
BANKS--5.3%
 Bank Of Boston Corp. ....................................  40,000   1,905,000
 Citicorp.................................................  50,000   3,537,500
 First Bank Systems, Inc. ................................  25,000   1,203,125
 First Interstate Bancorp.................................  15,000   1,511,250
 Mellon Bank Corp. .......................................  25,000   1,115,625
 Shawmut National Corp. ..................................  50,000   1,681,250
 Summit Bancorp........................................... 100,000   2,787,500
 UJB Financial Corp. .....................................  40,000   1,280,000
                                                                   -----------
                                                                    15,021,250
                                                                   -----------
BROADCASTING & MEDIA--1.8%
 Disney (Walt) Co. .......................................  25,000   1,434,375
 Scripps (E.W.) Co., Class A..............................  25,000     865,625
 Time Warner, Inc. .......................................  30,000   1,192,500
 Viacom, Inc.+............................................  30,000   1,492,500
                                                                   -----------
                                                                     4,985,000
                                                                   -----------
BUSINESS SERVICES--0.4%
 ITT Corp. ...............................................  10,000   1,240,000
                                                                   -----------
CHEMICALS--1.2%
 Cabot Corp. .............................................  33,700   1,790,313
 du Pont (E.I.) de Nemours & Co. .........................  20,000   1,375,000
                                                                   -----------
                                                                     3,165,313
                                                                   -----------
COMMUNICATION EQUIPMENT--2.6%
 Ericsson (L.M.) Telephone Co. Class B ADR(1).............  30,000     735,000
 Motorola, Inc. ..........................................  40,000   3,055,000
 Nokia Corp. ADR(1).......................................  20,000   1,395,000
 United Technologies Corp. ...............................  25,000   2,209,375
                                                                   -----------
                                                                     7,394,375
                                                                   -----------

                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES   (NOTE 2)
COMPUTERS & BUSINESS EQUIPMENT--0.2%
 International Business Machines Corp. ....................   5,000 $   471,875
                                                                    -----------
CONGLOMERATE--1.7%
 AlliedSignal, Inc. .......................................  50,000   2,206,250
 General Electric Co.......................................  40,000   2,550,000
                                                                    -----------
                                                                      4,756,250
                                                                    -----------
DEPARTMENT STORES--3.9%
 Dayton Hudson Corp. ......................................  25,000   1,896,875
 Dillard Department Stores, Inc. ..........................  50,000   1,593,750
 Penney (J.C.), Inc. ......................................  40,000   1,985,000
 Woolworth Corp. .......................................... 350,000   5,512,500
                                                                    -----------
                                                                     10,988,125
                                                                    -----------
ELECTRONICS--1.3%
 Micron Technology, Inc. ..................................  10,000     795,000
 Texas Instruments, Inc. ..................................  20,000   1,597,500
 Xerox Corp. ..............................................  10,000   1,343,750
                                                                    -----------
                                                                      3,736,250
                                                                    -----------
ENERGY SERVICES--3.6%
 Baker Hughes, Inc. .......................................  70,000   1,426,250
 BJ Services Co.+..........................................  50,000   1,262,500
 Halliburton Co. ..........................................  50,000   2,087,500
 Rowan Cos., Inc.+.........................................  90,000     675,000
 Schlumberger Ltd. ADR(1)..................................  30,000   1,957,500
 Sonat Offshore Drilling, Inc. ............................  28,000     913,500
 Tenneco, Inc. ............................................  40,557   1,875,761
                                                                    -----------
                                                                     10,198,011
                                                                    -----------
ENERGY SOURCES--3.4%
 Amerada Hess Corp. .......................................  15,000     729,375
 Amoco Corp. ..............................................  15,000     961,875
 Anadarko Petroleum Corp. .................................  20,000     947,500
 Burlington Resources, Inc. ...............................  50,000   1,937,500
 Chevron Corp. ............................................  10,000     486,250
 Exxon Corp. ..............................................  20,000   1,445,000
 Kerr-McGee Corp. .........................................  25,000   1,387,500
 Pacific Enterprises.......................................  50,000   1,256,250
 Reading & Bates Corp. ....................................  45,000     540,000
                                                                    -----------
                                                                      9,691,250
                                                                    -----------
FINANCIAL SERVICES--2.4%
 Capital One Financial Corp. ..............................  25,000     734,375
 Dean Witter, Discover & Co. ..............................  25,000   1,406,250
 First USA, Inc. ..........................................  40,000   2,170,000

 SUNAMERICA BALANCED ASSETS FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)

                                                                       VALUE
                    SECURITY DESCRIPTION                     SHARES   (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
 Golden West Financial Corp. ............................... 25,000 $  1,262,501
 MBNA Corp. ................................................ 30,000    1,248,750
                                                                    ------------
                                                                       6,821,876
                                                                    ------------
FOOD, BEVERAGE & TOBACCO--2.3%
 Coca-Cola Co. ............................................. 20,000    1,380,000
 Heinz (H.J.) Co. .......................................... 85,000    3,888,750
 Quaker Oats Co. ........................................... 10,000      331,250
 RJR Nabisco Holdings Corp. ................................ 30,000      971,250
                                                                    ------------
                                                                       6,571,250
                                                                    ------------
FOREST PRODUCTS--0.4%
 Stone Container Corp.+..................................... 60,000    1,140,000
                                                                    ------------
HEALTH SERVICES--7.3%
 Amerisource Health Corp. .................................. 30,000      810,000
 Caremark International, Inc. .............................. 75,000    1,612,500
 Foundation Health Corp.+................................... 50,000    1,906,250
 Health Systems International, Inc. ........................ 35,300    1,063,412
 HEALTHSOUTH Rehabilitation+................................ 60,000    1,530,000
 Humana, Inc.+.............................................. 40,000      805,000
 McKesson Corp. ............................................ 25,000    1,125,000
 OrNda Healthcorp+.......................................... 40,000      850,000
 Pacificare Health Systems, Inc.+........................... 55,000    3,740,000
 U.S. HealthCare, Inc. ..................................... 60,000    2,122,500
 United Healthcare Corp. ................................... 45,000    2,199,375
 Vencor, Inc.+.............................................. 88,825    2,842,400
                                                                    ------------
                                                                      20,606,437
                                                                    ------------
HOTELS & CASINOS--0.5%
 Hilton Hotels Corp. ....................................... 20,000    1,277,500
                                                                    ------------
HOUSEHOLD PRODUCTS--0.6%
 Avon Products.............................................. 20,000    1,435,000
                                                                    ------------
INSURANCE--3.4%
 Aetna Life & Casualty Co. ................................. 75,000    5,503,125
 Equitable Cos., Inc. ...................................... 60,000    1,470,000
 St. Paul Cos., Inc. ....................................... 25,000    1,459,375
 Travelers Group, Inc. ..................................... 22,000    1,168,750
                                                                    ------------
                                                                       9,601,250
                                                                    ------------
MACHINERY--0.5%
 Millipore Corp. ........................................... 40,000    1,500,000
                                                                    ------------
MEDICAL PRODUCTS--4.5%
 Abbott Laboratories........................................ 25,000    1,065,625
 Amgen, Inc.+............................................... 40,000    1,995,000
 Becton Dickinson & Co. .................................... 30,000    1,886,250
 Chiron Corp.+.............................................. 15,000    1,357,500

                                                                       VALUE
                    SECURITY DESCRIPTION                     SHARES   (NOTE 2)
MEDICAL PRODUCTS (CONTINUED)
 Medtronic, Inc. ........................................... 80,000 $  4,300,000
 Perkin Elmer Corp. ........................................ 30,000    1,068,750
 Scherer (R.P.) Corp. ADR(1)+............................... 25,000    1,084,375
                                                                    ------------
                                                                      12,757,500
                                                                    ------------
METALS & MINING--0.4%
 Aluminum Co. of America.................................... 20,000    1,057,500
 Carbide/Graphite Group, Inc.+..............................  2,000       28,250
                                                                    ------------
                                                                       1,085,750
                                                                    ------------
PHARMACEUTICALS--7.0%
 American Home Products Corp. .............................. 20,000    1,697,500
 Biogen, Inc.+.............................................. 10,000      600,000
 Depotech Corp.+............................................ 20,000      280,000
 Glaxo Holdings PLC ADR(1).................................. 50,000    1,206,250
 IVAX Corp. ................................................ 40,000    1,205,000
 Lilly (Eli) & Co. ......................................... 15,000    1,348,125
 Merck & Co., Inc. ......................................... 44,000    2,464,000
 Pfizer, Inc. .............................................. 30,000    1,601,250
 Schering-Plough Corp. ..................................... 40,000    2,060,000
 Smithkline Beecham PLC ADR(1).............................. 35,000    1,771,875
 Teva Pharmaceutical Industries Ltd. ADR(1)................. 30,000    1,083,750
 Warner-Lambert Co. ........................................ 45,000    4,286,250
                                                                    ------------
                                                                      19,604,000
                                                                    ------------
POLLUTION CONTROL--0.4%
 Browning-Ferris Industries, Inc. .......................... 40,000    1,215,000
                                                                    ------------
REAL ESTATE COMPANIES--0.4%
 Healthcare Realty Trust.................................... 55,000    1,141,250
                                                                    ------------
SPECIALTY RETAIL--1.4%
 Barnes & Noble, Inc.+...................................... 20,000      765,000
 Home Depot, Inc.+.......................................... 50,000    1,993,750
 Lowe's Cos., Inc. ......................................... 40,000    1,200,000
                                                                    ------------
                                                                       3,958,750
                                                                    ------------
TELECOMMUNICATIONS--3.0%
 AT&T Corp. ................................................ 60,000    3,945,000
 Frontier Corp. ............................................ 50,000    1,331,250
 PanAmSat Corp. ............................................ 75,000    1,143,750
 Tele Danmark A/S ADR(1).................................... 40,000    1,035,000
 Worldcom, Inc.+............................................ 28,000      899,500
                                                                    ------------
                                                                       8,354,500
                                                                    ------------
TRANSPORTATION--0.7%
 Union Pacific Corp. ....................................... 30,000    1,987,500
                                                                    ------------
TOTAL COMMON STOCK
 (cost $160,846,297)........................................         185,484,012
                                                                    ------------

 SUNAMERICA BALANCED ASSETS FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)

                                                    SHARES/RIGHTS
                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
--------------------------------------------------------------------------------
PREFERRED STOCK--1.3%
ENERGY SERVICES--1.3%
 Occidental Petroleum Corp. (cost $3,000,000).....      60,000      $  3,532,500
                                                                    ------------
RIGHTS--0.0%
 Ericsson (L.M.) Telephone Co. ADR(1)
  (cost $0).......................................      60,000                 0
                                                                    ------------
BONDS & NOTES--4.4%
APPAREL & TEXTILES--1.1%
 Bass America, Inc.
  8.13% due 3/31/02...............................     $ 3,000         3,222,510
                                                                    ------------
BANKS--0.7%
 Chase Manhattan Corp.
  7.88% due 8/01/04...............................       2,000         2,046,120
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--0.9%
 Apple Computer, Inc.
  6.50% due 2/15/04...............................       2,500         2,411,925
                                                                    ------------
FINANCIAL SERVICES--1.7%
 Bear Stearns Cos, Inc.
  6.63% due 1/15/04...............................       5,000         4,875,850
                                                                    ------------
TOTAL BONDS & NOTES
 (cost $12,007,995)...............................                    12,556,405
                                                                    ------------
U.S. TREASURY NOTES--18.9%
 4.38% due 8/15/96................................       5,000         4,942,950
 5.13% due 2/28/98................................       5,000         4,915,600
 5.50% due 9/30/97-4/15/00........................       7,750         7,649,042
 5.75% due 8/15/03................................       7,000         6,810,790
 6.50% due 8/15/05................................       2,500         2,561,325
 6.75% due 5/31/99................................       5,000         5,123,450
 6.88% due 7/31/99................................       8,000         8,237,520
 7.25% due 2/15/98................................       3,300         3,396,921
 7.50% due 2/15/05(2).............................       5,000         5,446,100
 9.25% due 8/15/98................................       4,000         4,346,240
                                                                    ------------
                                                                      53,429,938
                                                                    ------------
TOTAL U.S. TREASURY NOTES
 (cost $53,437,780)...............................                    53,429,938
                                                                    ------------

                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
U.S. TREASURY BONDS--2.4%
 6.25% due 8/15/23
 (cost $6,866,719)...............................      $ 7,000      $  6,663,090
                                                                    ------------
TOTAL INVESTMENT SECURITIES--92.8%
 (cost $236,158,791).............................                    261,665,945
                                                                    ------------
REPURCHASE AGREEMENT--5.5%
 Joint Repurchase Agreement Account (Note 3)
 (cost $15,638,000)..............................       15,638        15,638,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $251,796,791).............................         98.3%      277,303,945
Other assets less liabilities....................          1.7         4,727,220
                                                         -----
                                                                    ------------
NET ASSETS--                                             100.0%     $282,031,165
                                                         =====      ============

--------
 +Non-income producing securities
(1)ADR ("American Depositary Receipts")
(2)Security on Loan, see Note 2

See Notes to Financial Statements

 SUNAMERICA BLUE CHIP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--87.4%
AEROSPACE & MILITARY TECHNOLOGY--1.2%
 Boeing Co. ................................................. 15,000 $ 1,023,750
                                                                     -----------
APPAREL & TEXTILES--2.2%
 NIKE, Inc. ................................................. 10,000   1,111,250
 Reebok International Ltd. .................................. 20,000     687,500
                                                                     -----------
                                                                       1,798,750
                                                                     -----------
AUTOMOTIVE--2.8%
 Chrysler Corp. ............................................. 25,000   1,325,000
 General Motors Corp. ....................................... 20,000     937,500
                                                                     -----------
                                                                       2,262,500
                                                                     -----------
BANKS--5.1%
 BankAmerica Corp. .......................................... 15,000     898,125
 Citicorp.................................................... 10,000     707,500
 Signet Banking Corp. ....................................... 25,000     656,250
 Standard Federal Bancorporation............................. 30,000   1,170,000
 Summit Bancorp.............................................. 27,500     766,562
                                                                     -----------
                                                                       4,198,437
                                                                     -----------
BROADCASTING & MEDIA--3.5%
 Scholastic Corp.+........................................... 20,000   1,255,000
 Time Warner, Inc. .......................................... 15,000     596,250
 Viacom, Inc. Class B+....................................... 20,000     995,000
                                                                     -----------
                                                                       2,846,250
                                                                     -----------
BUSINESS SERVICES--0.7%
 Transaction Network Services, Inc.+......................... 20,000     537,500
                                                                     -----------
CHEMICALS--2.5%
 Cabot Corp.................................................. 26,100   1,386,563
 du Pont (E.I.) de Nemours & Co. ............................ 10,000     687,500
                                                                     -----------
                                                                       2,074,063
                                                                     -----------
COMMUNICATION EQUIPMENT--4.4%
 Adtran, Inc.+............................................... 20,000     695,000
 Ericsson (L.M.) Telephone Co. Class B ADR(1)................ 30,000     735,000
 Motorola, Inc. ............................................. 10,000     763,750
 Nokia Corp. ADR(1).......................................... 20,000   1,395,000
                                                                     -----------
                                                                       3,588,750
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--3.2%
 BT Office Products International, Inc.+..................... 72,000     945,000
 Madge NV+................................................... 25,000     800,000
 StorMedia, Inc.+............................................ 20,000     905,000
                                                                     -----------
                                                                       2,650,000
                                                                     -----------
CONGLOMERATE--2.6%
 AlliedSignal, Inc........................................... 20,000     882,500
 General Electric Co......................................... 20,000   1,275,000
                                                                     -----------
                                                                       2,157,500
                                                                     -----------

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
CONSUMER SERVICES--1.2%
 Service Corp. International................................. 25,000 $   978,125
                                                                     -----------
DEPARTMENT STORES--1.0%
 Woolworth Corp. ............................................ 50,000     787,500
                                                                     -----------
ELECTRICAL EQUIPMENT--0.6%
 AVX Corp. .................................................. 15,000     502,500
                                                                     -----------
ELECTRONICS--2.2%
 Philips Electronics NV...................................... 20,000     975,000
 Texas Instruments, Inc...................................... 10,000     798,750
                                                                     -----------
                                                                       1,773,750
                                                                     -----------
ENERGY SERVICES--4.0%
 Baker Hughes, Inc. ......................................... 20,000     407,500
 BJ Services Co.+............................................ 30,000     757,500
 Halliburton Co. ............................................ 20,000     835,000
 Schlumberger Ltd. ADR(1).................................... 10,000     652,500
 Sonat Offshore Drilling, Inc. .............................. 20,000     652,500
                                                                     -----------
                                                                       3,305,000
                                                                     -----------
ENERGY SOURCES--3.7%
 Anadarko Petroleum Corp. ................................... 20,000     947,500
 Burlington Resources, Inc. ................................. 25,000     968,750
 Kerr-McGee Corp. ........................................... 20,000   1,110,000
                                                                     -----------
                                                                       3,026,250
                                                                     -----------
FINANCIAL SERVICES--1.0%
 Dean Witter, Discover & Co. ................................ 15,000     843,750
                                                                     -----------
FOOD, BEVERAGE & TOBACCO--3.0%
 Heinz (H.J.) Co. ........................................... 40,000   1,830,000
 Mondavi Robert Corp. ....................................... 25,000     637,500
                                                                     -----------
                                                                       2,467,500
                                                                     -----------
FOREST PRODUCTS--1.2%
 Crown Cork & Seal, Inc...................................... 25,000     968,750
                                                                     -----------
HEALTH SERVICES--11.1%
 Caremark International, Inc. ............................... 25,000     537,500
 Columbia/HCA Healthcare Corp. .............................. 20,000     972,500
 Health Management Associates+............................... 30,000     963,750
 Healthsource, Inc.+......................................... 18,200     875,875
 Humana, Inc.+............................................... 45,000     905,625
 McKesson Corp............................................... 15,000     675,000
 Pacificare Health Systems, Inc.+............................ 15,000   1,020,000
 U.S. HealthCare, Inc. ...................................... 20,000     707,500
 United Healthcare Corp. .................................... 35,000   1,710,625
 Vencor, Inc+................................................ 23,375     748,000
                                                                     -----------
                                                                       9,116,375
                                                                     -----------

 SUNAMERICA BLUE CHIP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)


                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
INSURANCE--3.8%
 Aetna Life & Casualty Co. .................................. 35,000 $ 2,568,125
 Travelers Group, Inc. ...................................... 10,000     531,250
                                                                     -----------
                                                                       3,099,375
                                                                     -----------
MACHINERY--0.9%
 Millipore Corp. ............................................ 20,000     750,000
                                                                     -----------
MEDICAL PRODUCTS--7.9%
 Becton Dickinson & Co. ..................................... 10,000     628,750
 Boston Scientific Corp.+.................................... 25,000   1,065,625
 Medtronic, Inc.............................................. 60,000   3,225,000
 Scherer (R.P.) Corp. ADR(1)+................................ 20,000     867,500
 Sola International, Inc.+................................... 30,000     663,750
                                                                     -----------
                                                                       6,450,625
                                                                     -----------
PHARMACEUTICALS--11.1%
 Abbott Laboratories......................................... 15,000     639,375
 Agouron Pharmaceuticals, Inc. .............................. 13,000     373,750
 ALZA Corp.+................................................. 20,000     460,000
 Amgen, Inc.+................................................ 20,000     997,500
 Biogen, Inc.+...............................................  5,000     300,000
 Chiron Corp.+............................................... 10,000     905,000
 Gilead Sciences, Inc.+...................................... 25,000     550,000
 IVAX Corp. ................................................. 20,000     602,500
 Merck & Co., Inc. .......................................... 20,000   1,120,000
 Schering-Plough Corp. ...................................... 20,000   1,030,000
 Teva Pharmaceutical Industries Ltd. ADR(1).................. 20,000     722,500
 Warner-Lambert Co. ......................................... 15,000   1,428,750
                                                                     -----------
                                                                       9,129,375
                                                                     -----------
POLLUTION CONTROL--0.4%
 Browning-Ferris Industries, Inc. ........................... 10,000     303,750
                                                                     -----------
SPECIALTY RETAIL--0.7%
 Barnes & Noble, Inc.+....................................... 14,600     558,450
                                                                     -----------
TELECOMMUNICATIONS--4.6%
 AT&T Corp. ................................................. 30,000   1,972,500
 MobileMedia Corp.+.......................................... 13,000     351,000
 PanAmSat Corp............................................... 50,000     762,500
 Worldcom, Inc.+............................................. 20,000     642,500
                                                                     -----------
                                                                       3,728,500
                                                                     -----------
TRANSPORTATION--0.8%
 Union Pacific Corp.......................................... 10,000     662,500
                                                                     -----------
TOTAL COMMON STOCK
 (cost $63,392,694)..........................................         71,589,575
                                                                     -----------

                                                         RIGHTS
                                                    PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                  (IN THOUSANDS)   (NOTE 2)
RIGHTS--0.0%+
COMMUNICATION EQUIPMENT--0.0%
 Ericsson (L.M.) Telephone Co. ADR(1)
 (cost $0) .......................................       60,000      $         0
                                                                     -----------
TOTAL INVESTMENT SECURITIES--87.4%
 (cost $63,392,694)...............................                    71,589,575
                                                                     -----------
REPURCHASE AGREEMENT--5.7%
 Joint Repurchase Agreement
 Account (Note 3)
 (cost $4,715,000)................................       $4,715        4,715,000
                                                                     -----------
TOTAL INVESTMENTS--
 (cost $68,107,694)...............................         93.1%      76,304,575
Other assets less liabilities.....................          6.9        5,635,221
                                                          -----
                                                                     -----------
NET ASSETS--                                              100.0%     $81,939,796
                                                          =====      ===========

--------
 + Non-income producing securities
(1) ADR ("American Depositary Receipts")

See Notes to Financial Statements

 SUNAMERICA MID-CAP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995

                                                                      VALUE
                   SECURITY DESCRIPTION                     SHARES  (NOTE 2)
------------------------------------------------------------------------------
COMMON STOCK--72.3%
APPAREL & TEXTILES--8.5%
 Authentic Fitness Corp. .................................. 10,000 $   225,000
 Jones Apparel Group, Inc.+................................ 15,000     534,375
 Kenneth Cole Productions, Inc. ...........................  5,500     193,188
 Liz Claiborne, Inc. ...................................... 25,000     631,250
 Nautica Enterprises, Inc.+................................ 15,000     513,750
 Oakley, Inc.+.............................................  5,000     148,125
 Quiksilver, Inc.+......................................... 12,500     339,062
 Tommy Hilfiger Corp.+..................................... 22,000     715,000
 Warnaco Group, Inc. ...................................... 30,000     720,000
                                                                   -----------
                                                                     4,019,750
                                                                   -----------
BANKS--5.7%
 First Tennessee National Corp. ........................... 10,000     555,000
 Long Island Bancorp, Inc. ................................ 30,000     735,000
 Mercantile Bancorp, Inc. ................................. 10,000     447,500
 Midlantic Corp. ..........................................  6,000     325,500
 RCSB Financial, Inc. ..................................... 10,000     241,250
 Signet Banking Corp. ..................................... 15,000     393,750
                                                                   -----------
                                                                     2,698,000
                                                                   -----------
BROADCASTING & MEDIA--2.0%
 Scholastic Corp.+......................................... 15,000     941,250
                                                                   -----------
CHEMICALS--2.5%
 Arcadian Corp. ........................................... 20,000     407,500
 Bush Boake Allen, Inc.+................................... 10,200     288,150
 Cabot Corp. ..............................................  9,000     478,125
                                                                   -----------
                                                                     1,173,775
                                                                   -----------
COMMUNICATION EQUIPMENT--3.4%
 Adtran, Inc.+............................................. 10,000     347,500
 Ericsson (L.M.) Telephone Co. Class B ADR(1).............. 15,000     367,500
 QUALCOMM, Inc.+........................................... 15,000     688,125
 Tellabs, Inc.+............................................  5,000     210,625
                                                                   -----------
                                                                     1,613,750
                                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT--6.5%
 3Com Corp.+............................................... 15,000     682,500
 Bay Networks, Inc.+.......................................  5,000     266,875
 BT Office Products International, Inc.+................... 55,000     721,875
 Cisco Systems, Inc.+......................................  5,000     345,000
 Shiva Corp.+.............................................. 10,000     612,500
 United States Robotics Corp. .............................  5,000     426,250
                                                                   -----------
                                                                     3,055,000
                                                                   -----------
DEPARTMENT STORES--1.3%
 Woolworth Corp. .......................................... 40,000     630,000
                                                                   -----------

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
ELECTRICAL EQUIPMENT--3.9%
 Alpha Industries, Inc. ..................................... 55,000 $   983,125
 AVX Corp. ..................................................  5,000     167,500
 LSI Logic Corp.+............................................ 12,000     693,000
                                                                     -----------
                                                                       1,843,625
                                                                     -----------
ELECTRONICS--3.1%
 Cirrus Logic, Inc.+.........................................  5,000     286,250
 Micron Technology, Inc. ....................................  5,000     397,500
 TriQuint Semiconductor, Inc.+............................... 11,000     251,625
 Ultratech Stepper, Inc.+.................................... 12,500     528,125
                                                                     -----------
                                                                       1,463,500
                                                                     -----------
ENERGY SERVICES--2.6%
 Global Marine, Inc.+........................................ 80,000     570,000
 Sonat Offshore Drilling, Inc. .............................. 20,000     652,500
                                                                     -----------
                                                                       1,222,500
                                                                     -----------
ENTERTAINMENT PRODUCTS--0.8%
 Acclaim Entertainment, Inc.+................................ 15,000     386,250
                                                                     -----------
FINANCIAL SERVICES--4.6%
 Capital One Financial Corp. ................................ 25,000     734,375
 Green Tree Financial Corp. .................................  7,000     427,000
 Lehman Brothers Holdings, Inc. ............................. 15,000     346,875
 United Companies Financial Corp. ........................... 10,000     682,500
                                                                     -----------
                                                                       2,190,750
                                                                     -----------
HEALTH SERVICES--1.4%
 Health Management Associates+............................... 10,000     321,250
 Pacificare Health Systems, Inc.+............................  5,000     340,000
                                                                     -----------
                                                                         661,250
                                                                     -----------
LEISURE & TOURISM--0.9%
 Showboat, Inc. ............................................. 20,000     432,500
                                                                     -----------
MACHINERY--2.0%
 Millipore Corp. ............................................ 20,000     750,000
 Parker Hannifin Corp. ......................................  5,500     209,000
                                                                     -----------
                                                                         959,000
                                                                     -----------
MEDICAL PRODUCTS--4.8%
 ADAC Laboratories........................................... 40,000     480,000
 Guidant Corp. .............................................. 23,000     672,750

 SUNAMERICA MID-CAP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)


                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
 Perkin Elmer Corp. ......................................... 17,000 $   605,625
 St. Jude Medical, Inc. .....................................  8,000     506,000
                                                                     -----------
                                                                       2,264,375
                                                                     -----------
PHARMACEUTICALS--5.0%
 IVAX Corp. ................................................. 10,000     301,250
 Sepracor, Inc.+............................................. 10,000     216,250
 Teva Pharmaceutical Industries Ltd. ADR(1).................. 20,000     722,500
 Upjohn Co. ................................................. 10,000     446,250
 Watson Pharmaceuticals, Inc.+............................... 16,000     656,000
                                                                     -----------
                                                                       2,342,250
                                                                     -----------
POLLUTION CONTROL--1.3%
 United Waste Systems, Inc.+................................. 15,000     626,250
                                                                     -----------
RESTAURANTS--0.5%
 Apple South, Inc. .......................................... 10,000     227,500
                                                                     -----------
SOFTWARE--3.9%
 BMC Software, Inc.+......................................... 10,000     460,000
 Electronic Arts+............................................ 10,000     367,500
 Innovus Corp.+.............................................. 14,000     120,750
 Netscape Communications Corp.+..............................  5,000     312,500
 Pc Docs Group International, Inc.+.......................... 40,000     597,500
                                                                     -----------
                                                                       1,858,250
                                                                     -----------
SPECIALTY RETAIL--1.1%
 Sunglass Hut International, Inc.+........................... 10,000     500,000
                                                                     -----------
TELECOMMUNICATIONS--6.5%
 ADC Telecommunications, Inc.+............................... 10,000     455,000
 Allen Group, Inc. .......................................... 15,000     543,750
 Andrew Corp.+...............................................  7,000     427,875
 Glenayre Technologies, Inc.+................................  7,000     504,000
 MobileMedia Corp.+.......................................... 20,000     540,000
 Octel Communications Corp.+................................. 10,500     366,188
 PictureTel Corp.+...........................................  5,000     226,250
                                                                     -----------
                                                                       3,063,063
                                                                     -----------
TOTAL COMMON STOCK
 (cost $27,903,815)..........................................         34,172,588
                                                                     -----------

                                                     SHARES/RIGHTS
                                                    PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                  (IN THOUSANDS)   (NOTE 2)
OPTIONS--0.5%+
STOCK INDEX PUT OPTIONS--0.5%
 Nasdaq 100 Index, Dec./530(2)
 (cost $606,629)..................................       35,000      $   258,125
                                                                     -----------
RIGHTS--0.0%+
COMMUNICATION EQUIPMENT--0.0%
 Ericsson (L.M.) Telephone Co. ADR(1)
  (cost $0).......................................       40,000                0
                                                                     -----------
TOTAL INVESTMENT SECURITIES--72.8%
 (cost $28,510,444)...............................                    34,430,713
                                                                     -----------
REPURCHASE AGREEMENT--6.5%
 Joint Repurchase Agreement
  Account (Note 3)
 (cost $3,059,000)................................      $ 3,059        3,059,000
                                                                     -----------
TOTAL INVESTMENTS--
 (cost $31,569,444)...............................         79.3%      37,489,713
Other assets less liabilities.....................         20.7        9,767,924
                                                        -------
                                                                     -----------
NET ASSETS--                                              100.0%     $47,257,637
                                                          =====      ===========

--------
 + Non-income producing security
(1) ADR ("American Depositary Receipt")
(2) Fair valued security, see Note 2

See Notes to Financial Statements

 SUNAMERICA SMALL COMPANY GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995

                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--74.2%
APPAREL & TEXTILES--4.8%
 Authentic Fitness Corp. ..................................  60,000 $  1,350,000
 Donnkenny, Inc.+..........................................  17,000      478,125
 Jones Apparel Group, Inc.+................................  20,000      712,500
 Kenneth Cole Productions, Inc. ...........................  10,000      351,250
 Nautica Enterprises, Inc.+................................  37,500    1,284,375
 Oakley, Inc.+.............................................  30,000      888,750
 Quiksilver, Inc.+.........................................  57,500    1,559,688
 Warnaco Group, Inc. ......................................  40,000      960,000
                                                                    ------------
                                                                       7,584,688
                                                                    ------------
BANKS--3.7%
 Bay View Capital Corp. ...................................  25,000      675,000
 First American Corp. (Tennessee)..........................  15,000      646,875
 Long Island Bancorp, Inc. ................................  30,000      735,000
 Peoples Bank (Bridgeport, Connecticut)....................  50,000    1,075,000
 Provident Bankshares Corp. ...............................  20,000      600,000
 RCSB Financial, Inc. .....................................  50,000    1,206,250
 Summit Bancorp............................................  35,000      975,626
                                                                    ------------
                                                                       5,913,751
                                                                    ------------
BROADCASTING & MEDIA--5.6%
 American Radio Systems Corp.+.............................  30,000      742,500
 Edmark Corp.+.............................................  25,000    1,203,125
 Emmis Broadcasting Corp.+.................................  20,000      627,500
 Evergreen Media Corp.+....................................  25,000      712,500
 National Media Corp.+..................................... 100,700    1,372,037
 Regal Cinemas, Inc.+......................................  55,000    2,261,875
 Scholastic Corp.+.........................................  15,000      941,250
 Sinclair Broadcast Group, Inc.+...........................  32,500      934,375
                                                                    ------------
                                                                       8,795,162
                                                                    ------------
BUSINESS SERVICES--0.4%
 RTW, Inc.+................................................  22,000      610,500
                                                                    ------------
CHEMICALS--0.4%
 Bush Boake Allen, Inc.+...................................  20,200      570,650
                                                                    ------------
COMMUNICATION EQUIPMENT--2.9%
 Adtran, Inc.+.............................................  10,000      347,500
 DSC Communications Corp.+.................................  10,000      592,500
 DSP Communications, Inc.+.................................  20,000      660,000
 NETCOM On-Line Communications Services+...................  22,000      968,000
 QUALCOMM, Inc.+...........................................  32,500    1,490,938
 Tellabs, Inc.+............................................  10,000      421,250
                                                                    ------------
                                                                       4,480,188
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--5.0%
 Bay Networks, Inc.+.......................................  15,000      800,625
 Cisco Systems, Inc.+......................................  12,000      828,000

                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
 Comverse Technology, Inc.+................................  33,000 $    717,750
 Daisytek International Corp.+.............................  21,000      690,375
 Integrated Measurement Systems, Inc.+.....................  25,000      331,250
 Madge NV+.................................................  40,000    1,280,000
 Shiva Corp.+..............................................  25,000    1,531,250
 StorMedia, Inc.+..........................................  19,000      859,750
 Structural Dynamics Research Corp.+.......................  50,000      928,125
                                                                    ------------
                                                                       7,967,125
                                                                    ------------
ELECTRICAL EQUIPMENT--3.4%
 Alpha Industries, Inc. ................................... 125,000    2,234,375
 ANADIGICS, Inc.+..........................................  66,000    1,831,500
 C-Cube Microsystems, Inc.+................................  20,000      915,000
 California Amplifier, Inc.+...............................   2,500       52,188
 ITI Technologies, Inc.+...................................  15,000      406,875
                                                                    ------------
                                                                       5,439,938
                                                                    ------------
ELECTRONICS--7.0%
 Cirrus Logic, Inc.+.......................................  15,000      858,750
 Eltron International, Inc.+...............................  25,000      706,250
 Kulicke & Soffa Industries, Inc. .........................  15,000      547,500
 OnTrak Systems, Inc.+.....................................  16,500      455,812
 Paradigm Technology, Inc.+................................  21,000      645,750
 Sierra Semi-Conductor Corp.+..............................  30,000    1,473,750
 TelCom Semiconductor, Inc.+...............................  65,000      747,500
 Tencor Instruments+.......................................  20,000      885,000
 TriQuint Semiconductor, Inc.+.............................  44,000    1,006,500
 Ultratech Stepper, Inc.+..................................  15,000      633,750
 Uniphase Corp.+...........................................  25,000      881,250
 Veeco Instruments, Inc.+..................................  55,000    1,443,750
 Xilinx, Inc.+.............................................  15,000      721,875
                                                                    ------------
                                                                      11,007,437
                                                                    ------------
ENERGY SERVICES--2.6%
 Arethusa (Offshore) Ltd. .................................  50,000    1,031,250
 Reading & Bates Corp. .................................... 100,000    1,200,000
 Sonat Offshore Drilling, Inc. ............................  35,000    1,141,873
 Varco International, Inc.+................................  70,000      708,750
                                                                    ------------
                                                                       4,081,873
                                                                    ------------
ENERGY SOURCES--0.4%
 Pride Petroleum Services, Inc.+...........................  60,000      600,000
                                                                    ------------
ENTERTAINMENT PRODUCTS--0.4%
 Challenger International Ltd.+............................ 100,000      637,500
                                                                    ------------
FINANCIAL SERVICES--0.8%
 Security Capital Corp.+...................................  10,000      532,500
 WFS Financial, Inc.+......................................  30,000      682,500
                                                                    ------------
                                                                       1,215,000
                                                                    ------------

 SUNAMERICA SMALL COMPANY GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)

                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HEALTH SERVICES--1.6%
 Occusystems, Inc.+........................................  37,500 $    778,125
 Veterinary Centers of America, Inc.+...................... 100,000    1,700,000
                                                                    ------------
                                                                       2,478,125
                                                                    ------------
LEISURE & TOURISM--1.8%
 Showboat, Inc. ...........................................  60,000    1,297,500
 Studio Plus America, Inc.+................................  70,000    1,610,000
                                                                    ------------
                                                                       2,907,500
                                                                    ------------
MACHINERY--0.4%
 AG Associates, Inc.+......................................  27,000      688,500
                                                                    ------------
MEDICAL PRODUCTS--2.6%
 ADAC Laboratories.........................................  90,000    1,080,000
 American Oncology Resources, Inc.+........................  14,000      602,000
 Metra Biosystems, Inc.+...................................  31,000      604,500
 Perkin Elmer Corp. .......................................  20,000      712,500
 VISX, Inc.+...............................................  50,000    1,135,157
                                                                    ------------
                                                                       4,134,157
                                                                    ------------
PHARMACEUTICALS--5.8%
 Agouron Pharmaceuticals, Inc. ............................  22,000      632,500
 Depotech Corp.+...........................................  40,900      572,600
 Gilead Sciences, Inc.+....................................  25,000      550,000
 Guilford Pharmaceuticals, Inc.+........................... 100,000    1,200,000
 Immulogic Pharmaceutical Corp.+...........................  75,000      918,750
 Ligand Pharmaceuticals, Inc.+............................. 100,000      987,500
 ResMed, Inc.+.............................................  50,000      887,500
 Sepracor, Inc.+...........................................  40,000      865,000
 Teva Pharmaceutical Industries Ltd. ADR(1)................  30,000    1,083,750
 Watson Pharmaceuticals, Inc.+.............................  34,000    1,394,000
                                                                    ------------
                                                                       9,091,600
                                                                    ------------
POLLUTION CONTROL--0.7%
 United Waste Systems, Inc.+...............................  27,500    1,148,125
                                                                    ------------
RESTAURANTS--0.7%
 Apple South, Inc. ........................................  25,000      568,750
 Cheesecake Factory, Inc.+.................................  20,000      535,000
                                                                    ------------
                                                                       1,103,750
                                                                    ------------
SOFTWARE--12.8%
 Activision, Inc.+.........................................  75,000    1,190,625
 Discreet Logic, Inc.+.....................................  11,500      632,500
 Epic Design Technology, Inc.+.............................  20,000      970,000
 Harbinger Corp.+..........................................  52,000      715,000
 HNC Software, Inc.+.......................................  40,000    1,050,000
 HPR, Inc.+................................................  20,500      476,625
 IMNET Systems, Inc.+......................................  35,000      901,250
 Innovus Corp.+............................................  92,700      799,537

                                                            SHARES/    VALUE
                   SECURITY DESCRIPTION                     OPTIONS  (NOTE 2)
SOFTWARE (CONTINUED)
 Innovus Corp.+(2)(3)......................................  54,000 $   189,000
 Integrated Silicon Systems, Inc.+.........................  30,000     900,000
 Legato Systems, Inc.+.....................................  15,000     397,500
 Maxis, Inc.+..............................................  32,500   1,430,000
 Minnesota Educational Computing Corp.+....................  30,000     810,000
 Netscape Communications Corp.+............................  10,000     625,000
 On Technology Corp.+......................................  25,000     431,250
 Pc Docs Group International, Inc.+........................ 190,000   2,838,125
 Premenos Technology Corp.+................................  15,000     487,500
 Project Software & Development, Inc.+.....................  25,000     650,000
 Pure Software, Inc.+......................................  45,000   1,608,750
 Sanctuary Woods Multimedia+............................... 100,000     700,000
 Simware, Inc.+............................................  27,500     275,000
 Spyglass, Inc.+...........................................  13,100     599,325
 UUNET Technologies, Inc.+.................................  15,000     693,750
 Videoserver, Inc.+........................................  23,500     828,375
                                                                    -----------
                                                                     20,199,112
                                                                    -----------
SPECIALTY RETAIL--2.7%
 Garden Ridge Corp.+.......................................  25,000     731,250
 Just For Feet, Inc.+......................................  38,750   1,191,563
 Moovies, Inc.+............................................  40,000     785,000
 Neostar Retail Group, Inc.+...............................  21,000     359,625
 Sunglass Hut International, Inc.+.........................  25,000   1,250,000
                                                                    -----------
                                                                      4,317,438
                                                                    -----------
TELECOMMUNICATIONS--7.7%
 Aspect Telecommunications Corp.+..........................  30,000     810,000
 Inter-Tel, Inc.+..........................................  45,000     793,125
 Octel Communications Corp.+...............................  24,500     854,437
 P-COM, Inc.+..............................................  22,500   1,006,875
 PictureTel Corp.+.........................................   5,000     226,250
 Premisys Communications, Inc.+............................  12,500   1,009,375
 TCSI Corp.+...............................................  59,500     892,500
 Teltrend, Inc.+...........................................  45,000   1,485,000
 Transaction Network Services, Inc.+.......................  52,000   1,397,500
 United States Order, Inc.+................................  60,000   1,110,000
 Vtel Corp.+...............................................  40,000     995,000
 Winstar Communications, Inc.+.............................  80,000   1,600,000
                                                                    -----------
                                                                     12,180,062
                                                                    -----------
TOTAL COMMON STOCK
 (cost $91,731,329)........................................         117,152,181
                                                                    -----------
OPTIONS--0.7%+
STOCK INDEX PUT OPTIONS--0.7%
 Nasdaq 100 Index Dec./530(3)
 (cost $2,507,268)......................................... 145,000   1,069,375
                                                                    -----------
TOTAL INVESTMENT SECURITIES--74.9%
 (cost $94,238,597)........................................         118,221,556
                                                                    -----------

 SUNAMERICA SMALL COMPANY GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)

                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--12.6%
 Joint Repurchase Agreement Account (Note 3)
 (cost $19,896,000)..............................      $19,896      $ 19,896,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $114,134,597).............................         87.5%      138,117,556
Other assets less liabilities....................         12.5        19,705,548
                                                         -----
                                                                    ------------
NET ASSETS--                                             100.0%     $157,823,104
                                                         =====      ============

--------
 + Non-income producing security
(1) ADR ("American Depositary Receipt")
(2) At September 30, 1995 the Fund held a restricted security amounting to 0.1% of net assets. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the security.

                           DATE OF                   UNIT                   VALUATION AS OF
  DESCRIPTION            ACQUISITION                 COST                  SEPTEMBER 30, 1995
  -----------            -----------                 -----                 ------------------
  Innovus Corp.            3/21/95                   $3.50                       $3.50

(3) Fair valued security, see Note 2.

See Notes to Financial Statements

 SUNAMERICA GLOBAL BALANCED FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--69.1%
DOMESTIC EQUITY--15.9%
AEROSPACE & MILITARY TECHNOLOGY--0.6%
 Boeing Co................................................... 2,000  $   136,500
                                                                     -----------
APPAREL & TEXTILES--0.7%
 NIKE, Inc................................................... 1,000      111,125
 Oakley, Inc.+...............................................   400       11,850
 Warnaco Group, Inc. ........................................ 2,000       48,000
                                                                     -----------
                                                                         170,975
                                                                     -----------
AUTOMOTIVE--0.2%
 General Motors Corp......................................... 1,000       46,875
                                                                     -----------
BANKS--1.0%
 BankAmerica Corp............................................ 2,000      119,750
 Citicorp.................................................... 1,750      123,812
                                                                     -----------
                                                                         243,562
                                                                     -----------
BROADCASTING & MEDIA--0.3%
 Young Broadcasting, Inc.+................................... 2,000       62,500
                                                                     -----------
CHEMICALS--0.5%
 Union Carbide Corp.......................................... 3,000      119,250
                                                                     -----------
COMMUNICATION EQUIPMENT--0.3%
 Motorola, Inc...............................................   850       64,919
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--0.9%
 IMNET Systems, Inc.+........................................ 2,200       56,650
 International Business Machines Corp........................ 1,600      151,000
                                                                     -----------
                                                                         207,650
                                                                     -----------
CONGLOMERATE--0.6%
 AlliedSignal, Inc........................................... 2,000       88,250
 General Electric Co.........................................   800       51,000
                                                                     -----------
                                                                         139,250
                                                                     -----------
ELECTRONICS--0.1%
 Integrated Measurement Systems, Inc.+....................... 2,000       26,500
                                                                     -----------
ENERGY SOURCES--0.9%
 Amoco Corp..................................................   700       44,888
 Baker Hughes, Inc........................................... 2,000       40,750
 Halliburton Co.............................................. 1,200       50,100
 Texaco, Inc................................................. 1,000       64,625
                                                                     -----------
                                                                         200,363
                                                                     -----------
FINANCIAL SERVICES--0.5%
 Dean Witter, Discover & Co.................................. 2,000      112,500
                                                                     -----------

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
FOOD, BEVERAGE & TOBACCO--0.5%
 Heinz (H.J.) Co............................................. 2,500  $   114,375
                                                                     -----------
HEALTH SERVICES--1.0%
 Becton Dickinson & Co....................................... 1,000       62,875
 Humana, Inc.+............................................... 1,000       20,125
 St. Jude Medical, Inc....................................... 1,000       63,250
 United Healthcare Corp...................................... 1,800       87,975
                                                                     -----------
                                                                         234,225
                                                                     -----------
HOUSEHOLD PRODUCTS--1.3%
 Eastman Kodak Co............................................ 2,850      168,862
 Johnson & Johnson Co........................................ 2,000      148,250
                                                                     -----------
                                                                         317,112
                                                                     -----------
INSURANCE--0.3%
 Travelers Group, Inc........................................ 1,200       63,750
                                                                     -----------
MEDICAL PRODUCTS--1.0%
 Chiron Corp.+............................................... 1,000       90,500
 Medtronic, Inc.............................................. 2,000      107,500
 Sola International, Inc.+................................... 2,000       44,250
                                                                     -----------
                                                                         242,250
                                                                     -----------
METALS & MINING--0.4%
 Carbide/Graphite Group, Inc.+...............................   500        7,063
 Phelps Dodge Corp...........................................   650       40,706
 Reynolds Metals Co.......................................... 1,000       57,750
                                                                     -----------
                                                                         105,519
                                                                     -----------
PHARMACEUTICALS--2.9%
 Abbott Laboratories......................................... 2,000       85,250
 Lilly (Eli) & Co............................................ 1,400      125,825
 Merck & Co., Inc............................................ 1,000       56,000
 Pfizer, Inc................................................. 1,200       64,050
 Schering-Plough Corp........................................ 3,200      164,800
 Warner-Lambert Co........................................... 2,000      190,500
                                                                     -----------
                                                                         686,425
                                                                     -----------
POLLUTION CONTROL--0.3%
 Browning-Ferris Industries, Inc............................. 2,000       60,750
                                                                     -----------
SOFTWARE--0.3%
 ArcSys, Inc.+............................................... 1,000       41,250
 Netscape Communications Corp.+..............................   500       31,250
                                                                     -----------
                                                                          72,500
                                                                     -----------

 SUNAMERICA GLOBAL BALANCED FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
DOMESTIC EQUITY (CONTINUED)
SPECIALTY RETAIL--0.5%
 Barnes & Noble, Inc.+.......................................  2,000 $    76,500
 Toys R Us, Inc.+............................................  1,500      40,500
                                                                     -----------
                                                                         117,000
                                                                     -----------
TELECOMMUNICATIONS--0.8%
 AT&T Corp...................................................  1,500      98,625
 PamAmSat Corp. .............................................  2,000      30,500
 Worldcom, Inc...............................................  2,000      64,250
                                                                     -----------
                                                                         193,375
                                                                     -----------
TOTAL DOMESTIC EQUITY
 (COST $2,945,325)...........................................          3,738,125
                                                                     -----------
FOREIGN EQUITY--53.2%
APPAREL & TEXTILES--0.1%
 Marzotto & Figli (Italy)....................................  5,000      33,023
                                                                     -----------
AUTOMOTIVE--2.9%
 Autoliv AB (Sweden).........................................  2,200     134,193
 Bridgestone Corp. (Japan)................................... 10,000     148,402
 Honda Motor Co., Ltd. (Japan)............................... 20,000     359,396
 SA D'Ieteren NV (Belgium)...................................    515      42,742
                                                                     -----------
                                                                         684,733
                                                                     -----------
BANKS--7.5%
 Banco Intercontinental Espanol (Spain)......................    350      30,493
 Banco Osorno Y La Union ADR(1) (Chile)......................    800      12,400
 Bangkok Bank Public Co. Ltd. (Thailand).....................  1,900      21,351
 Bank of Montreal (Canada)...................................  1,250      27,435
 Bank of Tokyo Ltd. (Japan).................................. 20,000     300,843
 Bank Of Tokyo Mitsubishi (Japan)............................ 15,000     299,833
 Canadian Imperial Bank Toronto (Canada).....................  2,655      69,136
 Commonwealth Bank Of Australia (Australia).................. 13,000     100,605
 Credito Italiano SpA (Italy)................................ 40,000      47,454
 Development Bank of Singapore (Singapore)...................  3,000      34,148
 Generale de Banque Belge Pour l'Etranger SA (Belgium).......    185      57,891
 Kampa Haus AG (Denmark).....................................  1,485      61,832
 Mitsubishi Trust & Banking Corp (Japan)..................... 20,000     312,957
 National Australia Bank Ltd. (Australia).................... 10,000      88,422
 National Westminster Bank PLC (United Kingdom)..............  9,000      90,156

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
BANKS (CONTINUED)
 Overseas Chinese Banking Corp. Ltd. (Singapore).............  4,000 $    45,250
 Siam Commercial Bank PLC (Thailand).........................  3,700      41,578
 Societe Generale (France)...................................    450      46,055
 Stadshyotek AB (Sweden).....................................  4,500      79,260
                                                                     -----------
                                                                       1,767,099
                                                                     -----------
CHEMICALS--1.3%
 Laporte PLC (United Kingdom)................................  5,000      64,070
 P.T. Tri Polyta Indonesia ADR(1) (Indonesia)................  2,500      53,750
 Sekisui Chemical Co., Ltd. (Japan).......................... 10,000     127,202
 Tessenderlo Chemie NV (Belgium).............................    145      53,019
                                                                     -----------
                                                                         298,041
                                                                     -----------
COMMUNICATION EQUIPMENT--1.1%
 Ericsson (L.M.) Telephone Co. Class B ADR(1) (Brazil).......  4,000      98,000
 Nokia Corp. (Finland).......................................  2,200     154,328
                                                                     -----------
                                                                         252,328
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--0.6%
 Getronics NV (Netherlands)..................................  2,400     118,207
 Videologic Group PLC (United Kingdom)....................... 43,283      23,936
                                                                     -----------
                                                                         142,143
                                                                     -----------
CONGLOMERATE--1.6%
 BTR PLC (United Kingdom).................................... 20,000     102,702
 Hanson PLC (United Kingdom)................................. 25,000      79,791
 Sonae Investimento (Portugal)...............................  1,750      40,955
 Strafor-Facom SA (France)...................................    600      71,886
 Williams Holdings PLC (United Kingdom)...................... 15,000      77,856
                                                                     -----------
                                                                         373,190
                                                                     -----------
CONSTRUCTION & HOUSING--3.9%
 BWT AG (Austria)............................................    200      24,782
 Glynwed International (United Kingdom)...................... 15,000      84,951
 Hopewell Holdings Ltd. (Hong Kong).......................... 42,000      28,519
 Italian Thai Development Public Co. Ltd. (Thailand).........  1,500      16,737
 Kajima Corp. (Japan)........................................ 20,000     197,062
 Keppel Corp. Ltd. (Singapore)...............................  2,000      16,020
 Koninklijke Volker Stevin (Netherlands).....................    500      33,377
 Nishimatsu Construction (Japan)............................. 30,000     366,463
 Pioneer International Ltd. (Australia)...................... 30,000      79,353
 Siebe PLC (United Kingdom)..................................  7,000      80,076
                                                                     -----------
                                                                         927,340
                                                                     -----------

 SUNAMERICA GLOBAL BALANCED FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FOREIGN EQUITY (CONTINUED)
CONSTRUCTION MATERIALS--3.1%
 Cement Industries (Malaysia).............................     2,000 $     6,409
 Grafton Group PLC (Ireland)..............................    10,000      72,663
 Lion Land Bhd (Malaysia).................................   122,000     146,672
 Marley PLC (United Kingdom)..............................    60,000     103,334
 Plettac AG (Germany).....................................       300      79,566
 Schneider SA (France)....................................     4,000     155,711
 Semen Gresik (Indonesia).................................     9,000      25,425
 Siam City Cement (Thailand)..............................     1,800      30,699
 Southeast Asia Cement (Philippines)......................   400,000      50,662
 Walker Greenbank PLC (United Kingdom)....................    48,000      61,432
                                                                     -----------
                                                                         732,573
                                                                     -----------
ELECTRONICS--3.6%
 Electric & Eltek International Co. Ltd. (Singapore)......    40,000      87,600
 Hoganas AG (Sweden)......................................     6,000     178,442
 LG Electronics, Inc. (India).............................       116       1,421
 NEC Corp. (Japan)........................................    20,000     278,633
 Pressac Holdings PLC (United Kingdom)....................    45,000     100,964
 Samsung Electronics Co. GDS(2) (Korea)...................     1,210      78,650
 Samsung Electronics GDR(3) (Korea).......................        89      12,504
 Samsung Electronics GDR(3) (Korea).......................         6         422
 Siemens AG (Germany).....................................       160      80,761
 Telebras (Brazil)........................................ 1,000,000      40,185
                                                                     -----------
                                                                         859,582
                                                                     -----------
ENERGY SERVICES--0.2%
 Lyonnaise des Eaux-Dumez (France)........................       500      45,792
                                                                     -----------
ENERGY SOURCES--0.5%
 Petro Canada (Canada)....................................    12,270      60,478
 Petron Corp. (Philippines)...............................    45,000      21,157
 Schlumberger Ltd. ADR(1) (France)........................       700      45,675
                                                                     -----------
                                                                         127,310
                                                                     -----------
ENVIRONMENTAL--0.2%
 Eaux (cie Generale) (France).............................       500      48,025
                                                                     -----------
FINANCIAL SERVICES--0.5%
 Credit Foncier de France (France)........................     1,500      31,617
 First Philipine Holdings Corp. (Philippines).............     1,599       3,866
 Hutchison Whampoa (Hong Kong)............................    10,000      54,193
 National Finance & Securities Co., Ltd. (Thailand).......     3,000      14,465
 Philippine Savings (Philippines).........................     8,393      19,811
                                                                     -----------
                                                                         123,952
                                                                     -----------

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
FOOD, BEVERAGE & TOBACCO--1.9%
 Bolswessanen (Koninklijke) (Netherlands)....................  7,250 $   140,930
 Nestle SA (Switzerland).....................................    190     194,438
 Whitbread PLC (United Kingdom).............................. 12,000     116,227
                                                                     -----------
                                                                         451,595
                                                                     -----------
FOREST PRODUCTS--1.2%
 Jefferson Smurfit Group (Ireland)........................... 50,000     149,313
 Maderas Y Sinteticos SA ADR(1) (Chile)......................  1,900      36,575
 Waddington (John) PLC (United Kingdom)...................... 30,000     106,178
                                                                     -----------
                                                                         292,066
                                                                     -----------
HEALTH SERVICES--0.1%
 Guidant Corp. (India).......................................  1,000      29,250
                                                                     -----------
HOTELS & CASINOS--1.4%
 Manchester United PLC (United Kingdom)...................... 25,000      82,162
 Stanley Leisure PLC (United Kingdom)........................ 20,000     118,818
 Thorn EMI PLC (United Kingdom)..............................  5,000     116,211
                                                                     -----------
                                                                         317,191
                                                                     -----------
HOUSEHOLD PRODUCTS--5.3%
 Advantest Corp. (Japan).....................................  5,000     295,795
 Bluebird Toys PLC (United Kingdom).......................... 30,000     113,762
 Hunter Douglas NV (Netherlands).............................  1,442      71,203
 Kyocera Corp. (Japan).......................................  3,000     246,530
 Philips Electronics NV (Netherlands)........................  2,600     126,758
 Rohm Co. (Japan)............................................  4,000     252,789
 Salomon SA (France).........................................    100      52,777
 Sunbeam Victa Holdings Ltd. (Australia)..................... 50,000      37,787
 Zodiac (France).............................................    400      53,772
                                                                     -----------
                                                                       1,251,173
                                                                     -----------
INSURANCE--1.5%
 Irish Life (Ireland)........................................ 25,000      89,214
 Legal & General Group PLC (United Kingdom).................. 10,000      93,222
 RAS SpA (Italy).............................................  8,000      85,829
 Zurich Versicherun (Switzerland)............................    275      77,076
                                                                     -----------
                                                                         345,341
                                                                     -----------
LEISURE & TOURISM--0.4%
 Airtours PLC (United Kingdom)............................... 17,000     102,338
                                                                     -----------

 SUNAMERICA GLOBAL BALANCED FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)

                                                                        VALUE
                    SECURITY DESCRIPTION                     SHARES   (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FOREIGN EQUITY (CONTINUED)
MACHINERY--3.3%
 Canon, Inc. ADR(1) (Japan).................................  20,000 $   357,377
 Mitsubishi Heavy Industrial Ltd. (Japan)...................  20,000     153,450
 Ricoh Co. (Japan)..........................................  27,000     270,396
                                                                     -----------
                                                                         781,223
                                                                     -----------
MANUFACTURING--0.6%
 Graystone (United Kingdom)................................. 500,000     102,702
 Hanjaya Mandala Sampoerna (Indonesia)......................   3,750      34,926
                                                                     -----------
                                                                         137,628
                                                                     -----------
MEDICAL PRODUCTS--0.2%
 Spectral Diagnostics, Inc. (Canada)........................   2,930      56,678
                                                                     -----------
METALS & MINING--1.8%
 Clutha Ltd. (Australia)(5)................................. 120,000         907
 Comalco Ltd. (Australia)...................................  15,000      74,252
 CRA Ltd. (Australia).......................................   5,000      78,219
 Inco Ltd. (Canada).........................................   1,000      34,317
 M.I.M. Holdings Ltd. (Australia)...........................  50,000      71,796
 Noranda, Inc. (Canada).....................................   2,000      40,919
 Western Mining Corp. Holdings Ltd. ADS(4) (Australia)......  20,000     130,895
                                                                     -----------
                                                                         431,305
                                                                     -----------
PHARMACEUTICALS--1.2%
 Glaxo Holdings PLC (United Kingdom)........................  10,000     121,346
 Glaxo Holdings PLC ADR(1) (United Kingdom).................   2,000      48,250
 Smithkline Beecham PLC (United Kingdom)....................  10,000     100,964
                                                                     -----------
                                                                         270,560
                                                                     -----------
POLLUTION CONTROL--0.2%
 Laidlaw, Inc. (Canada).....................................   6,500      57,427
                                                                     -----------
REAL ESTATE COMPANIES--0.3%
 Cheung Kong Holdings Ltd. (Hong Kong)......................   8,000      43,561
 Land & Houses Public Co. Ltd. (Thailand)...................   1,500      23,550
                                                                     -----------
                                                                          67,111
                                                                     -----------
SOFTWARE--0.1%
 Simware, Inc.+ (Canada)....................................   2,000      20,000
                                                                     -----------

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
SPECIALTY RETAIL--1.9%
 Interform Ceramics Technologies Ltd. (Hong Kong)........    208,000 $    23,674
 Next PLC (United Kingdom)...............................     17,000     109,003
 Tokyo Electron Ltd. (Japan).............................      7,000     304,578
                                                                     -----------
                                                                         437,255
                                                                     -----------
TELECOMMUNICATIONS--3.1%
 Advanced Information Service PLC Ltd. (Thailand)........      1,000      16,099
 Cable & Wireless PLC (United Kingdom)...................     15,000      98,357
 DDI Corp. (Japan).......................................         25     206,451
 Hong Kong Telecommunications Ltd. (Hong Kong)...........     25,000      45,430
 Nippon Telegraph & Telecommunications Corp. (Japan).....         25     215,284
 P.T. Indonesian Satellite Corp. ADR(1) (Indonesia)......      1,000      35,125
 Philippine Long Distance Telephone Co. (Philippines)....        170      11,353
 Vodafone Group PLC ADR(1) (United Kingdom)..............      2,500     102,500
                                                                     -----------
                                                                         730,599
                                                                     -----------
TRANSPORTATION--0.6%
 Nedlloyd Groep NV (Netherlands).........................      1,300      46,153
 TNT Ltd. (Australia)....................................     60,000      92,050
                                                                     -----------
                                                                         138,203
                                                                     -----------
UTILITIES--1.0%
 Electrabel NPV (Belgium)................................        350      76,548
 Electric Reunidas de Zaragoza (Spain)...................      1,000      21,679
 Hong Kong Electric Holdings Ltd. (Hong Kong)............     12,000      40,121
 Veba AG (Germany).......................................      2,200      87,307
                                                                     -----------
                                                                         225,655
                                                                     -----------
TOTAL FOREIGN EQUITY
 (cost $11,849,166)......................................             12,557,729
                                                                     -----------
TOTAL COMMON STOCK
 (cost $14,794,491)......................................             16,295,854
                                                                     -----------
PREFERRED STOCK--0.6%
AUTOMOTIVE--0.1%
 Fiat SpA(Italy).........................................     15,000      34,884
                                                                     -----------
ENERGY SOURCES--0.2%
 Cemig Cia Energ Mg(Brazil)..............................  1,650,000      36,874
                                                                     -----------

 SUNAMERICA GLOBAL BALANCED FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)

                                                     SHARES/RIGHTS
                                                    PRINCIPAL AMOUNT
                                                    (DENOMINATED IN
                                                    LOCAL CURRENCY)     VALUE
               SECURITY DESCRIPTION                  (IN THOUSANDS)   (NOTE 2)
--------------------------------------------------------------------------------
PREFERRED STOCK (CONTINUED)
HOUSEHOLD PRODUCTS--0.3%
 Friedrich Grohe AG(Germany)......................          300      $    78,936
                                                                     -----------
TOTAL PREFERRED STOCK
 (cost $157,778)..................................                       150,694
                                                                     -----------
RIGHTS--0.0%+
COMMUNICATION EQUIPMENT--0.0%
 Ericsson (L.M.) Telephone Co. ADR(1) (Brazil)
 (cost $0)........................................        4,000                0
                                                                     -----------
WARRANTS--0.0%+
CONSTRUCTION & HOUSING--0.0%
 Chevalier International Holdings
 (cost $0)........................................      111,200            5,250
                                                                     -----------
FOREIGN BOND--17.6%
 Federal Republic of Germany
 8.38% due 5/21/01 ...............................          300          232,085
 Government of Canada
 7.50% due 9/01/00 ...............................          800          598,764
 Government of France
 8.25% due 2/27/04 ...............................          600          128,297
 8.50% due 3/28/00 ...............................        1,000          216,469
 8.50% due 3/15/02 ...............................          250          339,507
 Government of New Zealand
 10.00% due 3/15/02 ..............................          500          363,580
 Government of Spain
 10.00% due 2/28/05 ..............................       50,000          383,599
 Government of Japan
 4.10% due 12/22/03 ..............................       25,000          277,094
 6.60% due 6/20/01 ...............................       40,000          499,076
 Kingdom of Belgium
 6.50% due 3/31/05 ...............................        7,000          226,881
 Treuhandanstalt (Germany)
 6.13% due 6/25/98 ...............................          100           72,120
 United Kingdom Treasury
 8.50% due 12/07/05 ..............................          400          648,009
 9.00% due 3/03/00 ...............................          100          166,298
                                                                     -----------
TOTAL FOREIGN BOND
 (cost $4,212,571)................................                     4,151,779
                                                                     -----------
U.S. TREASURY NOTES--6.5%
 United States Treasury
  Notes 6.88% due 7/31/99.........................      $   400          411,876
 United States Treasury
  Notes 7.88% due 11/15/04........................        1,000        1,112,030
                                                                     -----------
TOTAL U.S. TREASURY NOTES
 (cost $1,414,000)................................                     1,523,906
                                                                     -----------
TOTAL INVESTMENT SECURITIES--93.8%
 (cost $20,578,840)...............................                    22,127,483
                                                                     -----------

                                                        SHARES/
                                                    PRINCIPAL AMOUNT
                                                    (DENOMINATED IN
                                                    LOCAL CURRENCY)     VALUE
               SECURITY DESCRIPTION                  (IN THOUSANDS)   (NOTE 2)
SHORT-TERM SECURITIES--2.4%
 Cayman Island Time Deposit 3.25% due 10/02/95....       $ 434       $   434,000
 State Street Bank Time Deposit 5.50% due
  10/02/95........................................         135           135,000
                                                                     -----------
TOTAL SHORT-TERM SECURITIES
 (cost $569,000)..................................                       569,000
                                                                     -----------
REPURCHASE AGREEMENT--0.5%
 Joint Repurchase Agreement Account 6.25% due
  10/02/95 (Note 3) (cost $121,000)...............         121           121,000
                                                                     -----------
TOTAL INVESTMENTS--
 (cost $21,268,840)...............................        96.7%       22,817,483
Other assets less liabilities.....................         3.3           773,518
                                                         -----       -----------
NET ASSETS--                                             100.0%      $23,591,001
                                                         =====       ===========

-------
+Non-income producing securities
(1)ADR ("American Depositary Receipt")
(2)GDS ("Global Depositary Shares")
(3)GDR ("Global Depositary Receipt")
(4)ADS ("American Depositary Shares")
(5)Fair valued security, see Note 2.
  Allocation of net assets by
  currency as of September 30,
  1995:
     Japanese Yen 23.2%
     U.S. Dollar  22.3
     British
       Pound      13.7
     French Franc  5.2
     Canadian
       Dollar      4.1
     Australian
       Dollar      3.2
     German Mark   2.6
     Dutch Guilder 2.3
     Belgium Franc 2.0
     Spanish
       Peseta      1.8
     Swedish Krona 1.7
     New Zealand
       Dollar      1.5
     Irish Punt    1.3
     Swiss Franc   1.1
     Hong-Kong
       Dollar      1.0
     Brazilian
       Real        0.8
     Italian Lira  0.8
     Singapore
       Dollar      0.8
     Finnish
       Markka      0.7
     Thailand Baht 0.7
     Indonesian
       Rupiah      0.6
     Malaysian
       Ringgit     0.6
     Philippines
       Peso        0.5
     Korean Won    0.4
     Danish Kroner 0.3
     Chilean Peso  0.2
     Portuguese
       Escudo      0.2
     Austrian
       Schilling   0.1
     Indian Rupee  0.1
See Note to Financial Statements

 SUNAMERICA GROWTH & INCOME FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--66.5%
AUTOMOTIVE--1.0%
 Ford Motor Co...............................................  2,000 $    62,250
                                                                     -----------
BANKS--1.3%
 First Union Corp. ..........................................  1,500      76,500
                                                                     -----------
BROADCASTING & MEDIA--2.4%
 NYNEX Cablecomms Group PLC ADR(1)+..........................  3,000      69,000
 Viacom, Inc. Class B+.......................................  1,500      74,625
                                                                     -----------
                                                                         143,625
                                                                     -----------
CHEMICALS--1.1%
 du Pont (E.I.) de Nemours & Co..............................  1,000      68,750
                                                                     -----------
COMMUNICATION EQUIPMENT--2.5%
 Motorola, Inc...............................................  2,000     152,750
                                                                     -----------
CONGLOMERATE--4.3%
 AlliedSignal, Inc...........................................  3,000     132,375
 General Electric Co.........................................  2,000     127,500
                                                                     -----------
                                                                         259,875
                                                                     -----------
DEPARTMENT STORES--2.6%
 Woolworth Corp. ............................................ 10,000     157,500
                                                                     -----------
ENERGY SERVICES--2.1%
 Reading & Bates Corp........................................  5,000      60,000
 Sonat Offshore Drilling, Inc................................  2,000      65,250
                                                                     -----------
                                                                         125,250
                                                                     -----------
ENERGY SOURCES--3.3%
 Amoco Corp..................................................  1,000      64,125
 Royal Dutch Petroleum Co. ADR(1)............................    500      61,375
 Tatham Offshore, Inc.+......................................  5,000      10,625
 Texaco, Inc.................................................  1,000      64,625
                                                                     -----------
                                                                         200,750
                                                                     -----------
FINANCIAL SERVICES--2.0%
 Dean Witter, Discover & Co..................................  1,500      84,375
 Quorum Growth, Inc.+........................................  7,000      39,068
                                                                     -----------
                                                                         123,443
                                                                     -----------
FOOD, BEVERAGE & TOBACCO--5.9%
 Heinz (H.J.) Co.............................................  4,500     205,875
 Philip Morris Cos., Inc.....................................  1,000      83,500
 Quaker Oats Co..............................................  2,000      66,250
                                                                     -----------
                                                                         355,625
                                                                     -----------

                                                                        VALUE
                     SECURITY DESCRIPTION                      SHARES  (NOTE 2)
FOREST PRODUCTS--0.5%
 Gaylord Container Corp.+..................................... 3,000  $   28,313
                                                                      ----------
HEALTH SERVICES--2.2%
 OrNda Healthcorp+............................................ 3,000      63,750
 U.S. HealthCare, Inc......................................... 2,000      70,750
                                                                      ----------
                                                                         134,500
                                                                      ----------
HOUSEHOLD PRODUCTS--2.3%
 Duracell International, Inc.................................. 1,500      67,313
 USA Detergents, Inc.+........................................ 3,500      72,625
                                                                      ----------
                                                                         139,938
                                                                      ----------
INSURANCE--2.4%
 Aetna Life & Casualty Co..................................... 2,000     146,750
                                                                      ----------
LEISURE & TOURISM--2.6%
 Harrah's Entertainment, Inc.................................. 3,000      87,750
 Promus Hotel Corp.+.......................................... 3,000      68,250
                                                                      ----------
                                                                         156,000
                                                                      ----------
METALS & MINING--0.1%
 Carbide/Graphite Group, Inc.+................................   500       7,063
                                                                      ----------
PHARMACEUTICALS--10.3%
 Abbott Laboratories.......................................... 2,000      85,250
 Amgen, Inc.+................................................. 2,000      99,750
 Bristol-Myers Squibb Co...................................... 1,000      72,875
 Glaxo Holdings PLC ADR(1).................................... 4,000      96,500
 Merck & Co., Inc. ........................................... 1,500      84,000
 Warner-Lambert Co. .......................................... 2,000     190,500
                                                                      ----------
                                                                         628,875
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS--2.1%
 Patriot American Hospitality, Inc.+.......................... 5,000     128,125
                                                                      ----------
SOFTWARE--2.1%
 Computron Software, Inc.+.................................... 2,500      43,125
 Netscape Communications Corp.+............................... 1,000      62,500
 Simware, Inc.+............................................... 2,000      20,000
                                                                      ----------
                                                                         125,625
                                                                      ----------
TELECOMMUNICATIONS--4.7%
 AT&T Corp.................................................... 2,000     131,500
 Frontier Corp................................................ 3,000      79,875
 PanAmSat Corp................................................ 3,000      45,750
 Tel-Save Holdings, Inc.+..................................... 2,000      30,750
                                                                      ----------
                                                                         287,875
                                                                      ----------

 SUNAMERICA GROWTH & INCOME FUND
 PORTFOLIO OF INVESTMENTS -- September 30, 1995 -- (continued)

                                                                        VALUE
                     SECURITY DESCRIPTION                      SHARES  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELEPHONE--4.0%
 Bell Atlantic Corp........................................... 1,500  $   92,062
 BellSouth Corp............................................... 1,000      73,125
 GTE Corp..................................................... 2,000      78,500
                                                                      ----------
                                                                         243,687
                                                                      ----------
UTILITIES--4.7%
 Baltimore Gas & Electric Co.................................. 3,000      77,625
 FPL Group, Inc............................................... 2,000      81,750
 General Public Utilities Corp................................ 2,500      77,812
 Pacific Enterprises.......................................... 2,000      50,250
                                                                      ----------
                                                                         287,437
                                                                      ----------
TOTAL COMMON STOCK
 (cost $3,693,134)............................................         4,040,506
                                                                      ----------
PREFERRED STOCK--3.0%
BANKS--1.3%
 Wells Fargo & Co. ........................................... 3,000      77,625
                                                                      ----------
FOREST PRODUCTS--0.8%
 James River Corp............................................. 2,000      50,250
                                                                      ----------
RESTAURANTS--0.9%
 McDonald's Corp.............................................. 2,000      52,250
                                                                      ----------
TOTAL PREFERRED STOCK
 (cost $176,645)..............................................           180,125
                                                                      ----------

                                                   PRINCIPAL AMOUNT   VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)
BONDS & NOTES--0.9%
FOREST PRODUCTS--0.9%
 Stone Container Corp.
 11.88% due 12/01/98
  (cost $51,625)..................................       $ 50       $   53,750
                                                                    ----------
TOTAL INVESTMENT SECURITIES--70.4%
 (cost $3,921,404)................................                   4,274,381
                                                                    ----------
REPURCHASE AGREEMENT--31.0%
 Joint Repurchase Agreement Account with Yamaichi
  International, Inc. (Note 3)....................        940          940,000
 Joint Repurchase Agreement Account with Chemical
  Securities, Inc. (Note 3).......................        941          941,000
                                                                    ----------
TOTAL REPURCHASE AGREEMENTS
 (cost $1,881,000)................................                   1,881,000
                                                                    ----------
TOTAL INVESTMENTS--
 (cost $5,802,404)................................      101.4%       6,155,381
Liabilities in excess of other assets.............       (1.4)         (85,070)
                                                        -----       ----------
NET ASSETS--                                            100.0%      $6,070,311
                                                        =====       ==========

--------
 + Non-income producing security
(1) ADR ("American Depositary Receipt")

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995
Note 1. Organization

  SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"). An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), SunAmerica Small Company Growth Fund ("Small Company Growth Fund"), SunAmerica Global Balanced Fund ("Global Balanced Fund") and SunAmerica Growth and Income Fund ("Growth and Income Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes.

  Each Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class B shares of each Fund will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), except that Class B shares are subject to higher distribution fee rates.

Note 2. Significant Accounting Policies

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded or, if there is no sale on such day, the last bid price quoted on such day. If there is no sale on that day, then securities are valued at the bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued) their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  REPURCHASE AGREEMENTS. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  OPTIONS: The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Fund purchased upon exercise of the option.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Equity Funds, except for the Global Balanced Fund and the Growth and Income Fund, do not amortize premiums or accrue discounts except original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (of the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued)

  Dividends from net investment income are paid semiannually, except for Balanced Assets Fund and Growth and Income Fund which pay quarterly. Capital gain distributions, if any, are paid annually.

  INVESTMENT SECURITIES LOANED: During the year ended September 30, 1995, Balanced Assets Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. To the extent income is earned on the cash collateral invested, it is recorded as interest income. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  At September 30, 1995, Balanced Assets Fund had loaned a security having a value of $5,446,100 and held cash collateral of $5,443,750 for this loan. The value of the collateral was sufficient at the time the loan agreement was entered into. As a result of an increase in the market value of the loaned security, the Fund was furnished with additional collateral on the following business day.

  FOREIGN CURRENCY TRANSACTION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at published rates on the following basis:

    (i) market value of investment securities, other assets and liabilities--at the closing rate of exchange.

    (ii) purchases and sales of investment securities, income and expenses-- at the rate of exchange prevailing on the respective dates of such transactions.

  Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or incurred.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued)

  FEDERAL INCOME TAXES: It is the Funds' policy to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable net income to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

  Global Balanced Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues such taxes when the related income is earned.

  ORGANIZATIONAL EXPENSES: Costs incurred by SAAMCo in connection with the organization of Global Balanced Fund and Growth and Income Fund amounted to $4,347 and $1,383, respectively. These costs are being amortized on a straight line basis by the Funds over a period not to exceed 60 months from the date the Funds commenced operations. Costs incurred by SAAMCo in connection with the registration of Global Balanced (Class A, Class B) and Growth and Income Fund (Class A, Class B) amounted to $10,808 for each class of each Fund. These costs are being amortized on a straight line basis by the classes over a period not to exceed 12 months from the date each class commenced operations.

  EXPENSES: Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset values.

  STATEMENT OF POSITION 93-2: As required by Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, permanent book-tax differences relating to shareholder distributions have been reclassified. Net investment income/loss, net realized gain/loss, and net assets are not affected. The following table discloses the current year reclassifications between accumulated undistributed net investment income/loss and accumulated undistributed net realized gain/loss on investments.

                                             ACCUMULATED   ACCUMULATED
                                            UNDISTRIBUTED UNDISTRIBUTED   PAID
                                            NET REALIZED  NET INVESTMENT   IN
                                              GAIN/LOSS    INCOME/LOSS   CAPITAL
                                            ------------- -------------- -------
   Balanced Assets Fund....................   $       0      $      0      $ 0
   Blue Chip Growth Fund...................     (42,924)       42,924        0
   Mid-Cap Growth Fund.....................    (237,498)      237,498        0
   Small Company Growth Fund...............    (587,404)      587,404        0
   Global Balanced Fund....................    (565,991)      565,991        0
   Growth and Income Fund..................           0             0        0

Note 3. Joint Repurchase Agreement Account

  As of September 30, 1995, Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund, Global Balanced Fund and Growth and Income Fund had a 15.2%, 4.6%, 3.0%, 19.3%, 0.1% and 0.9% undivided interest, respectively, which represented $15,638,000, $4,715,000, $3,059,000, $19,896,000, $121,000 and $941,000, respectively, in principal amount in a joint repurchase agreement with Chemical Securities, Inc. In addition, the Growth and Income Fund

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS --September 30, 1995 -- (continued) had a 0.8% undivided interest which represented $940,000 in principal amount in a joint repurchase agreement with Yamaichi International, Inc. As of such date, the cash repurchase agreement in the joint account and the collateral therefore was as follows:

  Chemical Securities, Inc. Repurchase Agreement, 6.25% dated 9/29/95, in the principal amount of $102,947,000 repurchase price $103,000,618 due 10/02/95 collateralized by $50,000,000 U.S. Treasury Notes 6.875% due 10/31/96, $50,000,000 U.S. Treasury Notes 6.125% due 5/31/97 and $1,850,000 U.S.
  Treasury Notes 6.125% due 5/31/97, approximate aggregate value
  $105,092,351.

  Yamaichi International, Inc. Repurchase Agreement, 6.45% dated 9/29/95, in the principal amount of $120,864,000 repurchase price $120,928,964 due 10/02/95 collateralized by $49,250,000 U.S. Treasury Notes 8.75% due 11/15/08, $22,375,000 U.S. Treasury Bills 5.365% due 8/22/96, $19,375,000
  U.S. Treasury Notes 6.25% due 8/15/23, $13,090,000 U.S. Treasury Notes 8.75% due 8/15/00 and $8,500,000 U.S. Treasury Notes 9.25% due 2/15/16,
  approximate aggregate value $128,362,436.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo (the "Adviser"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee to SAAMCo with respect to each Fund (other than the Global Balanced Fund) is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter. The Global Balanced Fund pays the Adviser a fee, payable monthly, computed daily at the annual rate of 1.00% on the first $350 million of the Fund's average daily net assets, .90% on the next $350 million of net assets and .85% on net assets over $700 million. For the year ended September 30, 1995, SAAMCo earned fees of $1,821,586, $565,835, $294,505, $819,449, $269,441 and $32,455 for Balanced
  Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund, Global Balanced Fund and Growth and Income Fund, respectively (of which SAAMCo agreed to waive $115,214 and $32,455 for Global Balanced and Growth and Income Fund, respectively.) In addition to the aforementioned, SAAMCo, on behalf of SunAmerica Global Balanced Fund, has entered into Sub-Advisory Agreements with AIG Asset Management, Inc. ("AIGAM") and Goldman Sachs Asset Management International ("GSAM") under which AIGAM and GSAM act as sub-advisers for the Fund.

  SAAMCo pays to AIGAM a monthly fee with respect to those net assets of the Global Balanced Fund actually managed by AIGAM computed based on average daily net assets at the following annual rates: .50% on the first $50 million of such assets, .40% of the next $100 million of such assets, .30% on the next $150 million of such assets, and .25% of such assets in excess of $300 million. Also, from the investment advisory fee the Adviser pays GSAM a monthly fee with respect to those net assets of

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued) the Global Balanced Fund actually managed by GSAM computed based on average daily net assets, at the following annual rates: .40% on the first $50 million of such assets, .30% on the next $100 million of such assets, .25% on the next $100 million of such assets, and .20% of such assets in excess of $250 million. For the year ended September 30, 1995, SAAMCo paid AIGAM and GSAM fees of $75,883 and $29,912, respectively.

  SAAMCo has agreed that, in any fiscal year, it will refund or rebate its management fees to each of the Funds to the extent that the Fund's expenses (including the fees of SAAMCo and amortization of organizational expenses, but excluding interest, taxes, brokerage commissions, distribution fees and other extraordinary expenses) exceed the most restrictive expense limitation imposed by states where the Fund's shares are sold. The most restrictive expense limitation is presently believed to be 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of average net assets and 1 1/2% of such net assets in excess of $100 million. For the year ended September 30, 1995, SAAMCo refunded its management fee in the amount of $32,455 for Growth and Income Fund.

  For the year ended September 30, 1995, SAAMCo has agreed to voluntarily waive fees and reimburse expenses of $13,179 and $10,554, for Blue Chip Growth Fund (Class A) and Mid-Cap Growth Fund (Class B), respectively, related to registration and transfer agent fees.

  For the year ended September 30, 1995, SAAMCo has agreed to voluntarily reimburse expenses of $64,080 and $37,971 for Growth and Income Fund (Class A, Class B), respectively, related to both class specific and fund level expenses.

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"). Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan" and the "Class B Plan." In adopting the Class A Plan and the Class B Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B Plan, the Distributor receives payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS --September 30, 1995 -- (continued) compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan or Class B Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers. For the year ended September 30, 1995, SACS earned fees of $1,986,988, $675,044, $177,911, $744,340, $186,019 and $22,214 for Balanced Assets Fund, Blue
  Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund, Global Balanced Fund and Growth and Income Fund, respectively (of which $16,747 was waived on Growth and Income Fund.)

  For the year ended September 30, 1995, SACS has advised the Funds that it has received sales concessions on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers as follows:

                                          SALES      AFFILIATED   NON-AFFILIATED
                                       CONCESSIONS BROKER-DEALERS BROKER-DEALERS
                                       ----------- -------------- --------------
   Balanced Assets Fund...............  $565,677      $411,596       $ 75,078
   Blue Chip Growth Fund..............    33,816        27,360          1,368
   Mid-Cap Growth Fund................   104,245        69,230         18,014
   Small Company Growth Fund..........   602,843       317,796        201,595
   Global Balanced Fund...............   139,083       100,770         21,897
   Growth and Income Fund.............    22,142        14,608          4,434

  SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class B shares. For the year ended September 30, 1995, SACS informed the Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund, Global Balanced Fund and Growth and Income Fund that it received approximately $367,583, $88,628, $40,076, $105,710, $47,198, and
  $1,965, respectively, in contingent deferred sales charges.

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to reimburse SAFS for costs incurred in providing such services which is approved annually by the Trustees. For the year ended September 30, 1995, Balanced Assets Fund (Class A, Class B), Blue Chip Growth Fund (Class A, Class B), Mid-Cap Growth Fund (Class A, Class B), and Small Company Growth Fund (Class A, Class B), Global Balanced Fund (Class A, Class B) and Growth and Income Fund (Class A, Class B) incurred expenses of $137,209, $352,821, $25,108, $116,049, $61,957,
  $10,794, $105,105, $107,097, $23,995, $25,833, $5,388 and $2,143,
  respectively, to reimburse SAFS pursuant to the terms of the Service Agreement. Of these amounts, $21,110, $28,440, $7,580, $6,769, $6,872,
  $2,060, $16,380, $12,014, $1,903, $2,512, $619 and $391, respectively, were payable to SAFS at September 30, 1995.

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued)
Note 5. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds form sales and maturities of investments (excluding U.S. Government securities and short-term investments) during the year ended September 30, 1995 were as follows:

                               BALANCED    BLUE CHIP     MID-CAP    SMALL COMPANY   GLOBAL    GROWTH AND
                                ASSETS       GROWTH       GROWTH       GROWTH      BALANCED     INCOME
                                 FUND         FUND         FUND         FUND         FUND        FUND
                             ------------ ------------ ------------ ------------- ----------- ----------
    Aggregate purchases..... $289,525,306 $176,523,353 $133,977,805 $310,166,932  $34,724,172 $8,000,782
                             ------------ ------------ ------------ ------------  ----------- ----------
    Aggregate sales......... $304,093,080 $192,027,508 $143,477,529 $309,617,601  $34,079,727 $7,248,528
                             ============ ============ ============ ============  =========== ==========

Note 6. Portfolio Securities (Tax Basis)

  The cost of securities and the aggregate gross unrealized appreciation and depreciation of securities at September 30, 1995 were as follows:

                                BALANCED     BLUE CHIP     MID-CAP    SMALL COMPANY    GLOBAL     GROWTH AND
                                 ASSETS       GROWTH       GROWTH        GROWTH       BALANCED      INCOME
                                  FUND         FUND         FUND          FUND          FUND         FUND
                              ------------  -----------  -----------  -------------  -----------  ----------
    Cost (tax basis)........  $252,420,918  $68,330,019  $31,572,324  $114,199,842   $21,283,331  $5,802,404
                              ============  ===========  ===========  ============   ===========  ==========
    Appreciation............  $ 27,334,681  $ 8,673,797  $ 6,469,040   $26,162,037   $ 2,161,547  $  416,349
    Depreciation............    (2,451,654)    (699,241)    (551,651)   (2,244,323)     (627,395)    (63,372)
                              ------------  -----------  -----------  ------------   -----------  ----------
    Unrealized appreciation/
     depreciation--net......  $ 24,883,027  $ 7,974,556  $ 5,917,389   $23,917,714   $ 1,534,152  $  352,977
                              ============  ===========  ===========  ============   ===========  ==========

  Capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. Accordingly, the Global Balanced Fund incurred and will defer net capital losses of $1,443,904 to the taxable year ended September 30, 1996. To the extent these losses are used to offset future gains, it is probable that the gains so offset will not be distributed.

  At September 30, 1995, Global Balanced Fund had net capital loss carryforwards of $17,364 which are available to the extent provided in regulations to offset future capital gains and which will expire in 2003. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued)

Note 7. Open Forward Currency Contracts

  At September 30, 1995, the Global Balanced Fund engaged in the trading of forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Global Balanced Fund held the following forward currency contracts at September 30, 1995:

                                                                                  GROSS
       CONTRACT                  IN                     DELIVERY                UNREALIZED
      TO DELIVER            EXCHANGE FOR                  DATE                 APPRECIATION
   ----------------         -------------               --------               ------------
   BEL    6,665,750         USD   234,927               10/31/95                 $  7,227
   BEL    9,584,224         DEM   464,622                9/09/96                      409
   JPY   30,219,570         DEM   467,000               10/13/95                   21,232
   JPY   49,071,257         USD   564,362               10/17/95                   67,440
   JPY   48,360,804         USD   552,253               10/17/95                   62,526
   XEU      268,005         USD   356,326               10/20/95                    9,047
   *USD     149,488         CAD   203,608               11/14/95                    1,903
   *DEM     341,037         USD   247,074               10/24/95                    8,108
   *USD     235,523         DEM   341,037               10/24/95                    3,444
   *DEM     331,553         USD   240,204               10/24/95                    7,882
   *JPY  29,325,945         USD   330,000               10/27/95                   32,520
   *JPY  30,200,840         USD   340,000               10/27/95                   33,645
   *JPY  30,905,600         USD   320,000               10/27/95                    6,496
   *JPY  26,957,385         USD   278,981               10/27/95                    5,528
   *JPY   2,997,295         USD    31,019               10/27/95                      615
   *ITL 506,947,500         DEM   458,838               11/16/95                    9,390
   *NZD     210,401         USD   139,286               10/13/95                      965
   *NZD     292,409         USD   195,329               10/13/95                    3,096
   *NZD     474,431         USD   314,073               10/13/95                    2,177
                                                                                 --------
                                                                                  283,650
                                                                                 --------

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued)

                                                                            GROSS
       CONTRACT                  IN                   DELIVERY            UNREALIZED
      TO DELIVER            EXCHANGE FOR                DATE             DEPRECIATION
   ----------------       -----------------           --------           ------------
   CAD      800,853       USD       585,783           11/14/95            $  (9,686)
   DEM      594,535       USD       399,733           10/13/95              (16,622)
   DEM      324,653       USD       220,403           10/24/95               (7,084)
   DEM    2,000,000       USD     1,344,538           12/12/95              (60,203)
   ESP   51,087,641       USD       408,570           11/27/95               (2,227)
   FRF      642,305       USD       126,513           11/30/95               (3,818)
   FRF    1,114,500       USD       224,970           11/30/95               (1,175)
   GBP      424,431       USD       656,383           12/11/95              (13,183)
   GBP      103,663       USD       163,477           12/11/95                  (58)
   JPY    2,295,584       USD        22,888           10/27/95                 (398)
   JPY  330,000,000       USD     3,356,899           12/12/95              (13,119)
   JPY   34,349,179       USD       339,813           12/18/95              (11,314)
   NZD      551,972       USD       356,353           12/12/95               (4,715)
   *USD     513,821       NZD       766,840           10/13/95               (9,692)
   *USD     140,758       NZD       210,401           10/13/95               (2,438)
   *DEM     450,000       ITL   506,947,500           11/16/95               (3,205)
   *DEM      36,322       USD        24,658           10/24/95                 (793)
   *USD      25,579       DEM        36,322           10/24/95                 (127)
   *USD     233,488       DEM       331,553           10/24/95               (1,166)
   *USD     339,944       JPY    29,325,945           10/27/95              (42,464)
   *USD     315,677       JPY    30,200,840           10/27/95               (9,322)
   *USD     323,044       JPY    30,905,600           10/27/95               (9,540)
   *USD      40,992       JPY     4,026,616           10/27/95                 (146)
   *JPY   4,026,616       USD        40,147           10/27/95                 (699)
   *USD     274,431       JPY    26,957,385           10/27/95                 (978)
   *USD      31,279       JPY     2,992,460           10/27/95                 (924)
   *USD          56       JPY         4,835           10/27/95                   (7)
   *USD     353,637       AUD       466,047           10/30/95               (1,912)
   *AUD     466,047       USD       342,195           10/30/95               (9,530)
   *CAD     203,608       USD       148,928           11/14/95               (2,463)
                                                                          ---------
                                                                           (239,008)
                                                                          ---------
   Net Appreciation.....................................                  $  44,642
                                                                          =========

*Represents open forward currency contracts and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

 AUD--Australian  DEM--Deutsche Mark   GBP--Great Britain  NZD--New Zealand
      Dollar                                Pound               Dollar
 BEF--Belgium     ESP--Spanish Peseta  ITL--Italian Lira   USD--United States
      Franc                                                     Dollar
 CAD--Canadian    FRF--French Franc    JPY--Japanese Yen   XEU--European
      Dollar                                                    Currency

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued)

Note 8. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                            BALANCED ASSETS FUND
                     ----------------------------------------------------------------------------------------------------------
                                         CLASS A                                               CLASS B
                     --------------------------------------------------  ------------------------------------------------------
                             FOR THE                   FOR THE                    FOR THE                     FOR THE
                           YEAR ENDED                YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                       SEPTEMBER 30, 1995        SEPTEMBER 30, 1994         SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                     ------------------------  ------------------------  --------------------------  --------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                     ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
   Shares sold.....   4,667,503  $ 71,426,588   2,698,104  $ 40,272,932    3,071,975   $ 45,998,809    7,440,392   $110,364,992
   Reinvested
    dividends......     265,763     3,756,343     102,965     1,508,917      769,696     10,686,782      332,957      4,879,992
   Shares redeemed.  (1,193,984)  (17,782,121) (1,444,087)  (21,386,612)  (6,322,402)   (95,258,440)  (4,503,874)   (66,040,730)
                     ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
   Net increase
    (decrease).....   3,739,282  $ 57,400,810   1,356,982  $ 20,395,237   (2,480,731)  $(38,572,849)   3,269,475   $ 49,204,254
                     ==========  ============  ==========  ============  ===========  =============  ===========  =============
                                                            BLUE CHIP GROWTH FUND
                     ----------------------------------------------------------------------------------------------------------
                                         CLASS A                                               CLASS B
                     --------------------------------------------------  ------------------------------------------------------
                                                      INCEPTION
                             FOR THE            (OCTOBER 8, 1993)(a)              FOR THE                     FOR THE
                           YEAR ENDED                    TO                     YEAR ENDED                  YEAR ENDED
                       SEPTEMBER 30, 1995        SEPTEMBER 30, 1994         SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                     ------------------------  ------------------------  --------------------------  --------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                     ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
   Shares sold.....   2,404,163   $37,806,801     303,594   $ 4,654,762    8,964,323  $ 134,971,138   10,324,732  $ 160,567,760
   Reinvested
    dividends......      14,956       207,075         943        14,611      372,862      5,128,338      204,303      3,166,759
   Shares redeemed.    (181,804)   (2,884,125)    (96,580)   (1,455,849) (11,706,255)  (177,081,024) (10,751,734)  (166,819,355)
                     ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
   Net increase
    (decrease).....   2,237,315   $35,129,751     207,957   $ 3,213,524   (2,369,070) $ (36,981,548)    (222,699) $  (3,084,836)
                     ==========  ============  ==========  ============  ===========  =============  ===========  =============
                                                             MID-CAP GROWTH FUND
                     ----------------------------------------------------------------------------------------------------------
                                         CLASS A                                               CLASS B
                     --------------------------------------------------  ------------------------------------------------------
                                                                                                             INCEPTION
                             FOR THE                   FOR THE                    FOR THE              (OCTOBER 4, 1993)(a)
                           YEAR ENDED                YEAR ENDED                 YEAR ENDED                      TO
                       SEPTEMBER 30, 1995        SEPTEMBER 30, 1994         SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                     ------------------------  ------------------------  --------------------------  --------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                     ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
   Shares sold.....     247,141  $  3,926,322   2,337,824  $ 35,777,463    4,235,563  $  62,818,790    4,151,875  $  60,390,157
   Reinvested
    dividends......       5,781        79,602     352,721     5,115,552        1,748         24,200       41,302        598,471
   Shares redeemed.    (521,946)   (7,755,976) (2,239,597)  (33,937,663)  (3,989,374)   (59,135,991)  (3,898,362)   (56,242,056)
                     ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
   Net increase
    (decrease).....    (269,024) $ (3,750,052)    450,948  $  6,955,352      247,937  $   3,706,999      294,815  $   4,746,572
                     ==========  ============  ==========  ============  ===========  =============  ===========  =============

  (a) Commencement of sale of respective class of shares

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued)

                                                         SMALL COMPANY GROWTH FUND
                     ---------------------------------------------------------------------------------------------------------
                                         CLASS A                                               CLASS B
                     ---------------------------------------------------  ----------------------------------------------------
                             FOR THE                    FOR THE                    FOR THE                    FOR THE
                            YEAR ENDED                YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                        SEPTEMBER 30, 1995        SEPTEMBER 30, 1994         SEPTEMBER 30, 1995         SEPTEMBER 30, 1994
                     -------------------------  ------------------------  --------------------------  ------------------------
                       SHARES       AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT
                     ----------  -------------  ----------  ------------  -----------  -------------  ----------  ------------
   Shares sold.....   6,544,632  $ 130,462,164   9,770,630  $171,305,427    9,886,153  $ 196,092,402   9,949,146  $170,413,433
   Reinvested
    dividends......      54,753        964,756     177,646     3,055,538       62,016      1,085,149     222,219     3,817,482
   Shares redeemed.  (5,262,148)  (102,586,803) (9,637,891) (168,923,280) (10,265,178)  (202,833,358) (9,011,396) (153,722,671)
                     ----------  -------------  ----------  ------------  -----------  -------------  ----------  ------------
   Net increase
    (decrease).....   1,337,237  $  28,840,117     310,385  $  5,437,685     (317,009) $  (5,655,807)  1,159,969  $ 20,508,244
                     ==========  =============  ==========  ============  ===========  =============  ==========  ============
                                                            GLOBAL BALANCED FUND
                     ---------------------------------------------------------------------------------------------------------
                                         CLASS A                                               CLASS B
                     ---------------------------------------------------  ----------------------------------------------------
                                                       INCEPTION                                             INCEPTION
                             FOR THE              (JUNE 15, 1994)(a)               FOR THE              (JUNE 16, 1994)(a)
                            YEAR ENDED                    TO                     YEAR ENDED                     TO
                        SEPTEMBER 30, 1995        SEPTEMBER 30, 1994         SEPTEMBER 30, 1995         SEPTEMBER 30, 1994
                     -------------------------  ------------------------  --------------------------  ------------------------
                       SHARES       AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT
                     ----------  -------------  ----------  ------------  -----------  -------------  ----------  ------------
   Shares sold.....     750,764  $   5,173,301   1,933,627  $ 13,483,754    1,150,637  $   7,847,490   2,132,333  $ 14,947,304
   Reinvested
    dividends......       4,067         27,252          --            --        2,161         14,461          --            --
   Shares redeemed.  (1,342,777)    (9,319,908)    (38,577)     (268,643)  (1,199,716)    (8,126,345)   (170,068)   (1,177,938)
                     ----------  -------------  ----------  ------------  -----------  -------------  ----------  ------------
   Net increase....    (587,946) $  (4,119,355)  1,895,050  $ 13,215,111      (46,918) $    (264,394)  1,962,265  $ 13,769,366
                     ==========  =============  ==========  ============  ===========  =============  ==========  ============
                                                           GROWTH AND INCOME FUND
                     ---------------------------------------------------------------------------------------------------------
                                         CLASS A                                               CLASS B
                     ---------------------------------------------------  ----------------------------------------------------
                                                       INCEPTION                                             INCEPTION
                             FOR THE               (JULY 1, 1994)(a)               FOR THE               (JULY 6, 1994)(a)
                            YEAR ENDED                    TO                     YEAR ENDED                     TO
                        SEPTEMBER 30, 1995        SEPTEMBER 30, 1994         SEPTEMBER 30, 1995         SEPTEMBER 30, 1994
                     -------------------------  ------------------------  --------------------------  ------------------------
                       SHARES       AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT
                     ----------  -------------  ----------  ------------  -----------  -------------  ----------  ------------
   Shares sold.....     542,589  $   4,112,191     414,349  $  3,037,584      301,384  $   2,380,132      68,811  $    510,253
   Reinvested
    dividends......      25,040        190,918       3,411        25,414        7,758         61,110         154         1,146
   Shares redeemed.    (562,875)    (4,274,466)     (1,377)      (10,263)     (37,348)      (295,806)    (38,138)     (285,414)
                     ----------  -------------  ----------  ------------  -----------  -------------  ----------  ------------
   Net increase....       4,754  $      28,643     416,383  $  3,052,735      271,794  $   2,145,436      30,827  $    225,985
                     ==========  =============  ==========  ============  ===========  =============  ==========  ============

  (a) Commencement of sale of respective class of shares

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1995 -- (continued)

Note 9. Commitments and Contingencies

  The SunAmerica family of mutual funds may borrow up to $75,000,000 under an uncommitted line of credit with State Street Bank and Trust Company with interest payable at the Federal Funds rate plus 100 basis points. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

Note 10. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of September 30, 1995, the Funds had accrued $5,120, $1,867, $886, $2,243, $436 and $58 which is included in accrued expenses on the Statement of Assets and Liabilities, and for the year ended September 30, 1995 expensed $3,883, $1,381, $670, $1,716, $436 and $56 for the Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund, Global Balanced Fund and Growth and Income Fund, respectively, for the Retirement Plan which is included in Trustees' fees and expenses on the Statement of Operations.

 SUNAMERICA EQUITY FUNDS
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of SunAmerica Equity Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Mid-Cap Growth Fund, SunAmerica Small Company Growth Fund, SunAmerica Global Balanced Fund and SunAmerica Growth and Income Fund (constituting SunAmerica Equity Funds, hereafter referred to as the "Fund") at September 30, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas New York, New York November 10, 1995

 SUNAMERICA EQUITY FUNDS
 SHAREHOLDER TAX INFORMATION--(UNAUDITED)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 1995. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1995. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under separate cover in January 1996.

During the year ended September 30, 1995 the Funds paid the following dividends per share:

                               TOTAL   ORDINARY NET SHORT-TERM   NET LONG-TERM
                             DIVIDENDS  INCOME   CAPITAL GAINS   CAPITAL GAINS
                             --------- -------- --------------- ---------------
Balanced Assets Class A.....   $1.03     $.45        $.26            $.32
Balanced Assets Class B.....     .94      .36         .26             .32
Blue Chip Growth Class A....    1.09      --          .27             .82
Blue Chip Growth Class B....    1.09      --          .27             .82
Mid-Cap Growth Class A......     .04      .04         --              --
Mid-Cap Growth Class B......     .02      .02         --              --
Small Company Growth Class
 A..........................     .41      --          .22             .19
Small Company Growth Class
 B..........................     .41      --          .20             .21
Global Balanced Class A.....     .01      .01         --              --
Global Balanced Class B.....     .01      .01         --              --
Growth and Income Class A...     .45      .30         .15             --
Growth and Income Class B...     .43      .28         .15             --

  For the year ended September 30, 1995, 24.5%, 19.5%, 4.1%, 34.9% and 17.2%
of the dividends paid from ordinary income by Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Global Balanced Fund and Growth and Income Fund, respectively, qualified for the 70% dividends received deductions for corporations.

                             APPENDIX

           CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody's Investors Service, Inc.'s ("Moody's") Corporate Ratings

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody's Commercial Paper Ratings

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --   Leading market positions in well established industries
     --   High rates of return on funds employed

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate Debt Ratings

     A Standards & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The

          D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor's Commercial Paper Ratings.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                    PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

     (a)  Financial Statements:

          Set forth in Part B of Registrant's Statement of Additional Information are the audited financial statements of the SunAmerica Equity Funds with respect to Registrant's fiscal year ended September 30, 1995. Selected per share data and ratios are set forth in Part A of the Prospectus under the caption "Financial Highlights." No financial statements are included in Part C.

          All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.

     (b)  Exhibits:

           (1)      Declaration of Trust, as amended.

           (2)      By-Laws, as amended.

           (3)      Inapplicable.

           (4) Specimen Certificates with respect to Global Balanced Fund and Growth and Income Fund series. Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1995. Specimen Certificates with respect to Balanced Assets Fund, Value Fund, Growth Fund and Emerging Growth Fund series. Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1994.

           (5)(a) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. with respect to the Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth, and Small Company Growth Fund. Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1994. Form of Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. with respect to the Global Balanced Fund and Growth and Income Fund series. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on April 7, 1994.

           (5)(b) Form of Sub-Advisory Agreement between SunAmerica Asset Management Corp. and Goldman Sachs Asset Management International

                    ("GSAMI") with respect to the Global Balanced Fund series, and a form of Sub-Advisory Agreement between SunAmerica Asset Management Corp. and AIG Asset Management, Inc. ("AIGAM") with respect to the Global Balanced Fund series. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on April 7, 1994.

           (5)(c) Form of Sub-Sub-Advisory Agreement between AIGAM and AIGAM International Limited with respect to the foreign equity component of the Global Balanced Fund series. Incorporated herein by referenced to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on June 7, 1994.

           (6)(a) Distribution Agreement between Registrant and SunAmerica Capital Services, Inc. with respect to the Balanced Assets, Blue Chip Growth Fund, Mid-Cap Growth, and Small Company Growth Fund. Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1994. Form of Distribution Agreement between Registrant and SunAmerica Capital Services, Inc. with respect to the Global Balanced Fund and Growth and Income Fund series. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on April 7, 1994.

           (6)(b) Dealer Agreement. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on August 14, 1986.

           (7) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on April 7, 1994.

           (8)      Custodian Agreement between Registrant and State Street
                    Bank and Trust Company.   Incorporated herein by
                    reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1995.

           (9)(a) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1995.

           (9)(b) Service Agreement between Registrant and SunAmerica Fund Services, Inc. with respect to the Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth, and Small Company Growth Fund series. Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1994. Form of Service Agreement between

                    Registrant and SunAmerica Fund Services, Inc. with respect to the Global Balanced Fund and Growth and Income Fund series. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on April 7, 1994.

           (10) Opinion and Consent of Counsel. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on April 7, 1994.

           (11)     Consent of Independent Accountants.

           (12)     Inapplicable.

           (13)     Inapplicable.

           (14)     Model Retirement Plans.

           (15) Distribution Plans pursuant to Rule 12b-1 (Class A Shares and Class B Shares) with respect to the Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth, and Small Company Growth Fund series. Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1994. Forms of Distribution Plans pursuant to Rule 12b-1 (Class A Shares and Class B Shares) with respect to the Global Balanced Fund and Growth and Income Fund series. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on April 7, 1994.

           (16)     Schedule of Computation of Performance Quotations.

           (17)     Powers of Attorney.


Item 25.  Persons Controlled By or Under Common Control With Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 26.  Number of Holders of Securities.

                                       Class A Shares       Class B Shares
                                       Number of Record     Number of Record
                                       Holders as of        Holders as of
     Title of Class                    December 31, 1995    December 31, 1995
     --------------                    -----------------    -----------------

     Balanced Assets Fund                     14,310              10,384
     Shares of Beneficial Interest
     ($.01 par value)

     Blue Chip Growth Fund                     6,896               4,461
     Shares of Beneficial Interest
     ($.01 par value)

     Mid-Cap Growth Fund                       3,618                 901
     Shares of Beneficial Interest
     ($.01 par value)

     Small Company Growth Fund`               10,635               5,439
     Shares of Beneficial Interest
     ($.01 par value)

     Global Balanced Fund                        874               1,206
     Shares of Beneficial Interest
     ($.01 par value)

     Growth and Income Fund                      156                 273
     Shares of Beneficial Interest
     ($.01 par value)


Item 27.  Indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of the Investment Adviser.

          Information concerning the business and other connections of SunAmerica Asset Management Corp. is incorporated herein by reference to SunAmerica Asset Management Corp.'s Form ADV (File No. 801-19813) and information concerning the business and other connections of GSAMI is incorporated herein by reference to GSAMI's Form ADV (File No. 801-16048), and information concerning the business and other connections of AIGAM is incorporated herein by reference to AIGAM's Form ADV (File No. 801-42213), which are currently on file with the Securities and Exchange Commission.

          Reference is also made to the caption "Management of the Trust" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Sub-Advisers, Distributor and Administrator" and "Trustees and Officers" constituting Part B of the Registration Statement.


Item 29.  Principal Underwriters.

     (a) The principal underwriter of the Registrant also acts as principal underwriter for:

          SunAmerica Income Funds
          SunAmerica Money Market Funds, Inc.

     (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's
          Shares:

          Name and Principal       Position                 Position with the
          Business Address         With Underwriter         Registrant
          ------------------       ----------------         -----------------

          Peter A. Harbeck         President                President and
          The SunAmerica Center                             Trustee
          733 Third Avenue
          New York, NY  10017-3204

          Robert M. Zakem          Executive Vice           Secretary and
          The SunAmerica Center    President and            Chief Compliance
          733 Third Avenue         Director                 Officer
          New York, NY  10017-3204

          Name and Principal       Position            Position with the
          Business Address         With Underwriter    Registrant
          ------------------       ----------------    -----------------

          Susan L. Harris          Secretary           None
          SunAmerica Inc.
          1 SunAmerica Center
          Century City
          Los Angeles, CA  90067-6022

          Steven E. Rothstein      Treasurer           None
          The SunAmerica Center
          733 Third Avenue
          New York, NY  10017-3204

     (c)  Inapplicable.


Item 30.  Location of Accounts and Records.

          SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572.


Item 31.  Management Services.

          Inapplicable.


Item 32.  Undertakings.

          Registrant hereby undertakes:

          (c) To furnish, upon request and without charge, to each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders.

                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 17 to the Registration Statement (the "Post-Effective Amendment") pursuant to Rule 485(b) under the 1933 Act and that Registrant has duly caused the Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 11th of January, 1996.

                                   SUNAMERICA EQUITY FUNDS



                                   By:/s/Peter A. Harbeck
                                      ________________________
                                   Peter A. Harbeck,
                                   President and Trustee

     Pursuant to the requirements of the 1933 Act, the Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:


/s/Peter A. Harbeck           President and Trustee           January 11, 1996
---------------------         (Principal Executive Officer)
Peter A. Harbeck


        *                     Controller                      January 11, 1996
---------------------         (Principal Accounting
Peter C. Sutton                and Financial Officer)


        *                     Trustee                         January 11, 1996
---------------------
Peter McMillan III


        *                     Trustee                         January 11, 1996
---------------------
S. James Coppersmith


        *                     Trustee                         January 11, 1996
---------------------
Samuel M. Eisenstat


        *                     Trustee                         January 11, 1996
---------------------
Stephen J. Gutman


        *                     Trustee                         January 11, 1996
---------------------
Sebastiano Sterpa


*By:/s/Robert M. Zakem
    __________________________________
    Robert M. Zakem, Attorney-in-Fact

                            SUNAMERICA EQUITY FUNDS
                                 EXHIBIT INDEX

Exhibit No.                        Name                          Page No.
-----------         ----------------------------------           --------

     1              Declaration of Trust, as amended             --------

     2              By-Laws, as amended                          --------

    11              Consent of Independent Accountants           --------

    14              Model Retirement Plan                        --------

    16              Schedule of Computation
                    of Performance Quotations                    --------

    17              Powers of Attorney                           --------